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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated May 24, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-6






===============================================================================

                                TABLE OF CONTENTS



PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as to
                the Mortgage Loans..........................................
Section 2.05  Designation of Interests in the REMICs........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Insurance Policy; Claims...............
Section 3.06  Rights of the Depositor and the Trustee in Respect
                of the Servicer.............................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer
                Custodial Account; and Certificate Account..................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
                Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information
                Regarding the Mortgage Loans................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
                Account and Certificate Accounts............................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the
                Servicer to be Held for the Trustee.........................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing
                Statement; Financial Statements.............................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............
Section 3.23  Maintenance of the Rounding Accounts; Collections Thereunder..


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................
Section 5.09  Principal Distributions on the Special Retail Certificates....
Section 5.10  Determination of LIBOR........................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer......
Section 7.02  Merger or Consolidation of the Depositor or the Servicer......
Section 7.03  Limitation on Liability of the Depositor, the Servicer
                and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of
                Trustee During Event of Default.............................
Section 8.04  Action upon Certain Failures of the Servicer and upon Event of Default.......................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
                Certificates................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination upon Purchase by the Depositor or
                 Liquidation of All Mortgage Loans..........................
Section 10.02  Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment....................................................
Section 11.02  Recordation of Agreement.....................................
Section 11.03  Limitation on Rights of Certificateholders...................
Section 11.04  Governing Law................................................
Section 11.05  Notices......................................................
Section 11.06  Severability of Provisions...................................
Section 11.07  Certificates Nonassessable and Fully Paid....................
Section 11.08  Access to List of Certificateholders.........................
Section 11.09  Recharacterization...........................................






EXHIBITS
--------

Exhibit A-1-A-1    -    Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2    -    Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3    -    Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4    -    Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5    -    Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6    -    Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7    -    Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8    -    Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-9    -    Form of Face of Class 1-A-9 Certificate
Exhibit A-1-A-10   -    Form of Face of Class 1-A-10 Certificate
Exhibit A-1-A-11   -    Form of Face of Class 1-A-11 Certificate
Exhibit A-1-A-12   -    Form of Face of Class 1-A-12 Certificate
Exhibit A-1-A-13   -    Form of Face of Class 1-A-13 Certificate
Exhibit A-1-A-14   -    Form of Face of Class 1-A-14 Certificate
Exhibit A-1-A-15   -    Form of Face of Class 1-A-15 Certificate
Exhibit A-1-A-16   -    Form of Face of Class 1-A-16 Certificate
Exhibit A-1-A-17   -    Form of Face of Class 1-A-17 Certificate
Exhibit A-1-A-18   -    Form of Face of Class 1-A-18 Certificate
Exhibit A-1-A-19   -    Form of Face of Class 1-A-19 Certificate
Exhibit A-1-A-20   -    Form of Face of Class 1-A-20 Certificate
Exhibit A-1-A-21   -    Form of Face of Class 1-A-21 Certificate
Exhibit A-1-A-22   -    Form of Face of Class 1-A-22 Certificate
Exhibit A-1-A-23   -    Form of Face of Class 1-A-23 Certificate
Exhibit A-1-A-24   -    Form of Face of Class 1-A-24 Certificate
Exhibit A-1-A-25   -    Form of Face of Class 1-A-25 Certificate
Exhibit A-1-A-26   -    Form of Face of Class 1-A-26 Certificate
Exhibit A-1-A-27   -    Form of Face of Class 1-A-27 Certificate
Exhibit A-1-A-28   -    Form of Face of Class 1-A-28 Certificate
Exhibit A-1-A-29   -    Form of Face of Class 1-A-29 Certificate
Exhibit A-1-A-30   -    Form of Face of Class 1-A-30 Certificate
Exhibit A-1-A-31   -    Form of Face of Class 1-A-31 Certificate
Exhibit A-1-A-32   -    Form of Face of Class 1-A-32 Certificate
Exhibit A-1-A-33   -    Form of Face of Class 1-A-33 Certificate
Exhibit A-1-A-PO   -    Form of Face of Class 1-A-PO Certificate
Exhibit A-1-A-R    -    Form of Face of Class 1-A-R Certificate
Exhibit A-2-A-1    -    Form of Face of Class 2-A-1 Certificate
Exhibit A-2-A-2    -    Form of Face of Class 2-A-2 Certificate
Exhibit A-2-A-PO   -    Form of Face of Class 2-A-PO Certificate
Exhibit A-2-A-R    -    Form of Face of Class 2-A-R Certificate
Exhibit B-1-B-1    -    Form of Face of Class 1-B-1 Certificate
Exhibit B-1-B-2    -    Form of Face of Class 1-B-2 Certificate
Exhibit B-1-B-3    -    Form of Face of Class 1-B-3 Certificate
Exhibit B-1-B-4    -    Form of Face of Class 1-B-4 Certificate
Exhibit B-1-B-5    -    Form of Face of Class 1-B-5 Certificate
Exhibit B-1-B-6    -    Form of Face of Class 1-B-6 Certificate
Exhibit B-2-B-1    -    Form of Face of Class 2-B-1 Certificate
Exhibit B-2-B-2    -    Form of Face of Class 2-B-2 Certificate
Exhibit B-2-B-3    -    Form of Face of Class 2-B-3 Certificate
Exhibit B-2-B-4    -    Form of Face of Class 2-B-4 Certificate
Exhibit B-2-B-5    -    Form of Face of Class 2-B-5 Certificate
Exhibit B-2-B-6    -    Form of Face of Class 2-B-6 Certificate
Exhibit C               Form of Reverse of all Certificates.................
Exhibit D-1             Mortgage Loan Schedule (Loan Group 1)...............
Exhibit D-2             Mortgage Loan Schedule (Loan Group 2)...............
Exhibit E               Request for Release of Documents....................
Exhibit F               Form of Certification of Establishment of Account...
Exhibit G-1             Form of Transferor's Certificate....................
Exhibit G-2A            Form 1 of Transferee's Certificate..................
Exhibit G-2B            Form 2 of Transferee's Certificate..................
Exhibit H               Form of Transferee Representation Letter
                          for ERISA Restricted Certificates.................
Exhibit I               Form of Affidavit Regarding Transfer of
                          Residual Certificates.............................
Exhibit J               Contents of Servicing File..........................
Exhibit K               Form of Special Servicing Agreement.................
Exhibit L               List of Recordation States..........................
Exhibit M               Planned Principal Balance Schedule..................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated May 24, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").


                          W I T N E S S E T H  T H A T:
                          - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:


                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits ("REMIC 1" and "REMIC 2"). The Class A Certificates (other than the Class 1-A-R and Class 2-A-R Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the applicable REMIC. The Class 1-A-R and Class 2-A-R Certificates shall be the "residual interests" in REMIC 1 and REMIC 2, respectively. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the applicable REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):


====================== ========================== ================= ==================== ====================
                                                                                         Integral Multiples
                       Initial Class              Pass-Through      Minimum              in Excess
Classes                Certificate Balance        Rate              Denomination         of Minimum
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-1             $    119,690,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-2             $     40,000,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-3             $      2,746,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-4             $     11,278,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-5             $     30,000,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-6             $      2,300,000.00         7.250%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-7             $      2,300,000.00         7.250%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-8             $      2,300,000.00         7.250%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-9             $      2,300,000.00         7.250%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-10            $      4,522,620.00         7.250%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-11            $      1,583,380.00           (4)                $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-12            $      1,157,000.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-13            $      9,000,000.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-14            $      4,000,000.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-15            $      4,171,928.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-16            $      5,000,000.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-17            $      8,843,000.00         7.000%               $1,000                  $1,000
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-18            $      6,000,000.00         7.000%               $1,000                  $1,000
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-19            $      5,000,000.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-20            $      3,500,000.00         7.000%               $1,000                  $1,000
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-21            $      1,000,000.00         7.000%               $1,000                  $1,000
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-22            $      2,264,705.00           (1)                $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-23            $        372,058.00           (2)                $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-24            $        113,237.00           (3)                $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-25            $      2,000,000.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-26            $      1,500,000.00         7.000%               $1,000                  $1,000
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-27            $      1,500,000.00         7.000%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-28            $      2,000,000.00         7.000%               $1,000                  $1,000
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-29            $    129,735,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-30            $      1,801,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-31            $      4,417,072.00           (4)                $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-32            $     50,000,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-33            $     21,344,000.00         6.500%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-PO            $         50,487.00           (4)                $25,000                 N/A
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-A-R             $            100.00         6.500%               $100                    N/A
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-A-1             $    120,443,000.00         6.250%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-A-2             $      2,820,000.00         6.250%               $1,000                  $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-A-PO            $          9,374.00           (4)                N/A                     N/A
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-A-R             $            100.00         6.250%               N/A                     N/A
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-B-1             $      8,273,000.00         6.500%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-B-2             $      3,761,000.00         6.500%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-B-3             $      2,257,000.00         6.500%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-B-4             $      1,254,000.00         6.500%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-B-5             $      1,003,000.00         6.500%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 1-B-6             $      1,002,943.77         6.500%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-B-1             $        753,000.00         6.250%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-B-2             $        440,000.00         6.250%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-B-3             $        440,000.00         6.250%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-B-4             $        251,000.00         6.250%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-B-5             $        126,000.00         6.250%               $25,000                 $1
---------------------- ---------------------- -------------------- -------------------- --------------------
Class 2-B-6             $        189,077.51         6.250%               $25,000                 $1
====================== ====================== ==================== ==================== ====================



(1) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-22 Certificates at a rate of 5.65% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-22 Certificates at a per annum rate equal to (i) 0.50% plus (ii) LIBOR, subject to a minimum rate of 1.20% and a maximum rate of 8.50%.

(2) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-23 Certificates at a rate of 14.00% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-23 Certificates at a per annum rate equal to (i) 14.086957% minus (ii) the product of 6.086957 and LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 41.086957%.

(3) During the initial Interest Accrual Period, interest will accrue on the Class 1-A-24 Certificates at a rate of 11.00% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class 1-A-24 Certificates at a per annum rate equal to (i) 146.00% minus (ii) the product of 20.00 and LIBOR, subject to a minimum rate of 0.00% and a maximum rate of 11.00%.

(4) The Class 1-A-11, Class 1-A-31, Class 1-A-PO and Class 2-A-PO Certificates will be Principal-Only Certificates and will not bear interest.



                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class 1-A-3 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class 1-A-1 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 1 and (b) for the Class 1-A-30 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class 1-A-29 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 1.

            Accrual Certificates: The Class 1-A-3 and Class 1-A-30 Certificates.

            Accrual Distribution Amount: For any Distribution Date and any Class of Accrual Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans of such Loan Group: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            Bankruptcy Loss:  Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date and Loan Group, the Initial Bankruptcy Loss Amount for such Loan Group less the aggregate amount of Bankruptcy Losses previously incurred on the Mortgage Loans in such Loan Group during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates of the Related Group.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the Commonwealth of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-6 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Accounts for each Group created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-6." Funds in the related Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25,
Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 1-A-33, Class 1-A-PO, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-PO, Class 2-A-R, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, as the case may be.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20,
Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31,
Class 1-A-32, Class 1-A-33, Class 1-A-R, Class 1-A-PO, Class 2-A-1, Class 2-A-2, Class 2-A-R and Class 2-A-PO Certificates.

            Class A-PO Certificates: The Class 1-A-PO and Class 2-A-PO Certificates.

            Class A-PO Deferred Amount: As to any Distribution Date and each Class of Class A-PO Certificates prior to the applicable Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, on the Mortgage Loans in the Related Loan Group to be allocated to the Class A-PO Certificates of the Related Group on such Distribution Date or previously allocated to such Class A-PO Certificates and not yet paid to the Holders of such Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            Class 1-A-3 Accrual Distribution Amount: For any Distribution Date and the Class 1-A-3 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 1-A-30 Accrual Distribution Amount: For any Distribution Date and the Class 1-A-30 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 2-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 2, the amount, if any, by which the Class Certificate Balance of the Class 2-A-1 Certificates would be reduced as a result of the allocation of any Realized Loss (other than an Excess
Loss) to such Class pursuant to Section 5.03(a)(i) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class 2-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 2, the lesser of
(a) the Class Certificate Balance of the Class 2-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 2-A-2 Loss Allocation Amount and (b) the Class 2-A-1 Loss Amount with respect to such Distribution Date.

            Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of any Class of Accrual Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class 2-A-2 Certificates, any reduction allocated thereto pursuant to Section 5.03(e).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount thereof pursuant to clause
(ii) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date:  May 24, 2001.

            Code:  The Internal Revenue Code of 1986, as amended.

            Compensating Interest:  As defined in Section 3.17.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12 East, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date:  May 1, 2001.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $501,340,530.79 for Loan Group 1 and $125,471,551.68 for Loan Group 2.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan or Group 2 Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in June 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificate.

            Escrow Account:  As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default:  As defined in Section 8.01.

            Excess Losses: For any Distribution Date and Loan Group, the amount of any (i) Fraud Losses on the Mortgage Loans in such Loan Group in excess of the Fraud Loss Amount for such Loan Group, (ii) Special Hazard Losses on the Mortgage Loans in such Loan Group in excess of the Special Hazard Loss Amount for such Loan Group or (iii) Bankruptcy Losses on the Mortgage Loans in such Loan Group in excess of the Bankruptcy Loss Amount for such Loan Group.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates of a Group will be made pursuant to
Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch, Inc., or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date and Loan Group occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates of the Related Group. Thereafter, the Fraud Loss Amount for such Loan Group shall be equal to the lesser of (i) the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates of the Related Group and
(ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance for such Loan Group, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance for such Loan Group, and (c) after the fifth anniversary of the Cut-Off Date, zero.

            Group:  Either of Group 1 or Group 2.

            Group 1:  The Group 1-A Certificates and Group 1-B Certificates.

            Group 1 Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.500% per annum.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            The Group 1 Premium Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.500% per annum.

            Group 2: The Group 2-A Certificates and the Group 2-B Certificates.

            Group 2 Discount Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.250% per annum.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            The Group 2 Premium Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.250% per annum.

            Group 1-A Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15,
Class 1-A-16, Class 1-A-17, Class 1-A-18, Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26,
Class 1-A-27, Class 1-A-28, Class 1-A-29, Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 1-A-33, Class 1-A-PO and Class 1-A-R Certificates.

            Group 2-A Certificates: Class 2-A-1, Class 2-A-2, Class 2-A-PO and Class 2-A-R Certificates.

            Group 1-B Certificates: Any of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 or Class 1-B-6 Certificates.

            Group 2-B Certificates: Any of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $148,461.45 for Loan Group 1 and $100,000, for Loan Group 2.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $5,013,405.31 for Loan Group 1 and $1,254,715.52, for Loan Group 2.

            Initial Special Hazard Amount: $5,013,405.31 for Loan Group 1 and $2,301,548.89, for Loan Group 2.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Interest Settlement Rate: As defined in Section 5.10.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one-month U.S. Dollar deposits, as determined by the Trustee in accordance with Section 5.10.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and the State where the Corporate Trust Office is located.

            LIBOR Certificates: Any of the Class 1-A-22, Class 1-A-23 and Class 1-A-24 Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Living Holder: A Certificate Owner of a Special Retail Certificate other than a Deceased Holder.

            Loan Group:  Either of Loan Group 1 or Loan Group 2.

            Loan Group 1:  The Group 1 Mortgage Loans.

            Loan Group 2:  The Group 2 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated May 24, 2001, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.500% for each Group 1 Discount Mortgage Loan and 6.250% for each Group 2 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds Compensating Interest for such Loan Group for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                      Class 1-B-1              1.85%
                      Class 1-B-2              1.10%
                      Class 1-B-3              0.64%
                      Class 1-B-4              0.40%
                      Class 1-B-5              0.20%
                      Class 1-B-6              0.00%
                      Class 2-B-1              1.15%
                      Class 2-B-2              0.80%
                      Class 2-B-3              0.45%
                      Class 2-B-4              0.20%
                      Class 2-B-5              0.15%
                      Class 2-B-6              0.00%

            Original Subordinate Certificate Balance: $17,550,943.77 for Group 1 and $2,199,077.51 for Group 2.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC Group: The Class 1-A-29 and Class 1-A-30 Certificates, collectively.

            PAC Principal Amount: As to any Distribution Date and for the PAC Group, the amount, if any, that would reduce the balance of the PAC Group to the balance shown in the table set forth in Exhibit M with respect to such Distribution Date.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth or described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate (other than a Class 1-A-17, Class 1-A-18, Class 1-A-20, Class 1-A-21, Class 1-A-26 or Class 1-A-28
Certificate), the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part. With respect to a Class 1-A-17, Class 1-A-18, Class 1-A-20, Class 1-A-21, Class 1-A-26 or Class 1-A-28 Certificate, the percentage obtained by dividing the current Certificate Balance of each such Certificate by the current Class Certificate Balance of the Class of which said Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

               (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAmG" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of either REMIC as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 2-A-R, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Plan:  As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the related Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan or Group 2 Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class 1-A-11, Class 1-A-31, 1-A-PO and Class 2-A-PO Certificates are the only Classes of Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class 1-A-5 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount for Group 1.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 1-A-5 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates (other than the Class 1-A-PO Certificates) of Group 1 immediately prior to such date.

            Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates of a Group that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for such Group allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Group for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates of such Group that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day prior to the beginning of the applicable Interest Accrual Period for such Class and such Distribution Date.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1 and for Loan Group 2, Group 2.

            Related Loan Group: For Group 1, Loan Group 1 and for Group 2, Loan Group 2.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates of a Group as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period:  As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Reserve Interest Rate:  As defined in Section 5.10.

            Residual Certificates:  The Class 1-A-R or Class 2-A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            Rounding Account:  As defined in Section 3.23.

            Rounding Amount:  As defined in Section 3.23.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates:  The Class A Certificates.

            Senior Credit Support Depletion Date: As to each Group, the date on which the aggregate Class Certificate Balance of the Subordinate Certificates of such Group is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) of such Group immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) of such Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Group plus 70% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Group plus 60% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Group plus 40% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Group plus 20% of the Subordinate Percentage for such Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Group for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for such Group exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for such Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for such Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Group, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage for such Group of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage for such Group of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date and Group as to which any decrease in the Senior Prepayment Percentage for such Group applies, (i) the outstanding principal balance of all Mortgage Loans in the Related Loan Group (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates of such Group (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Related Loan Group as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for such Group set forth below:


                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

June 2006 through May 2007                           30%

June 2007 through May 2008                           35%

June 2008 through May 2009                           40%

June 2009 through May 2010                           45%

June 2010 and thereafter                             50%


            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan in the Related Loan Group, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.500% for Group 1 and 6.250% for Group 2 and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate shall not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

            Distribution Date Occurring In Shift Percentage
      ------------------------------ ----------------

            June 2001 through May 2006                                0%
            June 2006 through May 2007                               30%
            June 2007 through May 2008                               40%
            June 2008 through May 2009                               60%
            June 2009 through May 2010                               80%
            June 2010 and thereafter                                 100%


            Similar Law:  As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

                (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

                (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

                (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date and Loan Group, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans in such Loan Group, (ii) twice the principal balance of the largest Mortgage Loan in such Loan Group, and (iii) the aggregate principal balance of all Mortgage Loans in such Loan Group secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount for such Loan Group, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. Either Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Special Retail Certificates: The Class 1-A-17, Class 1-A-18, Class 1-A-20 and Class 1-A-21, Class 1-A-26 and Class 1-A-28 Certificates.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates:  The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Group, 100% minus the Senior Percentage for such Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Group, 100% minus the Senior Prepayment Percentage for such Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Group, an amount equal to the sum of (i) the Subordinate Percentage for such Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Group that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Subordinate Percentage for such Group of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount:  As defined in Section 2.02.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Telerate page 3750: As defined in Section 5.10.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Accounts, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Rounding Accounts.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-6" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                 (A)   The stock certificate;

                 (B)   The stock power executed in blank;

                 (C)   The executed proprietary lease;

                 (D)   The executed recognition agreement;

                 (E)   The executed assignment of recognition agreement, if any;

                 (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                 (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the applicable Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the applicable Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMICs. The Depositor hereby designates the Classes of Group 1-A Certificates (other than the Class 1-A-R Certificate) and the Classes of Group 1-B Certificates as classes of "regular interests" and the Class 1-A-R Certificates as the single class of "residual interests" in REMIC 1 for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby designates the Classes of Group 2-A Certificates (other than the Class 2-A-R Certificate) and the Classes of Group 2-B Certificates as classes of "regular interests" and the Class 2-A-R Certificates as the single class of "residual interests" in REMIC 2 for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of REMIC 1 and REMIC 2 within the meaning of
Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in REMIC 1 and REMIC 2 is June 25, 2031 and June 25, 2016, respectively.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Accounts. The Trustee shall, promptly upon receipt, deposit in the applicable Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the applicable Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the applicable Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in such Certificate Account. All funds required to be deposited in the Certificate Accounts shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Accounts at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Accounts are maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and
(ii) in the case of the Certificate Accounts, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Accounts shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Accounts incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the related Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of either Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-6 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Accounts. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the related Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Accounts for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the applicable Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Accounts;

            (iii) to withdraw and return to the Servicer any amount deposited in either Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the applicable Certificate Account upon termination pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates of the related Group are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Accounts or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans in a Loan Group for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of
(a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans in such Loan Group and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group for such Distribution Date (for each Loan Group any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            Section 3.23 Maintenance of the Rounding Accounts; Collections Thereunder.

            On or prior to the Closing Date, the Trustee shall establish a separate account (each, a "Rounding Account") with respect to each of the Special Retail Certificates, and Banc of America Securities LLC shall deposit $999.99 in each such Rounding Account. The Trustee shall maintain such accounts to provide, if needed, the applicable Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount for Loan Group 1 (after giving effect to the last sentence of this paragraph) for distributions of principal on any Class of the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the applicable Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date for Group 1 and (b) the date on which any loss is allocated to any Class of the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool Distribution Amount for Loan Group 1 for distributions of principal on any Class of Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the applicable Rounding Account on prior Distribution Dates which have not been repaid.

            Any amounts withdrawn by the Trustee from any Rounding Account shall be deposited in the Certificate Account for Group 1 for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

            On or promptly after the earlier of (i) the Senior Credit Support Depletion Date for Group 1 and (ii) the date on which any loss is allocated to any Class of the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the applicable Rounding Account.

            Amounts on deposit in the Rounding Accounts shall not be invested.

            Each Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of either of REMIC 1 or REMIC 2, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by REMIC 1 to any Rounding Account shall be treated for all federal tax purposes as distributed by REMIC 1 to Banc of America Securities LLC.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the applicable Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or
(b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the applicable Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the related Certificate Account to distributions on the Certificates in the Related Group in the following order of priority and to the extent of such funds, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1 and Group 2 solely from the Pool Distribution Amount for Loan Group 2:

            (i) to each Class of Senior Certificates (other than the Class A-PO Certificates) of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class 1-A-3 or Class 1-A-30 Certificates will instead be distributed in reduction of the Class Certificate Balances of the Classes of Certificates of Group 1 specified in Section 5.02(b)(i);

            (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) of such Group and the Class A-PO Certificates of such Group, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates) of such Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates of such Group in an aggregate amount up to the PO Principal Amount for such Group;

            (iii) to the Class A-PO Certificates of such Group, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Group for such Distribution Date from amounts otherwise distributable first to the Class 1-B-6 Certificates or Class 2-B-6 Certificates, as the case may be, pursuant to clause (iv)(L) below, second to the Class 1-B-5 Certificates or Class 2-B-5 Certificates, as the case may be, pursuant to clause (iv)(J) below, third to the Class 1-B-4 Certificates or Class 2-B-4 Certificates, as the case may be, pursuant to clause (iv)(H) below, fourth to the Class 1-B-3 Certificates or Class 2-B-3 Certificates, as the cases may be, pursuant to clause (iv)(F) below, fifth to the Clause 1-B-2 Certificates or Class 2-B-2 Certificates, as the case may be, pursuant to clause (iv)(D) below and finally to the Class 1-B-1 Certificates or Class 2-B-1 Certificates, as the case may be, pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates of such Group, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Certificates of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Certificates of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Certificates of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Certificates of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Certificates of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Certificates of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) The Holder of the Class 1-A-R and Class 2-A-R Certificates shall receive any remaining Pool Distribution Amounts for the Related Loan Group.

            For any Group and on any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the applicable Class of Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) (i)   With respect to the Class A Certificates of Group 1:

            (A) On each Distribution Date occurring prior to the Accretion Termination Date for the Class 1-A-3 Certificates, the Class 1-A-3 Accrual Distribution Amount will be allocated, sequentially, as follows:

                first, to the Class 1-A-1 Certificates, until their Class
            Certificate Balance has been reduced to zero; and

                second, to the Class 1-A-3 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            (B) On each Distribution Date occurring prior to the Accretion Termination Date for the Class 1-A-30 Certificates, the Class 1-A-30 Accrual Distribution Amount will be allocated, sequentially, as follows:

                first, to the Class 1-A-29 Certificates, until their Class
            Certificate Balance has been reduced to zero; and

                second, to the Class 1-A-30 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            (C) On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 1, the amount distributable to the Group 1-A Certificates (other than the Class 1-A-PO Certificates) pursuant to
      Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                first, to the Class 1-A-R Certificate, until its Class
            Certificate Balance has been reduced to zero;

                second, concurrently, as follows:

                        (a) 60.02493080%, sequentially, as follows:

                              (i) to the Class 1-A-5 Certificates, up to the
                        Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                              (ii) concurrently, as follows:

                                    (1) 52.37231585%, sequentially, to the Class
                              1-A-1 and Class 1-A-3 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                                    (2) 17.11010352% to the Class 1-A-2
                              Certificates, until their Class Certificate
                              Balance has been reduced to zero; and

                                    (3) 30.51758063%, sequentially, to the Class
                              1-A-32 and Class 1-A-33 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                              (iii) concurrently, as follows:

                                    (1) 42.42401444% to the Class 1-A-4
                              Certificates, until their Class Certificate
                              Balance has been reduced to zero;

                                    (2) 5.95613903% to the Class 1-A-11
                              Certificates, until their Class Certificate
                              Balance has been reduced to zero; and

                                    (3) 51.61984652%, sequentially, to the Class
                              1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9 and Class 1-A-10 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                              (iv) to the Class 1-A-5 Certificates, until their
                        Class Certificate Balance has been reduced to zero; and

                        (b) 39.97506920%, sequentially, as follows:

                              (i) to the PAC Group, up to the PAC Principal
                        Amount for such Distribution Date;

                              (ii) concurrently, 7.14285807% to the Class 1-A-31
                        Certificates, until their Class Certificate Balance has been reduced to zero and 92.85714193%, sequentially, as follows:

                                    (1) sequentially, to the Class 1-A-16 and
                              Class 1-A-19 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                                    (2) concurrently, to the Class 1-A-12 and
                              Class 1-A-17 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                                    (3) concurrently, to the Class 1-A-13 and
                              Class 1-A-21 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                                    (4) concurrently, to the Class 1-A-14 and
                              Class 1-A-18 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero; and

                                    (5) concurrently, as follows:

                                          (A) 44.03604469%, concurrently, to the
                                    Class 1-A-15 and Class 1-A-20 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero;

                                          (B) 40.17924997%, sequentially, as
                                    follows:

                                                (I) concurrently, to the Class
                                          1-A-25 and Class 1-A-26 Certificates,
                                          pro rata, until their Class
                                          Certificate Balances have been reduced
                                          to zero; and

                                                (II) concurrently, to the Class
                                          1-A-27 and Class 1-A-28 Certificates,
                                          pro rata, until their Class
                                          Certificate Balances have been reduced
                                          to zero; and

                                          (C) 15.78470534%, concurrently, to the
                                    Class 1-A-22, Class 1-A-23 and Class 1-A-24
                                    Certificates, pro rata, until their Class
                                    Certificate Balances have been reduced to zero; and

                              (iii) concurrently, to the PAC Group.

            (ii) With respect to the Class A Certificates of Group 2:

            On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 2, the amount distributable to the Group 2-A Certificates (other than the Class 2-A-PO Certificates) pursuant to
      Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                first, to the Class 2-A-R Certificate, until its Class
            Certificate Balance has been reduced to zero; and

                second, concurrently, to the Class 2-A-1 and Class 2-A-2
            Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            Prior to the Senior Credit Support Depletion Date for Group 1, all distributions of principal to the PAC Group will be made sequentially to the Class 1-A-29 Certificates and Class 1-A-30 Certificates, in that order, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, for a Group notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group (other than the Class A-PO Certificates of such Group) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates of a Group for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls for the Related Loan Group, (B) any Excess Losses on the Mortgage Loans in such Loan Group allocable to interest, (C) on and after the Senior Credit Support Depletion Date for such Group, any other Realized Loss on the Mortgage Loans in such Loan Group allocable to interest and (D) Relief Act Reductions incurred on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates of a Group on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates of such Group which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) of such Group immediately prior to such Distribution Date (for each Group, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of such Group junior to such Class (for each Group, the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of such Group will not be used in determining the Pro Rata Share for the Subordinate Certificates of such Group that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates of such Group that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Restricted Classes of such Group in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates of the Related Group then outstanding with the lowest numerical Class designation).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses on the Mortgage Loans in a Loan Group with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan in such Loan Group, including any Excess Loss, shall be allocated to the Class A-PO Certificates of the Related Group until the Class Certificate Balance thereof is reduced to zero; and

            (ii) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) with respect to a Mortgage Loan in such Loan Group shall be allocated first to the Subordinate Certificates of the Related Group in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates of the Related Group then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates) of the Related Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

            (iii) the applicable Non-PO Percentage of the principal portion of any Excess Losses with respect to a Mortgage Loan in such Loan Group shall be allocated pro rata among the Senior Certificates of the Related Group (other than the Class A-PO Certificates) in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates of the Related Group on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates (other than the Class A-PO Certificates) of the Related Group, will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances, or in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates of a Group then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            After the Senior Credit Support Depletion Date for a Group, the Class Certificate Balances of the Senior Certificates of such Group in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates of such Group) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for the Related Loan Group for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-PO Certificates) of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            The Class Certificate Balance of the Class A-PO Certificates of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of such Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 2-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 2-A-2 Certificates will be reduced by the Class 2-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii) and Section 5.03(b), the Class Certificate Balance of the Class 2-A-1 Certificates will not be reduced by the Class 2-A-2 Loss Allocation Amount.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, the Accrual Distribution Amounts with respect to the Accrual Certificates, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

            (vi) for each Group, the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xiv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group, any Class A-PO Deferred Amounts for such Distribution Date; and

            (xv) for each Loan Group, the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, each REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. Each Tax Matters Person shall have the same duties with respect to REMIC 1 and Remic 2 as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holders of the Class 1-A-R and Class 2-A-R Certificates are hereby designated as the Tax Matters Person for REMIC 1 and Remic 2, respectively. By its acceptance of the Class 1-A-R or Class 2-A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the related REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as two REMICs and avoid the imposition of tax on the REMICs. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate of such REMIC.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in either REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to each REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" of the applicable REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust and each REMIC on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

            Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date for Group 1 and (2) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of each such Class and at the request of Living Holders of Certificates of each such Class or by mandatory distributions, pursuant to
Section 5.09(a) and Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date for Group 1 and (B) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balances of such Class will be made on a pro rata basis pursuant to Section 5.09(e).

            (a) Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to any Class of the Special Retail Certificates are made, such distributions will be made in the following priority:

            (i) first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $100,000 for each requesting Deceased Holder; and

            (ii) second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

            Thereafter, distributions will be made, with respect to such Class of the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

            All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

            Distributions in reduction of the Class Certificate Balance of any Class of Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount for Group 1 allocable to such Class pursuant to Section 5.02, plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

            To the extent that the portion of the Senior Principal Distribution Amount for Group 1 allocable to any Class of Special Retail Certificates on any Distribution Date exceeds the aggregate Class Certificate Balance of that Class of Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

            (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

            (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

            The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the applicable Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

            Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

            Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

            If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (d) If principal distributions to be made to any Class of the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

            (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date for Group 1 and (ii) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by Section 5.09(a) or by mandatory distributions as provided for by
Section 5.09(d).

            (f) In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of each Class of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.

            Section 5.10 Determination of LIBOR. On each Rate Determination Date for a Class of LIBOR Certificates, the Trustee shall determine LIBOR for the applicable Distribution Date on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. Dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. Dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or
(B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. Dollar lending rate that the New York City banks selected by the Trustee are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date for a Class of LIBOR Certificates, the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date for such Class of LIBOR Certificates, or, in the case of the first Rate Determination Date, the Initial LIBOR Rate.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (212) 815-7162 and make a request therefor.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7,
A-1-A-8, A-1-A-9, A-1-A-10, A-1-A-11, A-1-A-12, A-1-A-13, A-1-A-14, A-1-A-15,
A-1-A-16, A-1-A-17, A-1-A-18, A-1-A-19, A-1-A-20, A-1-A-21, A-1-A-22, A-1-A-23,
A-1-A-24, A-1-A-25, A-1-A-26, A-1-A-27, A-1-A-28, A-1-A-29, A-1-A-30, A-1-A-31,
A-1-A-32, A-1-A-33, A-1-A-PO, A-1-A-R, A-2-A-1, A-2-A-2, A-2-A-PO, A-2-A-R,
B-1-B-1, B-1-B-2, B-1-B-3, B-1-B-4, B-1-B-5, B-1-B-6, B-2-B-1, B-2-B-2, B-2-B-3,
B-2-B-4, B-2-B-5 and B-2-B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class 1-A-17, Class 1-A-18, Class 1-A-20, Class 1-A-21, Class 1-A-26, Class 1-A-28, Class 1-A-PO, 1-A-R, Class 2-A-PO and Class 2-A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class 1-A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class 1-A-17, Class 1-A-18, Class 1-A-20, Class 1-A-21, Class 1-A-26 and Class 1-A-28 Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class 1-A-R and Class 2-A-R Certificates shall be in a minimum denomination of $100. The Class 2-A-PO Certificates shall be issued in a minimum denomination of $9,374. The Senior Certificates (other than the Class 1-A-R and Class 2-A-R Certificates) and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default or (D) in the event the Depository is unable to make the pro rata distributions required by Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) On and After the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:


            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Accounts) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Accounts and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from either Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the applicable Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the applicable Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from such Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. With respect to each Group of Certificates, subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date for such Group and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b) with respect to such Group) shall terminate with respect to such Group and the Related Loan Group upon the last action required to be taken by the Trustee on the Final Distribution Date for such Group pursuant to this
Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans in such Loan Group and all REO Property relating to such Loan Group at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in such Loan Group (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property relating to such Loan Group (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Holders of Certificates of the Related Group pursuant to the fourth paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates of such Group as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan in such Loan Group (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan in such Loan Group the Trust Estate or the disposition of all REO Property relating to such Loan Group.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all of the Mortgage Loans in a Loan Group is conditioned upon the Pool Stated Principal Balance of the Mortgage Loans in such Loan Group as of such Final Distribution Date for the related Group being less than 10% of the Cut-off Date Pool Principal Balance for such Loan Group. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date for the Related Group (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets relating to a Loan Group) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date for the related Group upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the applicable Certificate Account on or before the Final Distribution Date for the Related Group in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in such Certificate Account on the Final Distribution Date for the Related Group equal to the purchase price for the related assets of the Loan Group computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class of the Group, in the order set forth in Section 5.02 hereof, on the Final Distribution Date for such Group and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the applicable Class A-PO Deferred Amount with respect to the Class A-PO Certificates of such Group, and (II) as to the Class 1-A-R or Class 2-A-R Certificate, the amounts, if any, which remain on deposit in the related Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above. If all of the Holders of the Certificates of such Group do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date for such Group, the Trustee shall on such date cause all funds in the Certificate Account related to such Loan Group not distributed in final distribution to Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Loan Group) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01 for a Loan Group, such Loan Group shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause REMIC 1 or REMIC 2 to fail to qualify as a REMIC at any time that any Certificates of the related Group are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust relating to such Loan Group to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the related REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the related REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agrees to take such other action in connection with such plan of complete liquidation of the related REMIC as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of each REMIC as a separate REMIC at all times that any Certificates of the Related Group are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into either Certificate Account provided that
(a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-B-1 Certificates, the Class 1-B-2 Certificates, the Class 1-B-3 Certificates, the Class 1-B-4 Certificates, the Class 1-B-5 Certificates, the Class 2-B-1 Certificates, the Class 2-B-2 Certificates, the Class 2-B-3 Certificates, the Class 2-B-4 Certificates or the Class 2-B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the Pool Stated Principal Balance of a Loan Group at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans of such Loan Group to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of either REMIC as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of either REMIC as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, and Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40206-5318,
Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street 12 East, New York, New York 10286, Attention: Corporate Trust - MBS Group (Fax:
(212) 815-5309) (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn:
Residential Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor

                                    By:
                                       ------------------------------------
                                       Name:  Judy Ford
                                       Title: Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:
                                       ------------------------------------
                                       Name:  Robert J. DeBenedet
                                       Title: Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

STATE OF NEW YORK       )
                        )     ss.:
COUNTY OF   NEW YORK    )


            On the 24th day of May, 2001, before me, a notary public in and for the State of New York, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 24th day of May, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )     ss.:
COUNTY OF MECKLENBURG   )


            On the 24th day of May, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $119,690,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 ZW 5


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $40,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 ZX 3


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,746,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 ZY 1


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $11,278,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 ZZ 8


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $30,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 A2 8


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-1-A-6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,300,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 A3 6


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,300,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 A4 4


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,300,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 A5 1


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-1-A-9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,300,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 A6 9


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,522,620.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 A7 7


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,583,380.00

CUSIP No.:                    060506 A8 5


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 1-A-11 Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-12

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,157,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 A9 3


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-13

                   [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-13

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $9,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B2 7


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-14

                   [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B3 5


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-15

                   [FORM OF FACE OF CLASS 1-A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-15

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,171,928.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B4 3


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-16

                   [FORM OF FACE OF CLASS 1-A-16 CERTIFICATE]

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-16

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B5 0


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-17

                   [FORM OF FACE OF CLASS 1-A-17 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-17

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,843,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B6 8


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-18

                   [FORM OF FACE OF CLASS 1-A-18 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-18

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $6,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B7 6


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-19

                   [FORM OF FACE OF CLASS 1-A-19 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-19

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B8 4


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-20

                   [FORM OF FACE OF CLASS 1-A-20 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-20

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,500,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 B9 2


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-21

                   [FORM OF FACE OF CLASS 1-A-21 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-21

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 C2 6


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-22

                   [FORM OF FACE OF CLASS 1-A-22 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-22

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,264,705.00

Pass-Through Rate:            Floating

CUSIP No.:                    060506 C3 4


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in June 2001 will be 5.650% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-23

                   [FORM OF FACE OF CLASS 1-A-23 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-23

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $372,058.00

Pass-Through Rate:            Inverse Floating

CUSIP No.:                    060506 C4 2


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in June 2001 will be 14.000% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-24

                   [FORM OF FACE OF CLASS 1-A-24 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-24

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $113,237.00

Pass-Through Rate:            Inverse Floating

CUSIP No.:                    060506 C5 9


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      The Pass-Through Rate applicable with respect to the Distribution Date in June 2001 will be 11.000% per annum, and on each subsequent Distribution Date shall be determined as provided in the Pooling and Servicing Agreement.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-25

                   [FORM OF FACE OF CLASS 1-A-25 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-25

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 C6 7


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-26

                   [FORM OF FACE OF CLASS 1-A-26 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-26

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-26

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,500,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 C7 5


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-27

                   [FORM OF FACE OF CLASS 1-A-27 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-27

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-27

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,500,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 C8 3


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                     * * *

                                EXHIBIT A-1-A-28

                   [FORM OF FACE OF CLASS 1-A-28 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-28

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-28

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,000,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 C9 1


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the current Certificate Balance of this Certificate by the current Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-29

                   [FORM OF FACE OF CLASS 1-A-29 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-29

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-29

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $129,735,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 D2 5


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-30

                   [FORM OF FACE OF CLASS 1-A-30 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-30

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-30

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,801,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 D3 3


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-31

                   [FORM OF FACE OF CLASS 1-A-31 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-31

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-31

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,417,072.00

CUSIP No.:                    060506 D4 1


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 1-A-31 Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-32

                   [FORM OF FACE OF CLASS 1-A-32 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-32

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-32

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

            Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $50,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 D5 8


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-33

                   [FORM OF FACE OF CLASS 1-A-33 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-33

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-33

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $21,344,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 D6 6


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-1-A-PO

                   [FORM OF FACE OF CLASS 1-A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 1-A-PO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $50,487.00

CUSIP No.:                    060506 D7 4


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 1-A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 D8 2


      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $120,443,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 D9 0


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT A-2-A-2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS 2-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 2-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,820,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 E2 4


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                EXHIBIT A-2-A-PO

                   [FORM OF FACE OF CLASS 2-A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 2-A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                  Class 2-A-PO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $9,374.00

CUSIP No.:                    060506 E3 2


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class 2-A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                     * * *

                                 EXHIBIT A-2-A-R

                    [FORM OF FACE OF CLASS 2-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 2-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 E4 0


      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 2-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 2-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 2-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 2-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 2-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 2-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 2-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 2-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT B-1-B-1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $8,273,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 E5 7


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT B-1-B-2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A AND CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,761,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 E6 5


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT B-1-B-3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A, CLASS 1-B-1 AND CLASS 1-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,257,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 E7 3


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT B-1-B-4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A, CLASS 1-B-1, CLASS 1-B-2 AND CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,254,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 F3 1


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3 AND CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,003,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 F4 9


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3, CLASS 1-B-4 AND CLASS 1-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,002,943.77

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 F5 6


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $753,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 E8 1

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT B-2-B-2

                    [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A AND CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $440,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 E9 9


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT B-2-B-3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A, CLASS 2-B-1 AND CLASS 2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $440,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 F2 3


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.


                                      * * *

                                 EXHIBIT B-2-B-4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A, CLASS 2-B-1, CLASS 2-B-2 AND CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $251,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 F6 4


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3 AND CLASS 2-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $126,000.00

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 F7 2


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3, CLASS 2-B-4 AND CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-6
                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 May 1, 2001

First Distribution Date:      June 25, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $189,077.51

Pass-Through Rate:            6.250%

CUSIP No.:                    060506 F8 0


      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated May 24, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class 1-A-17, Class 1-A-18, Class 1-A-20, Class 1-A-21, Class 1-A-26 or Class 1-A-28 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance for a Loan Group is less than 10% of the Cut-Off Date Pool Principal Balance for such Loan Group, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans in such Loan Group and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement with respect to such Loan Group will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan in such Loan Group or the disposition of all property in respect thereof and the distribution to Certificateholders of the Related Group of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                     as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                    ------------------------------------------
                                    Signature by or on behalf of assignor



                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to __________________
____________________________________.

      This information is provided by ____________________, the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

Bank of America Securities
BOAMS 2001-06
30 YR

Loan Count:                                                   1,189
Scheduled Balance:                                   501,340,530.79
W/A Interest Rate:                                            7.34%
Terms to Maturity W/A:                                          358



   Loan     Borrower               Zip        Property                          Loan                Doc
  Number    Last Name       State  Code         Type         Occupancy        Purpose              Type

0023749195  MASIELLO         VA    20152         PUD          Primary        Refinance            Reduced
0023801111  SHUSS            CO    80015         PUD          Primary         Purchase            Reduced
0028253557  KEDES            VA    22901    Single Family     Primary        Refinance            Reduced
0028522787  HOLLEY           TN    38017    Single Family     Primary        Refinance            Reduced
0028580504  SGHIMAN          NC    27617         PUD          Primary         Purchase           Standard
0028918985  ELITZAK          MA    01886    Single Family     Primary         Purchase            Reduced
0028964666  GIBBAR           CO    80129         PUD          Primary         Purchase           Standard
0029091857  CRISSEY          WA    98110         PUD          Primary         Purchase           Standard
0029096765  LISS             TN    37064    Single Family     Primary        Refinance            Reduced
0029141322  MCLEAN           SC    29928         PUD         Secondary       Refinance           Standard
0029160199  COLTUN           NC    27949         PUD         Secondary        Purchase            Reduced
0029162633  MALDARELLI JR    MD    20878         PUD          Primary         Purchase            Reduced
0029197761  KAMARAT          IL    60614     Two Family       Primary         Purchase           Standard
0029219912  HUG              KS    66215         PUD          Primary        Refinance            Reduced
0029245974  BARTSCH          CO    80027         PUD          Primary        Refinance            Reduced
0029307337  VIEBRANZ         TN    37069         PUD          Primary        Refinance            Reduced
0029311644  CHRISTOS         TX    75034         PUD          Primary         Purchase           Standard
0029312402  STRICKLAND       NC    27604    Single Family     Primary        Refinance           Standard
0029318003  MCDONALD         MO    64014         PUD          Primary        Refinance            Reduced
0029321288  OSIKOWICZ        IL    60047    Single Family     Primary        Refinance           Standard
0029332939  GLAD             OR    97068    Single Family     Primary         Purchase            Reduced
0029333846  SICHLER          CO    80016         PUD          Primary         Purchase           Standard
0029338035  ENGSTROM         CO    80439         PUD          Primary        Refinance           Standard
0029338530  CONRAD           CO    80129         PUD          Primary         Purchase            Reduced
0029343860  TONEY            TX    75078         PUD          Primary         Purchase           Standard
0029346111  PARADISE         NC    28601    Single Family     Primary        Refinance            Reduced
0029348596  AMATO            WA    98059         PUD          Primary         Purchase           Standard
0029351012  SIESS            NY    11725    Single Family     Primary         Purchase           Standard
0029354586  PETERSON         WA    98275    Single Family     Primary        Refinance           Standard
0029361904  MCELROY          MN    55436    Single Family     Primary    Cash-out Refinance       Reduced
0029361987  SAXON            TX    75225    Single Family     Primary         Purchase           Standard
0029364395  HOWARD           VA    20112         PUD          Primary         Purchase            Reduced
0029369493  DONOVAN          CO    80206    Single Family     Primary         Purchase            Reduced
0029369584  POEHLMANN        TX    78703    Single Family     Primary        Refinance            Reduced
0029372596  ARESU            WA    98390         PUD          Primary         Purchase            Reduced
0029373545  MERKEL           IN    47201         PUD          Primary         Purchase            Reduced
0029384138  CRAWFORD         TX    75022         PUD          Primary        Refinance           Standard
0029384948  GHAEMI           VA    22066         PUD          Primary        Refinance            Reduced
0029387701  KERRIDGE         MD    21037         PUD          Primary         Purchase            Reduced
0029388147  BAUMANN          OK    73116    Single Family     Primary        Refinance            Reduced
0029391000  KAPLAN           KS    66209         PUD          Primary        Refinance           Standard
0029392164  MCINTURF         OH    45243    Single Family     Primary    Cash-out Refinance       Reduced
0029392248  HANSEN           MN    55424    Single Family     Primary        Refinance           Standard
0029392594  KOERNER          TX    75032         PUD          Primary        Refinance            Reduced
0029400041  WOODELL          WA    98498    Single Family     Primary         Purchase            Reduced
0029400082  LASCO            FL    34219         PUD         Secondary        Purchase           Standard
0029403870  HOLMAN           KY    40502         PUD          Primary        Refinance            Reduced
0029406873  PORTZ SR         AZ    86406    Single Family     Primary         Purchase           Standard
0029406964  PHILIPS          IL    60187    Single Family     Primary         Purchase           Standard
0029406998  SEVER            VA    20148         PUD          Primary         Purchase           Standard
0029411568  BACON            MA    01532    Single Family     Primary         Purchase           Standard
0029414406  CARROLL          MD    21044    Single Family     Primary         Purchase            Reduced
0029414521  NARANG           CA    92692    Single Family     Primary        Refinance           Standard
0029415783  PRECIADO         CA    92024    Single Family     Primary    Cash-out Refinance       Reduced
0029415833  STALLINGS        NC    28630    Single Family     Primary        Refinance            Reduced
0029416245  CONNOLLEY        MO    63038    Single Family     Primary        Refinance           Standard
0029416328  MARKOFF          TX    77024         PUD          Primary        Refinance            Reduced
0029416377  MECKLENBURG      TX    76092         PUD          Primary         Purchase           Standard
0029416500  GRAHAM           GA    30318    Single Family     Primary         Purchase           Standard
0029416716  KASEN            CO    80121         PUD          Primary         Purchase            Reduced
0029416740  LEMOINE          MO    63005    Single Family     Primary        Refinance           Standard
0029420361  STARR            VA    20147         PUD          Primary        Refinance            Reduced
0029420387  SMAUS            CO    80129         PUD          Primary         Purchase           Standard
0029420726  WHITENER         MD    20854         PUD          Primary         Purchase           Standard
0029422458  RAMEY            NC    27608    Single Family     Primary    Cash-out Refinance       Reduced
0029423563  CASSIDY          CA    94304    Single Family     Primary        Refinance           Standard
0029425592  MORIARTY         KY    40059    Single Family     Primary    Cash-out Refinance      Standard
0029425782  JAGER            MD    21037         PUD          Primary         Purchase            Reduced
0029427135  OMAN             TN    37205   High-Rise Condo    Primary         Purchase            Reduced
0029427143  HOHL             CA    95117    Single Family     Primary        Refinance           Standard
0029427200  CRAM JR          WA    98116    Single Family     Primary    Cash-out Refinance       Reduced
0029427440  SHACKLETT        CA    94526         PUD          Primary        Refinance            Reduced
0029427473  MOCK III         PA    18901    Single Family     Primary        Refinance            Reduced
0029429347  BARTON           MO    63141    Single Family     Primary        Refinance            Stated
0029430543  ASCHINGER        MO    63128         PUD          Primary        Refinance           Standard
0029430576  LARMER II        VA    22554    Single Family     Primary    Cash-out Refinance       Reduced
0029430758  AKIN             OH    45215    Single Family     Primary         Purchase           Standard
0029431103  BLOODSWORTH      FL    32779         PUD          Primary         Purchase           Standard
0029432028  MACKAY           TX    78705    Single Family     Primary        Refinance            Reduced
0029432135  WARD             CA    94583    Single Family     Primary        Refinance           Standard
0029432242  SWENOR           VA    20176         PUD          Primary         Purchase            Reduced
0029433257  MORALES          MD    20816    Single Family     Primary    Cash-out Refinance      Standard
0029433349  WILSON           CA    94536    Single Family     Primary    Cash-out Refinance      Standard
0029433505  HSU              CA    91360    Single Family     Primary        Refinance           Standard
0029433554  KNIGHTEN         WA    98006         PUD          Primary         Purchase           Standard
0029434602  SPENCER          NC    27502    Single Family     Primary         Purchase            Reduced
0029437142  MUTSCHLER        CO    80124         PUD          Primary         Purchase            Reduced
0029438116  BALLARD          MN    55446    Single Family     Primary         Purchase           Standard
0029440443  GEISE            CA    94555    Single Family     Primary         Purchase           Standard
0029440567  SPRAGUE BAUTIST  MD    20601    Single Family     Primary         Purchase           Standard
0029440666  YODER            OH    45066    Single Family     Primary         Purchase           Standard
0029440682  MCMAHON          CO    80127         PUD          Primary         Purchase            Reduced
0029442597  FOLINO           CA    92656    Single Family     Primary         Purchase           Standard
0029443280  HUNT             GA    30215         PUD          Primary         Purchase            Reduced
0029443710  CASTILLO         FL    33330         PUD          Primary         Purchase           Standard
0029445962  DYKES            CO    80007         PUD          Primary         Purchase           Standard
0029446507  GLADDEN          CA    92122    Single Family     Primary         Purchase            Reduced
0029446556  YEAKLE           PA    19073    Single Family     Primary         Purchase           Standard
0029446614  VOJDANI          CA    95616    Single Family     Primary         Purchase            Reduced
0029447778  AVENT            VA    22102         PUD          Primary         Purchase           Standard
0029449162  BOUNDS SR        TN    38017    Single Family     Primary        Refinance            Reduced
0029449188  KROHN            NV    89509         PUD          Primary         Purchase           Standard
0029449220  FULLER           CA    92130         PUD          Primary         Purchase           Standard
0029449949  YATES            MO    65020    Single Family    Secondary       Refinance            Reduced
0029452216  HARRIS           AZ    85296         PUD          Primary         Purchase           Standard
0029454568  LIVINGSTON       CO    80210    Single Family     Primary    Cash-out Refinance       Reduced
0029455086  MCGURTY          NJ    07087    Single Family     Primary         Purchase           Standard
0029456423  SUMMERS          OH    43082    Single Family     Primary         Purchase           Standard
0029456530  LEHAVI           CA    91367    Single Family     Primary         Purchase           Standard
0029457538  MCFARLAND        CA    94503    Single Family     Primary         Purchase            Reduced
0029458486  MLCAK            TX    78261    Single Family     Primary        Refinance           Standard
0029461084  HENDERSON        CO    80403         PUD          Primary        Refinance            Reduced
0029461399  FINDLEY          IN    46180    Single Family     Primary        Refinance           Standard
0029461662  IRWIN            CA    91326         PUD          Primary         Purchase           Standard
0029462561  HOSKING          TN    37922    Single Family     Primary        Refinance            Reduced
0029462629  SMITH            TX    76262    Single Family     Primary         Purchase            Reduced
0029465184  MYNATT JR        GA    30252    Single Family     Primary        Refinance           Standard
0029465432  HAMEL            VA    23226    Single Family     Primary         Purchase           Standard
0029465465  GALLOWAY         VA    23454    Single Family     Primary         Purchase           Standard
0029465804  CARPENTER        CO    80439         PUD          Primary         Purchase            Reduced
0029465820  KIGER            TX    75205    Single Family     Primary         Purchase            Reduced
0029465853  DANCER           OK    73003    Single Family     Primary        Refinance            Reduced
0029465887  RICHARDSON       CO    80516    Single Family     Primary         Purchase            Reduced
0029467701  BENNETT          WA    98275         PUD          Primary         Purchase           Standard
0029471851  BREWER           CA    91326         PUD          Primary         Purchase           Standard
0029471885  LEAHY            CA    94025    Single Family     Primary         Purchase           Standard
0029472370  FISH             NC    28601    Single Family     Primary         Purchase            Reduced
0029472636  FELDEWERT        NM    87505    Single Family     Primary         Purchase            Reduced
0029472644  KAL              CO    80210    Single Family     Primary        Refinance           Standard
0029473220  ROBESON          CO    80132    Single Family     Primary         Purchase            Reduced
0029476397  CRAIG            CO    80424    Single Family     Primary        Refinance           Standard
0029476827  MAGO             IL    60143    Single Family     Primary        Refinance            Reduced
0029477072  PETERS           WA    98102    Single Family     Primary    Cash-out Refinance      Standard
0029477148  ROBERTS          TX    75028         PUD          Primary        Refinance            Reduced
0029477460  LEWIS            GA    30017         PUD          Primary         Purchase           Standard
0029478898  KANG             CA    91206    Single Family     Primary         Purchase           Standard
0029479748  CALLAN           CA    91355         PUD          Primary         Purchase           Standard
0029479953  ANKRUM           CO    80206    Single Family     Primary         Purchase            Reduced
0029482361  HAMEL JR         MA    01938    Single Family     Primary         Purchase           Standard
0029482791  SOLTES           TX    78751    Single Family     Primary        Refinance           Standard
0029483039  JOY              TN    38017         PUD          Primary         Purchase           Standard
0029483054  WALLACE          TN    37220    Single Family     Primary         Purchase           Standard
0029483070  WALKER           KY    42001    Single Family     Primary        Refinance            Reduced
0029483088  BROTMAN          PA    19002         PUD          Primary         Purchase            Reduced
0029483138  HERRMANN         CO    80031         PUD          Primary        Refinance           Standard
0029483146  MADDOX           NC    28078         PUD          Primary         Purchase            Reduced
0029483203  BADART           WA    98004    Single Family     Primary        Refinance            Reduced
0029485620  RABINOVICH       CA    92122         PUD          Primary         Purchase            Reduced
0029489101  DAVIS            TX    79424    Single Family     Primary        Refinance            Reduced
0029491404  COLLINS          CA    95003    Single Family     Primary    Cash-out Refinance       Reduced
0029492337  MONSEES          CO    80116    Single Family     Primary        Refinance            Reduced
0029493772  HANSON           CO    80304    Single Family     Primary         Purchase            Reduced
0029500998  XU               CA    94506         PUD          Primary         Purchase            Reduced
0029502929  DUNCAN           CO    80908    Single Family     Primary        Refinance           Standard
0029503133  SIZEMORE         AL    35010    Single Family    Secondary       Refinance            Reduced
0029503158  ADKISSON         WA    98607    Single Family     Primary        Refinance            Reduced
0029504610  STANDIFORD       CO    80537         PUD          Primary        Refinance           Standard
0029504636  DOMANICO         IL    60148    Single Family     Primary        Refinance            Reduced
0029504933  FINCH            WA    98146    Single Family     Primary    Cash-out Refinance       Reduced
0029505914  DIECKMANN        CO    80301         PUD          Primary         Purchase            Reduced
0029506292  PATZ             WA    98119    Single Family     Primary    Cash-out Refinance       Reduced
0029506995  DVORAK           CO    80206    Single Family     Primary    Cash-out Refinance      Standard
0029507282  ROBERTSON        CO    81620         PUD          Primary         Purchase            Reduced
0029507910  GLASSER          TN    37205    Single Family     Primary        Refinance           Standard
0029508058  WILLIAMS         CO    80132         PUD          Primary         Purchase            Reduced
0029508645  HEATH            CO    80027         PUD          Primary    Cash-out Refinance       Reduced
0029509924  HUBNER           OK    74105         PUD          Primary         Purchase            Reduced
0029510369  LAGRONE          MD    20860    Single Family     Primary        Refinance           Standard
0029510500  CHILDERS         TX    77056         PUD          Primary         Purchase           Standard
0029510617  NAGUIB           CO    80111         PUD          Primary         Purchase           Standard
0029512472  TAYLOR           TX    76087    Single Family     Primary        Refinance            Reduced
0029512696  WEILAND          WA    98103    Single Family     Primary         Purchase            Reduced
0029513611  ANGELUCCI        UT    84108    Single Family     Primary         Purchase            Reduced
0029513728  MILLER           CO    80027         PUD          Primary         Purchase           Standard
0029514718  KELCH            CA    95758         PUD          Primary    Cash-out Refinance      Standard
0029515830  HSU              CA    95050    Single Family     Primary    Cash-out Refinance      Standard
0029516747  MCCLOSKEY        TX    77024    Single Family     Primary         Purchase           Standard
0029518859  BARNES           OR    97229         PUD          Primary    Cash-out Refinance       Reduced
0029519147  BURGESS          TX    78619         PUD          Primary        Refinance            Reduced
0029520012  RICKERT          KY    40206    Single Family     Primary        Refinance            Reduced
0029520210  KIRKLAND JR      NM    87505    Single Family     Primary        Refinance            Reduced
0029521507  ALABAN           CA    95051    Single Family     Primary        Refinance            Reduced
0029521754  DULING           VA    20117    Single Family     Primary        Refinance            Reduced
0029521879  WILLIAMS         CO    80301    Single Family     Primary    Cash-out Refinance       Reduced
0029522950  BIBY             VA    22182    Single Family     Primary         Purchase           Standard
0029523529  DEWREE           TX    75225    Single Family     Primary         Purchase           Standard
0029526670  GANG             CA    94588         PUD          Primary        Refinance           Standard
0029527157  LEOPOLDUS        CO    80919         PUD          Primary    Cash-out Refinance       Reduced
0029527280  ATKIN            CA    95746         PUD          Primary         Purchase            Reduced
0029527371  OLTROGGE         TX    75248         PUD          Primary         Purchase            Reduced
0029527587  WILLIAMS         WA    98004    Single Family     Primary         Purchase           Standard
0029527991  JACKSON          AL    35475    Single Family     Primary         Purchase           Standard
0029528593  HODGE            CO    81632         PUD          Primary         Purchase            Reduced
0029528783  LAMEY            WA    98112    Single Family     Primary        Refinance           Standard
0029529278  DIETER           OR    97229         PUD          Primary        Refinance           Standard
0029529575  VAN DYKE         CA    95404    Single Family     Primary    Cash-out Refinance      Standard
0029530037  DIGGS            NM    87047    Single Family     Primary         Purchase            Reduced
0029530052  DENTON           AL    36561    Condominimum     Secondary        Purchase            Reduced
0029530060  ACKERMAN         CO    80110         PUD          Primary        Refinance           Standard
0029530110  ANDRES           CA    94552         PUD          Primary         Purchase           Standard
0029530177  MANKIN           CA    90291    Single Family     Primary    Cash-out Refinance       Reduced
0029530946  ROSING           GA    30319         PUD          Primary    Cash-out Refinance      Standard
0029531324  BLACK JR         MO    63124    Single Family     Primary         Purchase           Standard
0029531761  TERRY            TX    77429         PUD          Primary         Purchase            Reduced
0029531878  DYER             MN    55042    Single Family     Primary         Purchase            Reduced
0029532017  SCHOEFF          TN    37067    Single Family     Primary    Cash-out Refinance       Reduced
0029532397  KNACK            WA    98105    Single Family     Primary         Purchase           Standard
0029533007  MILLER           WA    98115         PUD          Primary         Purchase           Standard
0029533569  AVERETT          CA    94552         PUD          Primary        Refinance           Standard
0029536331  THOMAS           KY    40059    Single Family     Primary        Refinance            Reduced
0029536646  BARTLETT         SC    29928    Condominimum     Secondary        Purchase           Standard
0029537479  BECKER           SC    29615         PUD          Primary         Purchase           Standard
0029537909  SAUER            MN    55110    Single Family     Primary         Purchase            Reduced
0029538923  PRETZLER         CO    80439    Single Family     Primary         Purchase            Reduced
0029539517  STEEL            GA    30328    Single Family     Primary    Cash-out Refinance      Standard
0029540150  GLATH            CO    80439         PUD          Primary         Purchase            Reduced
0029540770  JACOBUS          CO    80132         PUD          Primary        Refinance            Reduced
0029541349  CRAMER JR        WA    98625    Single Family     Primary        Refinance           Standard
0029541828  BOREN            VA    20148         PUD          Primary        Refinance           Standard
0029543980  LARIMORE         CO    80132         PUD          Primary         Purchase            Reduced
0029544780  CALEY JR         TX    77479         PUD          Primary         Purchase            Reduced
0029544855  JOINER JR        GA    30022         PUD          Primary         Purchase            Reduced
0029545001  WERNER           CA    95616    Single Family     Primary         Purchase            Reduced
0029545340  WISE             CA    95062    Single Family     Primary         Purchase            Reduced
0029545746  SCOBEE           AZ    85045         PUD          Primary         Purchase            Reduced
0029545803  ACKER            KY    40502    Single Family     Primary        Refinance            Reduced
0029546587  AVISON           GA    30022    Single Family     Primary    Cash-out Refinance      Standard
0029547320  BANG             CA    92672         PUD          Primary    Cash-out Refinance      Standard
0029547726  PRICE            CO    80439    Single Family     Primary         Purchase            Reduced
0029548849  SHUFELDT JR      TX    79109    Single Family     Primary         Purchase            Reduced
0029548880  SCHEEL           TX    79416    Single Family     Primary        Refinance            Reduced
0029549029  ZWIERS           CO    80020         PUD          Primary        Refinance           Standard
0029549235  SCHLEDWITZ       CO    80234         PUD          Primary         Purchase           Standard
0029549268  HERDER           CO    80538    Single Family     Primary    Cash-out Refinance       Reduced
0029550787  SCHWARTZ         CA    92672    Single Family     Primary        Refinance            Reduced
0029550845  HAAS             TX    78628    Single Family     Primary        Refinance           Standard
0029550878  KIM              CA    90005    Single Family     Primary         Purchase           Standard
0029550910  DROEGE           CA    95020         PUD          Primary         Purchase           Standard
0029550969  PENDLETON        TX    75214    Single Family     Primary         Purchase            Reduced
0029551009  RAIA JR          CA    92084    Single Family     Primary         Purchase            Reduced
0029551058  WOO              CA    91501    Single Family     Primary         Purchase           Standard
0029551116  COTTON           CA    92008    Single Family     Primary         Purchase           Standard
0029551165  CHA              CA    91381         PUD          Primary         Purchase           Standard
0029551231  PHILLIPS         IL    60712    Single Family     Primary    Cash-out Refinance       Reduced
0029551272  NGUY             CA    95630    Single Family     Primary         Purchase            Reduced
0029551314  BISWAS           NJ    08816         PUD          Primary         Purchase            Reduced
0029551801  JAMES            OR    97225    Single Family     Primary         Purchase            Reduced
0029552197  NEAR             CO    80110         PUD          Primary        Refinance            Reduced
0029552973  AUST             OR    97221    Single Family     Primary        Refinance            Reduced
0029553104  PRICE            FL    34108    Single Family     Primary         Purchase           Standard
0029553450  GRUENING         WA    98056         PUD          Primary         Purchase            Reduced
0029553526  PETOSA           WA    98026    Single Family     Primary        Refinance           Standard
0029553567  CARINO           WA    98502    Single Family     Primary    Cash-out Refinance      Standard
0029555513  SINCLAIR         GA    30024         PUD          Primary        Refinance            Reduced
0029555661  DINH             CA    95138    Condominimum      Primary         Purchase           Standard
0029555752  KORINEK JR       IL    60048    Single Family     Primary    Cash-out Refinance      Standard
0029558038  JONES            CA    96145    Condominimum     Secondary        Purchase            Reduced
0029558129  WARD             CA    92129    Single Family     Primary         Purchase            Reduced
0029558202  VERMEULEN        NY    11758    Single Family     Primary         Purchase           Standard
0029558293  SAVINO           NY    11787    Single Family     Primary         Purchase            Reduced
0029558541  MARKMAN          NY    11787    Single Family     Primary         Purchase           Standard
0029558681  MELLIZA          VA    22315         PUD          Primary         Purchase           Standard
0029558764  BERNSTEIN        NY    10956    Single Family     Primary         Purchase           Standard
0029558814  TRUSTY           MO    64068         PUD          Primary        Refinance            Reduced
0029558848  WILLIAMS         VA    22302    Single Family     Primary         Purchase            Reduced
0029558996  ZANERI           NY    10710    Single Family     Primary         Purchase            Reduced
0029559051  HILTNER          DC    20011      Townhouse       Primary        Refinance            Reduced
0029559119  WARREN           NH    03076    Single Family     Primary         Purchase           Standard
0029561347  BOUCHER          NC    27233    Single Family     Primary         Purchase            Reduced
0029562238  WILKIE           GA    30115         PUD          Primary        Refinance           Standard
0029563335  BICKERTON        AL    35244         PUD          Primary         Purchase            Reduced
0029564036  REGGIANI         CA    94596    Single Family     Primary         Purchase           Standard
0029567898  BALLER           CO    80241         PUD          Primary         Purchase            Reduced
0029569399  HARRELL          VA    20117    Single Family     Primary         Purchase            Reduced
0029570744  HOEY             FL    34183    Condominimum     Secondary        Purchase           Standard
0029571130  ERB              DC    20008    Condominimum      Primary         Purchase           Standard
0029571148  OTTE             MD    20814    Single Family     Primary        Refinance            Reduced
0029571155  DEPEDRO          VA    20175         PUD          Primary         Purchase            Reduced
0029571163  BREEDLOVE        MD    20905         PUD          Primary         Purchase            Reduced
0029571171  EPSTEIN          FL    33325         PUD          Primary         Purchase           Standard
0029571189  LANEY            PA    19087    Single Family     Primary        Refinance            Reduced
0029571197  STERN            MD    20816    Single Family     Primary    Cash-out Refinance       Reduced
0029571205  MURPHY           DC    20008    Single Family     Primary         Purchase           Standard
0029571213  TANDON           DC    20015    Single Family     Primary        Refinance            Reduced
0029571221  VILLANUEVA       VA    22039         PUD          Primary         Purchase            Reduced
0029571239  MACDONNELL       VA    22066    Single Family     Primary         Purchase            Reduced
0029571247  KAYE             MD    20814    Single Family     Primary        Refinance            Reduced
0029571254  OROURKE          MD    20817    Single Family     Primary    Cash-out Refinance       Reduced
0029571262  SADOFF           MD    20815    Single Family     Primary         Purchase            Reduced
0029571270  CHISTOLINI       DC    20016    Single Family     Primary        Refinance            Reduced
0029571288  ROSENBERG        VA    22182         PUD          Primary    Cash-out Refinance       Reduced
0029571296  KURFISS          VA    20165         PUD          Primary         Purchase            Reduced
0029571304  TROTH            VA    20152         PUD          Primary         Purchase            Reduced
0029571312  WHITNEY          VA    22308    Single Family     Primary         Purchase            Reduced
0029571320  MAZZONE          RI    02906    Single Family     Primary         Purchase            Reduced
0029571338  HEUER            VA    20132    Single Family     Primary        Refinance            Reduced
0029571346  EARNEST          VA    22101         PUD          Primary        Refinance            Reduced
0029571353  ZOTTOLA III      VA    22207    Single Family     Primary         Purchase            Reduced
0029571361  STAUFFER         MD    20815    Single Family     Primary         Purchase            Reduced
0029571379  HARTMAN          MD    20817    Single Family     Primary         Purchase            Reduced
0029571429  SHANNON          FL    33037    Single Family    Secondary       Refinance           Standard
0029571437  SIMON            WI    53018    Single Family     Primary        Refinance           Standard
0029571445  SINGER           WI    53711    Single Family     Primary         Purchase           Standard
0029571478  KATZ             IL    60062    Single Family     Primary        Refinance           Standard
0029571494  KLYOP            IL    60014    Single Family     Primary         Purchase           Standard
0029571502  MARCO            MN    55331    Single Family     Primary         Purchase           Standard
0029571544  MORA             IL    60061    Single Family     Primary    Cash-out Refinance      Standard
0029571718  ANDERSEN         MN    55442    Single Family     Primary         Purchase            Reduced
0029571734  ALDAG            WI    53083         PUD          Primary        Refinance           Standard
0029571759  BROWNRIDGE       MO    63017         PUD          Primary    Cash-out Refinance      Standard
0029571767  JAFFE            MN    55305         PUD          Primary         Purchase           Standard
0029571874  MENDOZA          TX    78023         PUD          Primary        Refinance           Standard
0029572054  NITZSCHE         IL    60614    Single Family     Primary         Purchase           Standard
0029572096  NYMBERG          OH    45040         PUD          Primary         Purchase           Standard
0029573920  OLIVER           TX    77057         PUD          Primary         Purchase            Reduced
0029573961  MILLER           CA    92860    Single Family     Primary    Cash-out Refinance      Standard
0029573987  HONEYWELL        CA    95476    Single Family     Primary         Purchase           Standard
0029575925  ANTRILLO         CO    80228         PUD          Primary         Purchase            Stated
0029577152  MOELLER          CA    92211         PUD          Primary         Purchase            Reduced
0029577491  CLAUSEN          KY    40206    Single Family     Primary         Purchase            Reduced
0029577558  GROSSMAN         IL    60044    Single Family     Primary    Cash-out Refinance       Reduced
0029577707  DRELLER          MO    63017         PUD          Primary    Cash-out Refinance      Standard
0029578176  BASILE           NJ    07078    Single Family     Primary         Purchase           Standard
0029578192  KIM              CA    92677         PUD          Primary         Purchase            Reduced
0029578655  KINNALLY         NY    10962    Single Family     Primary         Purchase           Standard
0029578721  GLISSMAN         CA    94972    Single Family     Primary         Purchase            Reduced
0029579422  MARGESON         VA    20175    Single Family     Primary         Purchase           Standard
0029580172  POWERS           WA    98012         PUD          Primary         Purchase           Standard
0029580453  SYKES            VA    20124         PUD          Primary    Cash-out Refinance       Reduced
0029580529  KEARNEY          VA    22041         PUD          Primary         Purchase           Standard
0029580586  KLION            NY    10590    Single Family     Primary        Refinance            Reduced
0029580602  ROCKE            CA    94611    Single Family     Primary    Cash-out Refinance       Reduced
0029580644  WHITE            DC    20009      Townhouse       Primary        Refinance            Reduced
0029580677  MULLIGAN         TN    37932    Single Family     Primary        Refinance            Reduced
0029580693  TOLRUD           FL    33702         PUD          Primary         Purchase            Reduced
0029580727  CARR             DC    20015    Single Family     Primary        Refinance            Reduced
0029580776  LINDBERG         VA    22101    Single Family     Primary    Cash-out Refinance       Reduced
0029580859  STEIN            NJ    07627    Single Family     Primary         Purchase            Reduced
0029580925  WERNER           VA    20152         PUD          Primary         Purchase            Reduced
0029580941  WASSERMAN        NJ    07024    Condominimum      Primary         Purchase            Reduced
0029580982  ORLANDO          DC    20003    Single Family     Primary         Purchase            Reduced
0029581030  MARCUM           VA    22066         PUD          Primary         Purchase            Reduced
0029581089  BATCHELOR        VA    22124    Single Family     Primary         Purchase            Reduced
0029582038  STRAUSS          VA    22182    Single Family     Primary        Refinance           Standard
0029582301  KIM              NJ    07470    Single Family     Primary         Purchase            Reduced
0029582368  TELEGA           WI    53045    Single Family     Primary        Refinance           Standard
0029582392  BUMPASS          CT    06001    Single Family     Primary         Purchase           Standard
0029582525  GRAHAM           TX    75093         PUD          Primary        Refinance            Reduced
0029582582  SLOWEY           NJ    08057    Single Family     Primary        Refinance           Standard
0029582772  WILLIAMS         NJ    08054    Single Family     Primary    Cash-out Refinance       Reduced
0029583168  CURHAN           FL    34241         PUD          Primary         Purchase            Reduced
0029583382  SUDHARSANAN      CA    91381         PUD          Primary         Purchase            Reduced
0029583473  NOGUEIRA         CA    92688         PUD          Primary         Purchase            Reduced
0029583549  SWENSON          CA    93021         PUD          Primary         Purchase            Reduced
0029583606  NGUYEN           CA    95133    Single Family     Primary         Purchase            Reduced
0029583671  PAGAN JR         FL    34238         PUD          Primary         Purchase            Reduced
0029588019  SHEPARD          NY    11937    Single Family     Primary         Purchase            Reduced
0029589322  HAEUSSNER        CO    80203    Single Family     Primary        Refinance            Reduced
0029590106  STEPHENS         WA    98075         PUD          Primary        Refinance            Reduced
0029591526  MACDOUGALL       FL    33328         PUD          Primary         Purchase           Standard
0029591542  MAJLESSI         DC    20037    Condominimum      Primary         Purchase            Reduced
0029591641  HAVENS           CA    93420         PUD          Primary         Purchase           Standard
0029591682  GREENE           NY    12533    Single Family     Primary         Purchase           Standard
0029591765  DELAPP           WA    98072    Single Family     Primary         Purchase            Reduced
0029591880  CLAUSSEN         CO    80111         PUD          Primary    Cash-out Refinance      Standard
0029591922  BORTNICK         CA    95746         PUD          Primary         Purchase           Standard
0029592128  CHIOU            TX    76006         PUD          Primary        Refinance            Reduced
0029592235  HART             ME    04096    Single Family     Primary         Purchase           Standard
0029593027  DRUMHELLER       VT    05445    Single Family     Primary        Refinance           Standard
0029593167  JEWS             MD    20882         PUD          Primary        Refinance           Standard
0029593225  JOHNSON          AZ    85248         PUD          Primary         Purchase            Reduced
0029593241  ROTTSOLK         WA    98199    Single Family     Primary         Purchase           Standard
0029593308  SCOTT            AZ    85310         PUD          Primary        Refinance           Standard
0029593456  ROTHBERG         NY    10604         PUD          Primary         Purchase            Reduced
0029593480  FISCHER          WA    98053         PUD          Primary         Purchase            Reduced
0029593548  DAVIS            AL    35406    Single Family     Primary         Purchase           Standard
0029597259  NOLLEN           WA    98003    Single Family     Primary         Purchase           Standard
0029600939  ONEIL            CA    94538         PUD          Primary         Purchase            Reduced
0029601135  KEVILLE          CA    92008         PUD          Primary         Purchase            Reduced
0029603362  KRAUS            TX    77382         PUD          Primary         Purchase            Reduced
0029621851  NG               CA    94596    Single Family     Primary         Purchase           Standard
0029632528  BASILICO         IL    60504         PUD          Primary         Purchase           Standard
0029634557  JACOBSEN         WA    98105    Single Family     Primary    Cash-out Refinance       Reduced
0029634730  PINO             NC    27915         PUD         Secondary        Purchase            Reduced
0029638392  WONG             CA    94544    Single Family     Primary         Purchase           Standard
0029641461  MAXWELL          VA    20171         PUD          Primary    Cash-out Refinance       Reduced
0029646965  GIRVAN           NJ    08853    Single Family     Primary         Purchase            Reduced
0029661717  RANDALL          IL    60012    Single Family     Primary        Refinance            Reduced
0029673092  THOMAS           WA    98052         PUD          Primary         Purchase            Reduced
0099000960  DOERPINGHAUS     MD    20850         PUD          Primary         Purchase            Reduced
0099001257  ROUSH            MD    21666    Single Family     Primary         Purchase           Standard
0099001372  CHAN             VA    20171         PUD          Primary         Purchase            Reduced
0099002453  MCKINNEY         TX    75070         PUD          Primary         Purchase           Standard
0099002750  LETTS            CO    80124         PUD          Primary        Refinance           Standard
0099003170  BOOKHARDT        CO    80016         PUD          Primary         Purchase            Reduced
0099003956  SCHAUFLER        CA    94024    Single Family     Primary        Refinance           Standard
0099004095  DE LA CRUZ       CA    95762    Single Family     Primary        Refinance           Standard
0099005613  ANDREATOS        VA    22030    Single Family     Primary         Purchase            Reduced
0099005928  REBOTON          CA    95148    Single Family     Primary         Purchase           Standard
0099006942  FOX              MI    48348    Single Family     Primary        Refinance            Reduced
0099007148  GRUMBLES         VA    22207    Single Family     Primary         Purchase            Reduced
0099007437  LANEY            CO    80906         PUD          Primary         Purchase           Standard
0099007569  PRINCE           TX    75205    Single Family     Primary        Refinance            Reduced
0099007619  REAVES           CA    92887    Single Family     Primary        Refinance           Standard
0099007825  HILL             TX    75209    Single Family     Primary        Refinance           Standard
0099007858  WRIGHT           VA    20187         PUD          Primary         Purchase           Standard
0099008526  MCNAMARA         CA    95060         PUD          Primary    Cash-out Refinance      Standard
0099008781  NEWMAN           CO    80020    Single Family     Primary         Purchase            Reduced
0099009284  MCKINNON III     VA    22201    Single Family     Primary    Cash-out Refinance      Standard
0099009540  MAASS            CA    94577    Single Family     Primary         Purchase           Standard
0099010381  WARNER           TX    78739         PUD          Primary         Purchase           Standard
0099010530  SCHALLAU         CA    95127    Single Family     Primary    Cash-out Refinance       Reduced
0099010555  PHILLIPS         CA    90025    Single Family     Primary        Refinance           Standard
0099010589  BARNEY           CA    95070    Single Family     Primary    Cash-out Refinance      Standard
0099010605  WHITNEY          CA    95051    Single Family     Primary        Refinance           Standard
0099010837  KAUFMAN          CA    94114    Condominimum      Primary         Purchase           Standard
0099011371  KABIRI           VA    22207    Single Family     Primary         Purchase            Reduced
0099012247  SMITH            GA    30066         PUD          Primary         Purchase           Standard
0099014003  SYED             CA    95123    Single Family     Primary    Cash-out Refinance      Standard
0099014086  MENIKETTI        CA    95051    Single Family     Primary        Refinance            Reduced
0099014383  THILTGEN         CA    95062         PUD          Primary    Cash-out Refinance      Standard
0099014508  CREASMAN         GA    30066         PUD          Primary         Purchase            Reduced
0099014805  GETZ             CA    94132    Single Family     Primary    Cash-out Refinance       Reduced
0099015729  PRIVAT           CA    94102    Condominimum      Primary        Refinance           Standard
0099015778  MCELDOWNEY       CO    80209    Single Family     Primary        Refinance           Standard
0099016271  ALLEN JR         CA    95132    Single Family     Primary    Cash-out Refinance      Standard
0099016297  BLAIKIE          CA    94127    Single Family     Primary    Cash-out Refinance      Standard
0099016461  CORNELIUS        NC    28105         PUD          Primary         Purchase            Reduced
0099017337  MOORE            CA    95076    Condominimum     Secondary       Refinance           Standard
0099018392  PASSADORE        CA    94568         PUD          Primary         Purchase            Reduced
0099018574  SCANAMEO         FL    32308    Single Family     Primary         Purchase           Standard
0099018947  HANNA            VA    20176         PUD          Primary         Purchase            Reduced
0099018954  SCOTT            VA    22030    Single Family     Primary         Purchase            Reduced
0099019002  PARENT           VA    20147         PUD          Primary         Purchase            Reduced
0099019952  DUBA             CA    94583    Single Family     Primary    Cash-out Refinance      Standard
0099019960  YIP              CA    94014    Condominimum      Primary    Cash-out Refinance      Standard
0099020224  REVERE           WA    98105    Single Family     Primary    Cash-out Refinance      Standard
0099020612  MITSCHKE         CA    94596    Single Family     Primary    Cash-out Refinance      Standard
0099020646  WENDT            CO    80021    Single Family     Primary        Refinance           Standard
0099020927  TSOUKANELIS      CT    06870    Single Family     Primary        Refinance           Standard
0099020935  JANDRISEVITS     CA    94568         PUD          Primary         Purchase           Standard
0099021321  DELEON III       TX    77056         PUD          Primary        Refinance            Reduced
0099021693  SCHUMANN         OH    43206    Single Family     Primary        Refinance           Standard
0099021701  SISCO            GA    30144         PUD          Primary         Purchase            Reduced
0099025256  MECARTEA         NV    89052         PUD          Primary         Purchase           Standard
0099028540  BENSON           WA    98133    Single Family     Primary        Refinance           Standard
0099029001  DELGADO          CA    92821         PUD          Primary        Refinance           Standard
0099032690  WELLS            CA    94010    Single Family     Primary    Cash-out Refinance      Standard
0099033532  TAYLOR           CA    94044    Single Family     Primary    Cash-out Refinance       Reduced
0099033540  BURRIS           CA    92612         PUD          Primary    Cash-out Refinance      Standard
0099034415  MCDANIEL         CA    95131    Condominimum      Primary         Purchase           Standard
6002719539  WALKER JR        FL    32459    Single Family    Secondary        Purchase            Reduced
6004085574  HARRIS           CA    95472    Single Family     Primary         Purchase            Reduced
6005286262  ARIAS            VA    23454    Single Family     Primary         Purchase           Standard
6005495194  MILLER           CA    92808         PUD          Primary        Refinance           Standard
6005866253  EMERSON          CA    96161         PUD         Secondary       Refinance           Standard
6007009266  ALLEN            PA    15004         PUD          Primary         Purchase            Reduced
6007960146  PAYNE            CA    94558    Single Family     Primary         Purchase            Reduced
6008364504  WELLS            CA    94608     Two Family       Primary         Purchase           Standard
6010195037  CONNOR           MA    02554    Single Family    Secondary       Refinance           Standard
6012517626  WISE             CA    90291    Single Family     Primary    Cash-out Refinance      Standard
6013466807  MCMILLAN         CA    92887         PUD          Primary        Refinance           Standard
6014867755  RICHARDS         CA    90066    Single Family     Primary         Purchase            Reduced
6017837953  WEILLER          NM    87501    Single Family    Secondary        Purchase            Reduced
6018216231  ZHANG            CA    92688    Single Family     Primary        Refinance            Reduced
6018606977  HICKSON          CA    90068    Single Family     Primary         Purchase            Reduced
6018978574  WILSON           CA    94122    Single Family     Primary        Refinance            Reduced
6019194874  NEWTON           CA    93907    Single Family     Primary        Refinance            Reduced
6021547895  LIPPS            CA    90266    Single Family     Primary        Refinance           Standard
6021922254  BELLAMY          CA    93065         PUD          Primary    Cash-out Refinance      Standard
6022170713  AKEMANN          CA    94061    Single Family     Primary         Purchase           Standard
6026569209  STARR            CA    95125    Single Family     Primary         Purchase           Standard
6026961778  FORD             DC    20011    Single Family     Primary        Refinance           Standard
6029501407  COCHRAN          CA    90501    Single Family     Primary         Purchase           Standard
6029696645  TREIRES          VA    20124         PUD          Primary        Refinance           Standard
6030676362  TOMCHIN          MD    20815    Single Family     Primary        Refinance            Reduced
6032169374  AGUIRRE          CA    95148    Single Family     Primary    Cash-out Refinance      Standard
6034508991  WASON            CA    93908    Single Family     Primary        Refinance           Standard
6035114237  LIU              CA    94087    Single Family     Primary        Refinance            Reduced
6036166665  LIND             ID    83642    Single Family     Primary        Refinance           Standard
6039053894  KAMIMOTO         CA    90266    Single Family     Primary        Refinance            Reduced
6039379505  SENZAKI          CA    95003    Single Family     Primary         Purchase            Reduced
6042723913  RADINE           CA    94010    Single Family     Primary         Purchase           Standard
6044291943  STEWART          CA    92651    Single Family     Primary    Cash-out Refinance       Reduced
6044381991  ROYSTON          CA    95403    Single Family     Primary         Purchase           Standard
6044930623  ENTLEY           CA    95136    Condominimum      Primary         Purchase            Reduced
6046034143  WILLIAMS         SC    29642    Single Family     Primary        Refinance            Reduced
6047915779  INIGUEZ          CA    94903    Single Family     Primary    Cash-out Refinance       Reduced
6049162438  ANDELMAN         CA    94708    Single Family     Primary         Purchase            Reduced
6049212472  PETERSEN         CA    94517    Single Family     Primary         Purchase            Reduced
6049440644  LARSEN SR        CA    95020    Single Family     Primary    Cash-out Refinance       Reduced
6050249991  MARANO           CA    95133         PUD          Primary         Purchase            Reduced
6050293494  FIELDS           NC    27614         PUD          Primary        Refinance            Reduced
6050683975  CAPPS            DC    20009    Single Family     Primary         Purchase           Standard
6052106272  LONG             CA    91739    Single Family     Primary         Purchase            Reduced
6052170120  DODSWORTH        CA    95037         PUD          Primary        Refinance            Reduced
6053060262  RAVINDRAN        FL    33908   High-Rise Condo    Primary         Purchase            Reduced
6055447947  GATES            CA    94618    Single Family     Primary         Purchase            Reduced
6056283366  EVANS            GA    30327         PUD          Primary        Refinance           Standard
6059971165  RAKER            CA    93953    Condominimum      Primary        Refinance           Standard
6061239288  CAETANO          FL    33647         PUD          Primary         Purchase           Standard
6061910037  EVANS            CA    95023         PUD          Primary        Refinance            Reduced
6064295030  LYMAN            CA    95037    Single Family     Primary         Purchase            Reduced
6064626556  MAGUIRE          FL    33076         PUD          Primary    Cash-out Refinance      Standard
6065150853  SPERBER          CA    90275    Single Family     Primary    Cash-out Refinance      Standard
6066378701  WIXOM            VA    20176         PUD          Primary         Purchase            Reduced
6070179368  LEE CHAL         CA    94579         PUD          Primary        Refinance           Standard
6070817264  LANCASTER III    MD    21054         PUD          Primary         Purchase           Standard
6072336180  GOODRICH         CA    90266    Single Family     Primary         Purchase            Reduced
6073640150  RISNER           TN    38139    Single Family     Primary         Purchase            Reduced
6073810282  GESTUVO          CA    94591    Single Family     Primary         Purchase            Reduced
6073834100  WALLACE          CA    93611         PUD          Primary    Cash-out Refinance       Reduced
6077000286  SANFORD          CA    95616    Single Family     Primary         Purchase           Standard
6077452545  VILLEGAS         CA    92676    Single Family     Primary        Refinance           Standard
6077628037  LUK              CA    95014    Single Family     Primary    Cash-out Refinance       Reduced
6078464838  ALBERTI          CA    93012    Single Family     Primary         Purchase           Standard
6080942060  OLIVEIRA         CA    95127    Condominimum      Primary         Purchase            Reduced
6084018628  MILLER           NY    11561    Single Family     Primary         Purchase            Reduced
6089268186  MULLINS          CA    94127    Single Family     Primary    Cash-out Refinance       Reduced
6090151512  LENZ             CA    95762    Single Family     Primary         Purchase            Reduced
6091665437  LEE              CA    94066    Single Family     Primary         Purchase           Standard
6094685176  LEWIS            CA    92118    Condominimum     Secondary   Cash-out Refinance      Standard
6094852271  COSTA            CA    93908         PUD          Primary    Cash-out Refinance       Reduced
6095538358  PERRY            CA    94110     Two Family       Primary    Cash-out Refinance      Standard
6098600072  WIGGERS JR       MD    20882    Single Family     Primary        Refinance            Reduced
6098821504  DERR             CA    95762         PUD          Primary        Refinance            Reduced
6098966747  DRUAR            MA    02038    Single Family     Primary        Refinance            Reduced
6100289773  PETERSON         CA    92651    Single Family     Primary        Refinance            Reduced
6100562757  WALKER           WA    98029    Single Family     Primary        Refinance           Standard
6103563638  REASON           CA    94566    Single Family     Primary    Cash-out Refinance      Standard
6103576853  ODOOM            CA    94114    Condominimum      Primary        Refinance           Standard
6103763220  ECHARTE          FL    33146    Single Family     Primary         Purchase            Reduced
6109105210  PAINTER          NC    27605    Single Family     Primary         Purchase            Reduced
6109906104  CHIOINI          CA    95032    Condominimum     Secondary        Purchase           Standard
6114638775  BREWER           CA    90275    Single Family     Primary        Refinance            Reduced
6116870848  LOCKYER          CA    94566    Single Family     Primary    Cash-out Refinance      Standard
6117028875  GHAFFARI         NM    87580    Single Family     Primary    Cash-out Refinance      Standard
6117247186  ZOOK             TX    78258         PUD          Primary        Refinance           Standard
6118121505  CUMMINS          CA    90740    Single Family     Primary         Purchase           Standard
6118586723  BIELASKI         NC    27927         PUD         Secondary       Refinance        All Ready Home
6119754528  EVANS            CA    94952    Single Family     Primary    Cash-out Refinance      Standard
6122545848  SILVA            CA    94526    Single Family     Primary    Cash-out Refinance      Standard
6126798567  LETH             CA    92705    Single Family     Primary         Purchase            Reduced
6127395215  MILLER           TX    75248         PUD          Primary         Purchase           Standard
6128006225  CRENSHAW         TX    75009    Single Family     Primary        Refinance           Standard
6130357160  HOUCK            CA    95124    Single Family     Primary         Purchase           Standard
6130595926  PRICE            CO    81435    Condominimum      Investor        Purchase           Standard
6130830786  HARTY            CA    93906    Single Family     Primary         Purchase            Reduced
6133351665  FLICKNER         CA    93940    Single Family     Primary    Cash-out Refinance      Standard
6135807896  KEEGAN           VA    22124         PUD          Primary         Purchase           Standard
6137130180  GIDNER           VA    22207    Single Family     Primary         Purchase            Reduced
6138630527  MCKINLEY         CA    96137         PUD          Primary    Cash-out Refinance       Reduced
6139791641  GROSHONG         CA    94107    Single Family     Primary    Cash-out Refinance       Reduced
6142420840  AUWAERTER        MD    21093    Single Family     Primary        Refinance           Standard
6145612922  BRESCIA          SC    29451         PUD          Primary    Cash-out Refinance      Standard
6149137074  LOEHWING         CA    91042    Single Family     Primary         Purchase           Standard
6149216480  MCFARLAND        CA    94707    Single Family     Primary         Purchase            Reduced
6151517890  SCHLAEGER        CA    90036    Single Family     Primary         Purchase            Reduced
6154064239  BENNER           CA    91604    Single Family     Primary        Refinance           Standard
6155487454  MINA             FL    32963         PUD         Secondary        Purchase            Reduced
6161309080  TIBACKX          CA    92626    Single Family     Primary         Purchase           Standard
6163032748  MARTILLO         CA    90045    Single Family     Primary    Cash-out Refinance       Reduced
6163850610  PRYOR            CA    94124    Single Family     Primary        Refinance            Reduced
6164070572  BARRETT          VA    20181    Single Family     Primary        Refinance            Reduced
6164381144  MILLETTE JR      CA    90025    Condominimum      Primary         Purchase           Standard
6166593522  MOLITOR          CA    92630         PUD          Primary         Purchase            Reduced
6167292132  ABDEL-KHALIQ     CA    95123    Single Family     Primary    Cash-out Refinance      Standard
6169776587  OLINTO           CA    92677         PUD          Primary         Purchase            Reduced
6170139973  UYEDA            CA    94086    Single Family     Primary         Purchase            Reduced
6170258229  MAGNUSON         CA    95037    Single Family     Primary        Refinance            Reduced
6171261768  RUVALCABA        CA    94103    Condominimum      Primary    Cash-out Refinance      Standard
6172850759  BEELER           AZ    85016         PUD         Secondary       Refinance           Standard
6172914910  BILL             CA    92027         PUD          Primary         Purchase            Reduced
6172935824  ASHBY            TN    37215    Single Family     Primary        Refinance            Reduced
6173652238  TU               CA    94132    Single Family     Primary        Refinance           Standard
6175744116  SLAWSON          OK    73034         PUD          Primary         Purchase            Reduced
6177538888  MACHT            CA    94920    Single Family     Primary        Refinance           Standard
6180630516  YAFFE            CA    94065    Single Family     Primary        Refinance            Reduced
6181107209  LAM              CA    94506         PUD          Investor        Purchase           Standard
6182591898  DUNBAR           CA    95037    Single Family     Primary    Cash-out Refinance      Standard
6182987724  KLASSMAN         IL    60089    Single Family     Primary        Refinance            Reduced
6185735690  GODFREY          CA    94708    Single Family     Primary         Purchase           Standard
6187659096  ENDRES           CA    91941    Single Family     Primary        Refinance           Standard
6191343562  FEINSTEIN        CA    95070         PUD          Primary    Cash-out Refinance       Reduced
6192113857  GLOVER           CA    95076    Single Family     Primary    Cash-out Refinance       Reduced
6192219704  ABGINEHSAZ       NY    11364    Single Family     Primary         Purchase           Standard
6192863725  SANDERSON        WV    25414    Single Family     Primary    Cash-out Refinance      Standard
6193395008  BRIGGS           CO    80906    Single Family     Primary        Refinance            Reduced
6193550784  FALLIS           AL    35128    Single Family     Primary         Purchase            Reduced
6199168870  FOLLANSBEE       CA    94401    Single Family     Primary        Refinance            Reduced
6200048665  MAY              CA    91020    Single Family     Primary         Purchase            Reduced
6200529417  BRAIMOH          CA    94541    Single Family     Primary         Purchase           Standard
6200571781  BRUNO            NY    11560    Single Family     Primary        Refinance            Reduced
6200940903  CVETOVAC         CA    94066    Single Family     Primary         Purchase            Reduced
6201009385  TANG             CA    94404         PUD          Primary         Purchase            Reduced
6202383409  ATHANASOULIS     CA    94708    Single Family     Primary        Refinance           Standard
6202412315  PENTONY          CA    95442    Single Family    Secondary        Purchase           Standard
6203822595  HEYN             CA    95682    Single Family     Primary        Refinance           Standard
6204509399  KARLIN           CA    91423    Single Family     Primary         Purchase            Reduced
6204937905  JOY              CA    92679         PUD          Primary         Purchase            Reduced
6205527028  CRAWFORD         CA    92118    Single Family     Primary        Refinance           Standard
6206441765  MILLS            CA    94563    Single Family     Primary    Cash-out Refinance       Reduced
6208545175  TUTTLE           CA    92082    Single Family     Primary         Purchase            Reduced
6209693677  FREY             CA    95672    Single Family     Primary        Refinance            Reduced
6209956314  CUTLER           CA    91436    Single Family     Primary         Purchase            Reduced
6211288730  CULBERTSON       CA    94530    Single Family     Primary         Purchase            Reduced
6212846460  VU               CA    94539         PUD          Primary        Refinance            Reduced
6213349902  LEGRYS           MD    21044    Single Family     Primary         Purchase            Reduced
6213432609  LEWIS            CA    90292    Condominimum      Primary        Refinance            Reduced
6214406537  SHUBOW           CO    80246    Single Family     Primary        Refinance            Reduced
6215712222  AMERIE           TX    78746    Single Family     Primary         Purchase           Standard
6218446463  WOLAK            FL    34241         PUD          Primary         Purchase           Standard
6219905384  PEER             NV    89021    Single Family     Primary        Refinance           Standard
6221168203  ALDEN            CA    92648    Single Family     Primary         Purchase            Reduced
6223411858  RUNYEN           CA    93117         PUD          Primary         Purchase            Reduced
6224251717  PHELPS JR        CA    93953    Single Family     Primary    Cash-out Refinance       Reduced
6226073317  FORD             CA    93105    Single Family     Primary         Purchase            Reduced
6228130701  DANFORD          SC    29582         PUD          Primary    Cash-out Refinance       Reduced
6228275944  TOURNAS          DC    20009     Two Family       Primary         Purchase           Standard
6228625478  DELA CRUZ        CA    94552    Single Family     Primary    Cash-out Refinance       Reduced
6229628182  NIESEN           CA    91107    Single Family     Primary         Purchase           Standard
6229734378  ANDERSON         CA    95060         PUD          Primary         Purchase           Standard
6232306628  HO               CA    95050         PUD          Primary         Purchase            Reduced
6232948650  LIVAK            CA    92653    Single Family     Primary    Cash-out Refinance      Standard
6234746052  LANGFORD         TX    78750         PUD          Primary         Purchase            Reduced
6237144610  FACCIOLLA        CA    95014    Single Family     Primary    Cash-out Refinance      Standard
6239344986  WAKEFIELD        CA    91007    Single Family     Primary        Refinance           Standard
6239691949  DA SILVA         MD    20816    Single Family     Primary        Refinance           Standard
6242117445  ABBOTT           CA    94404    Condominimum      Primary         Purchase            Reduced
6244109036  JOHNSON          IL    60010    Single Family     Primary        Refinance           Standard
6244815228  PRAKASH          CA    95117    Single Family     Primary        Refinance            Reduced
6245579930  LEE              CA    94803    Single Family     Primary    Cash-out Refinance      Standard
6245879751  STONE            MA    01921    Single Family     Primary         Purchase           Standard
6247296608  RANJAN           CA    94965    Condominimum      Primary         Purchase            Reduced
6247958686  MAJURE           CA    94546         PUD          Primary    Cash-out Refinance      Standard
6251032741  MCKISSICK        FL    33040    Single Family     Primary         Purchase            Reduced
6251677693  FISH             CA    94122    Single Family     Primary         Purchase            Reduced
6252187650  LEIGHTON         CA    90254     Two Family       Primary         Purchase           Standard
6252389363  BRUML            CA    94402    Single Family     Primary    Cash-out Refinance      Standard
6254148098  BELL             CA    90732    Single Family     Primary        Refinance            Reduced
6255406164  MORLAND          CA    92677         PUD          Primary        Refinance            Reduced
6256332625  HECOX            CA    91016    Single Family     Primary        Refinance            Reduced
6257116886  OGREN            MN    55014    Single Family     Primary        Refinance            Reduced
6259715800  FAUT             CO    80125         PUD          Primary         Purchase            Reduced
6263459775  DEVITO           FL    32210    Single Family     Primary         Purchase            Reduced
6264289486  BEKERIS          CA    90049    Single Family     Primary        Refinance           Standard
6264429223  MARTIN           AZ    86001         PUD         Secondary       Refinance            Reduced
6265106580  CAMPBELL         CA    95630    Single Family     Primary        Refinance            Reduced
6266134110  WALL JR          CA    94122    Single Family     Primary         Purchase           Standard
6271222967  BRUEGGEMAN       MD    20817    Single Family     Primary         Purchase            Reduced
6271833136  FETTERLY         NV    89451    Single Family     Primary    Cash-out Refinance      Standard
6272128395  MARTIN           CA    95051    Single Family     Primary         Purchase            Reduced
6272357770  MAH              CA    90278    Condominimum      Primary         Purchase           Standard
6273857349  LATTA            CA    94708    Single Family     Primary         Purchase            Reduced
6274158234  HOOVER           CA    92009         PUD          Primary        Refinance           Standard
6276409445  SOTHORON JR      VA    22079    Single Family     Primary         Purchase            Reduced
6276921563  ALI              CA    94014    Single Family     Primary         Purchase           Standard
6278328429  GROBE            NC    27106         PUD          Primary         Purchase            Reduced
6279124850  ADAMS            CA    92679         PUD          Primary    Cash-out Refinance      Standard
6279842667  HALE             TX    75022         PUD          Primary         Purchase           Standard
6280548030  BLACKMON         CA    91208         PUD          Primary        Refinance           Standard
6283847439  HIGBEE           CA    92648    Single Family     Primary    Cash-out Refinance       Reduced
6284003495  BEERS            CA    92253         PUD          Primary         Purchase            Reduced
6284145098  KIM              VA    22030         PUD          Primary        Refinance           Standard
6285155203  ARNAUDON         CA    94507    Single Family     Primary         Purchase           Standard
6287243692  STRUYF           CA    94070    Single Family     Primary    Cash-out Refinance      Standard
6288072322  SALERNO          CA    91354         PUD          Primary         Purchase            Reduced
6289658012  BREWER III       CA    92657    Single Family     Primary         Purchase            Reduced
6290341624  CROSS            MO    63017         PUD          Primary        Refinance        All Ready Home
6293261910  PROCTOR          CA    95123    Single Family     Primary    Cash-out Refinance       Reduced
6293654916  DIM              CO    80302    Single Family     Primary        Refinance            Reduced
6293914229  SCIANDRI         CA    94080    Single Family     Primary         Purchase           Standard
6293932700  GREELEY          WA    98177    Single Family     Primary        Refinance            Reduced
6294660169  COLEMAN          CA    95050    Single Family     Primary        Refinance            Reduced
6294705592  CHAN             CA    94579    Single Family     Primary        Refinance            Reduced
6294842742  SARMENTO         CA    94507         PUD          Primary    Cash-out Refinance      Standard
6295159864  WHEELER          CA    93908         PUD          Primary        Refinance            Reduced
6295547910  PHILLIPS         VA    22046    Single Family     Primary         Purchase            Reduced
6296230235  SANCHEZ          CA    95020    Single Family     Primary    Cash-out Refinance      Standard
6297100395  KOSLOWSKY        CA    95404         PUD          Primary        Refinance            Reduced
6301868631  MARLER           CA    90275    Single Family     Primary        Refinance           Standard
6302416976  MARTIN SR        MS    38654         PUD         Secondary        Purchase           Standard
6306233070  GAO              CA    95111    Single Family     Primary        Refinance           Standard
6306697365  JOHNSON          CA    92646    Single Family     Primary    Cash-out Refinance      Standard
6307264751  WEATHERSBY       CA    92102    Single Family     Primary        Refinance           Standard
6318517460  CERRI            CA    94706    Single Family     Primary         Purchase           Standard
6319378920  ALLEN III        CA    93906    Single Family     Primary         Purchase            Reduced
6319796824  LEWIS            CA    91603    Single Family     Primary         Purchase            Reduced
6320103945  SMITH            CA    92101   High-Rise Condo    Primary        Refinance           Standard
6320679555  REYNOLDS         CA    90403    Condominimum      Primary         Purchase            Reduced
6320973073  WAXMAN           CO    81435         PUD         Secondary       Refinance           Standard
6321255975  HEDIN            CO    80504    Single Family     Primary    Cash-out Refinance      Standard
6321258417  SANDERS          AZ    85018    Single Family     Primary        Refinance            Reduced
6322415198  WILLIAMSEN       CA    94954    Single Family     Primary    Cash-out Refinance       Reduced
6323591781  HOLCOMBE         SC    29609    Single Family     Primary        Refinance           Standard
6324464079  BURCHAN          KS    66208         PUD          Primary        Refinance            Reduced
6325068424  VAN FOSSAN       CA    92882    Single Family     Primary         Purchase           Standard
6325201652  ACOCELLA         DC    20015    Single Family     Primary         Purchase           Standard
6326733836  MEDINA           CA    90275    Single Family     Primary    Cash-out Refinance      Standard
6329249269  CHANG            CA    90274         PUD          Primary         Purchase           Standard
6329457623  VELEZ            CA    95076         PUD          Primary         Purchase            Reduced
6329626847  ISRAEL           DC    20015    Single Family     Primary        Refinance           Standard
6329627696  KILMER           IL    60305    Single Family     Primary    Cash-out Refinance       Reduced
6332081303  VAN DER VEEN     CA    92026    Single Family     Primary         Purchase           Standard
6333105705  LLANOS           CA    94536    Single Family     Primary        Refinance           Standard
6333189386  FINKE            CA    95476    Single Family     Primary         Purchase           Standard
6334528947  MENDOZA          CA    95337    Single Family     Primary         Purchase           Standard
6335213804  COOK             CA    94707    Single Family     Primary        Refinance            Reduced
6336509499  KHAN             CA    92648         PUD          Primary         Purchase           Standard
6339869254  VALKONEN         CA    94611    Single Family     Primary         Purchase            Reduced
6340829115  REIFER           DC    20007    Single Family     Primary         Purchase           Standard
6343168065  PLUM             CA    90020    Single Family     Primary         Purchase           Standard
6343989072  MCCANN           OK    74105    Single Family     Primary         Purchase           Standard
6347457019  KRONICK          MN    55318    Single Family     Primary        Refinance            Reduced
6347582253  COHEN            FL    33140   High-Rise Condo    Primary         Purchase            Reduced
6347730514  BROCKSTEDT       DE    19971         PUD          Primary        Refinance            Reduced
6348489763  CHA              CA    94588    Single Family     Primary         Purchase           Standard
6348735538  DUNLAP III       CA    94583    Single Family     Primary        Refinance           Standard
6349126828  MACNABB          NV    89135         PUD          Primary         Purchase            Reduced
6350245343  SANDSTEDT        CA    95602         PUD          Primary         Purchase            Reduced
6351256141  LEE M D          CA    90254    Condominimum      Primary         Purchase            Reduced
6352519364  YOUNKIN          CA    94805    Single Family     Primary         Purchase            Reduced
6353504688  HAINER           SC    29401         PUD          Primary         Purchase            Reduced
6354125608  RICE             CA    94705     Two Family       Primary    Cash-out Refinance      Standard
6354951425  WILLIAMS         SC    29928         PUD          Primary    Cash-out Refinance      Standard
6361600254  MCAULIFFE        CA    95123    Single Family     Primary    Cash-out Refinance      Standard
6364760600  WHITLEY          CA    90720    Single Family     Primary        Refinance           Standard
6364811510  MCCAIN           CA    92705    Single Family     Primary    Cash-out Refinance       Reduced
6365460424  HENDERSON        CA    95003    Single Family     Primary         Purchase            Reduced
6365868303  MOROSINI         CA    94611    Single Family     Primary         Purchase           Standard
6366420815  AHN              CA    94610    Single Family     Primary         Purchase           Standard
6368377385  FORTUNE JR       WA    99362    Single Family     Primary         Purchase            Reduced
6372607256  FERNANDEZ        CA    93950    Single Family     Primary        Refinance            Reduced
6372873098  WINER            CA    95404         PUD          Primary        Refinance            Reduced
6375605745  GREEN            CA    94019         PUD          Primary        Refinance            Reduced
6375854475  BOGART           CA    94610    Single Family     Primary         Purchase           Standard
6376782964  LEON             CA    94555    Single Family     Primary         Purchase            Reduced
6379510834  GILLMAN M D      CA    92677         PUD          Primary        Refinance            Reduced
6384093149  VEAKIS           CT    06820    Single Family     Primary         Purchase            Reduced
6385016354  GUEDEZ           CA    94112    Single Family     Primary    Cash-out Refinance      Standard
6389869600  VILLAGRAN SR     CA    94536    Single Family     Primary    Cash-out Refinance      Standard
6390222427  ALEXANDER        CA    94549    Single Family     Primary         Purchase           Standard
6391909576  ROSSI            CA    94110    Single Family     Primary        Refinance           Standard
6392578990  MURPHY           CA    90245    Single Family     Primary        Refinance            Reduced
6394141466  MCNULTY          CA    94127    Single Family     Primary    Cash-out Refinance       Reduced
6395083329  CASTEEL          CA    95135    Single Family     Primary    Cash-out Refinance       Reduced
6397583607  BALL             CA    90505    Single Family     Primary    Cash-out Refinance       Reduced
6401088361  LAM              CA    95014     Two Family       Primary    Cash-out Refinance      Standard
6403709899  SHI              CA    94560         PUD          Primary         Purchase            Reduced
6404185271  GOEBEL           AZ    85254         PUD          Primary        Refinance           Standard
6405471100  NICHOLS          CA    95037    Single Family     Primary    Cash-out Refinance      Standard
6406393386  DAWSON           CA    95135    Condominimum      Primary    Cash-out Refinance      Standard
6410428459  BILOTTA          MA    01583    Single Family     Primary    Cash-out Refinance       Reduced
6411816801  VAKA             CA    94587    Single Family     Primary    Cash-out Refinance       Reduced
6413915601  GURUKAR          CA    92614         PUD          Primary         Purchase           Standard
6414555679  CHUANG           CA    94086    Single Family     Primary         Purchase            Reduced
6415539136  THORNTON         CA    94116    Single Family     Primary         Purchase            Reduced
6416171780  STALLER          CA    94954    Single Family     Primary         Purchase            Reduced
6417317697  JAMES            CA    90056    Three Family      Primary         Purchase           Standard
6417617468  LEE              CA    94061    Single Family     Primary    Cash-out Refinance       Reduced
6418235625  LAVAIL           CA    94558    Single Family     Primary         Purchase            Reduced
6418750953  BAILEY           CA    95138    Condominimum      Primary        Refinance           Standard
6419179178  SALLET           MD    21617    Single Family     Primary        Refinance            Reduced
6419691313  KATCHIGUIAN      CA    92672    Condominimum     Secondary        Purchase            Reduced
6419709420  FITZGERALD       CA    92656         PUD          Primary        Refinance           Standard
6420755917  SMITH            CA    92625    Single Family     Primary        Refinance           Standard
6425251839  ANDREJIC         CA    91401    Single Family     Primary        Refinance           Standard
6431342838  PETERS           CA    95125    Single Family     Primary        Refinance           Standard
6431571147  SAIKALY          CA    90241    Single Family     Primary        Refinance        All Ready Home
6433544589  FELDMAN          CA    94952    Single Family     Primary         Purchase            Reduced
6435413809  ALLEY            CA    92021    Single Family     Primary        Refinance            Reduced
6438781855  RUGGLES          NC    27615         PUD          Primary         Purchase           Standard
6439865053  EBERHARD         CA    94030    Single Family     Primary    Cash-out Refinance       Reduced
6441831184  GLANT            ID    83340    Condominimum     Secondary        Purchase            Reduced
6441868566  CHERN            CA    91006    Single Family     Primary         Purchase            Reduced
6442488364  HUYNH            CA    94619    Single Family     Primary         Purchase           Standard
6442642721  JONES            TX    75703         PUD          Primary         Purchase            Reduced
6443175309  HARTMARK         CA    92620         PUD          Primary        Refinance            Reduced
6445373456  CRUZ             CA    94014    Single Family     Primary         Purchase           Standard
6445547182  ROTHSTEIN        IL    60062    Single Family     Primary        Refinance           Standard
6449482253  ALBIN            VA    20194         PUD          Primary         Purchase           Standard
6450138182  STREETS          CA    94117     Two Family       Primary    Cash-out Refinance      Standard
6450388522  SMITH            WA    98122    Single Family     Primary         Purchase            Reduced
6455137551  LEONG            CA    93010         PUD          Primary         Purchase            Reduced
6458002760  SUPERSAD         CA    94518         PUD          Primary         Purchase           Standard
6458329304  GRADOVILLE       CA    90274    Single Family     Primary         Purchase            Reduced
6458671580  HEELAN           IL    60060    Single Family     Primary        Refinance            Reduced
6459275316  ERWIN            CA    94061    Single Family     Primary    Cash-out Refinance       Reduced
6465272976  YOUNG            CA    91423    Single Family     Primary         Purchase           Standard
6466221667  GOMBOSEV         CA    92691         PUD          Primary         Purchase            Reduced
6471373891  ADAMS            CA    94517    Single Family     Primary    Cash-out Refinance       Reduced
6472005468  LUKAS            MA    01719    Single Family     Primary        Refinance            Reduced
6472774675  SWARTZ           MA    01864    Condominimum      Primary        Refinance           Standard
6473998141  ZAFIRIS          CA    95125     Two Family       Primary         Purchase           Standard
6475854367  LEHMER           CA    92007    Single Family     Primary         Purchase            Reduced
6476147407  LE               CA    94538    Single Family     Primary        Refinance            Reduced
6479124361  AGUILAR          CA    95121    Single Family     Primary        Refinance           Standard
6480130001  HEINRICHS        CA    95008    Single Family     Primary    Cash-out Refinance       Reduced
6482760276  BEARE            GA    30004    Single Family     Primary         Purchase           Standard
6482993711  WEX              MD    20854    Single Family     Primary        Refinance        All Ready Home
6483487457  REYNOLDS         CA    94506         PUD          Primary         Purchase           Standard
6486948596  KOOPMAN          CA    92037    Single Family     Primary        Refinance            Reduced
6487087659  BONTADELLI       CA    95060    Single Family     Primary        Refinance            Reduced
6487112614  ULMER            WA    98685    Single Family     Primary         Purchase            Reduced
6491898562  CARTER           CA    95120    Single Family     Primary         Purchase           Standard
6492908501  HARRIS           CA    92627    Single Family     Primary         Purchase            Reduced
6492941973  BRODIE           WA    98115    Single Family     Primary        Refinance        All Ready Home
6498646550  FERNANDEZ        CA    95075         PUD          Primary    Cash-out Refinance       Reduced
6499621214  RICHARDSON       CA    95603    Single Family     Primary        Refinance          Timesaver-1
6499920145  PERRY            MA    01845    Single Family     Primary    Cash-out Refinance      Standard
6507025945  FORD             CA    95472    Single Family     Primary        Refinance           Standard
6507799689  ESPENSHIP        CA    92705    Single Family     Primary         Purchase            Reduced
6507947841  DANIELSON        CA    94583         PUD          Primary        Refinance           Standard
6508148225  HEINKEL          CA    92591         PUD          Primary        Refinance           Standard
6508902316  BLOCK            CO    81620   High-Rise Condo   Secondary        Purchase            Reduced
6510515106  MANSFIELD        MD    20882    Single Family     Primary        Refinance           Standard
6512721413  SPURLOCK         FL    33706    Single Family    Secondary        Purchase           Standard
6513789815  MOOS             CA    94611    Single Family     Primary         Purchase           Standard
6516762694  WALSH            VA    22101         PUD          Primary         Purchase            Reduced
6517488307  SHAW             NC    27012    Single Family     Primary        Refinance            Reduced
6517781982  CHEN             CA    94303         PUD          Primary         Purchase            Reduced
6520587566  SEELEY           NV    89117         PUD          Primary         Purchase           Standard
6523118633  NAVARRO          CA    92131    Single Family     Primary        Refinance            Reduced
6523235387  BROWN            CA    94588         PUD          Primary    Cash-out Refinance       Reduced
6524466932  REED             CA    94563    Single Family     Primary    Cash-out Refinance       Reduced
6524760359  CHRISTENSEN      CA    92604    Condominimum      Primary         Purchase            Reduced
6525185002  WILLIAMS         CA    94607    Condominimum      Primary         Purchase           Standard
6527521410  BAKER            CA    90265    Single Family     Primary        Refinance        All Ready Home
6530818456  KNIGHTLY         CA    92110    Single Family     Primary         Purchase            Reduced
6531075387  DENLINGER        CA    94116    Single Family     Primary         Purchase           Standard
6533196595  MEYERS           CA    91741    Single Family     Primary         Purchase           Standard
6534806986  BUCKLEY          CA    92679    Single Family     Primary         Purchase            Reduced
6536549592  WOON             CA    94132    Single Family     Primary         Purchase            Reduced
6541689094  MARCHOSKY        CA    91001         PUD          Primary        Refinance           Standard
6543204538  WESTBROOK        SC    29205    Single Family     Primary         Purchase           Standard
6544596031  BRYANT           CA    95070    Single Family     Primary    Cash-out Refinance      Standard
6545557172  GABRELS          CA    90039    Single Family     Primary        Refinance            Reduced
6546151702  MOLINE           CA    91202    Single Family     Primary         Purchase            Reduced
6547384476  KRONFELD         CA    91377         PUD          Primary        Refinance            Reduced
6548355558  SUNDARESAN       CA    94587    Single Family     Primary         Purchase            Reduced
6548365045  FLUHART          CO    80134         PUD          Primary    Cash-out Refinance      Standard
6548569208  LOYA             CA    95148    Single Family     Primary         Purchase            Reduced
6549249230  BOWMAN           GA    30327    Single Family     Primary        Refinance        All Ready Home
6549252226  ORTIZ            CA    94002    Single Family     Primary    Cash-out Refinance      Standard
6551519306  SPENCER          CA    96150    Single Family     Primary         Purchase           Standard
6556165675  U                CA    94941    Single Family     Primary    Cash-out Refinance      Standard
6559624710  SOLIS            CA    95630    Single Family     Primary        Refinance            Reduced
6559774606  DECKER           CA    95762         PUD          Primary        Refinance           Standard
6561681419  PAPKOV           CA    95111    Single Family     Primary         Purchase            Reduced
6564317003  QUIGLEY          CA    91604    Single Family     Primary        Refinance        All Ready Home
6564392758  CELAYA           CA    94404    Single Family     Primary    Cash-out Refinance      Standard
6566013873  AQUILA JR        CA    94019         PUD          Investor        Purchase           Standard
6566894249  PLATT            CA    92130         PUD          Primary         Purchase            Reduced
6567949539  ALVY TRUSTEE     CA    91302    Single Family     Primary        Refinance            Reduced
6568458332  MORARIU          CA    94539    Single Family     Primary         Purchase            Reduced
6570046596  MILONE           CA    92067         PUD          Primary        Refinance           Standard
6570148103  PURINS           MN    55345    Single Family     Primary    Cash-out Refinance       Reduced
6572233432  BUCK             OR    97402    Single Family     Primary         Purchase            Reduced
6574494222  NAVARRO          CA    92109    Single Family     Primary        Refinance        All Ready Home
6574761877  STOWE            CA    93101    Single Family     Primary    Cash-out Refinance       Reduced
6579363398  DARFLER          CA    94127    Single Family     Primary        Refinance        All Ready Home
6581366074  HAO              CA    95129    Single Family     Primary         Purchase            Reduced
6582575533  RALSTON          CA    92679         PUD          Primary         Purchase           Standard
6583075129  CLOGSTON         AR    72223    Single Family     Primary         Purchase            Reduced
6584271487  BUNKER           CA    95128    Single Family     Primary         Purchase           Standard
6584526336  GLOVER           GA    30350    Single Family     Primary         Purchase           Standard
6585475764  MINN             CA    90266    Single Family     Primary         Purchase            Reduced
6586263789  ENTSMINGER       CA    92887         PUD          Primary        Refinance            Reduced
6586300136  ILL              VA    23451    Single Family     Primary        Refinance            Reduced
6588683448  LAWSON           CA    94574    Single Family     Primary        Refinance            Reduced
6589333076  PLACE            CA    93449    Single Family     Primary        Refinance            Reduced
6597048302  ARCHAMBAULT JR   PA    19454    Single Family     Primary        Refinance           Standard
6598335922  BERSON           VA    22182    Single Family     Primary         Purchase            Reduced
6600214818  HARRIS           FL    32746         PUD          Primary         Purchase            Reduced
6601157099  ROFFEY           CA    95120    Single Family     Primary         Purchase            Reduced
6601652925  PETROFSKY        CA    95030    Single Family     Primary         Purchase           Standard
6601749432  CULLEN III       CA    94038    Single Family     Primary         Purchase            Reduced
6605157616  HOLCMAN          CA    92107    Single Family     Primary         Purchase           Standard
6605282414  KOTARA           CA    94121    Condominimum      Primary         Purchase           Standard
6605617908  GINGILOSKI JR    CA    92067         PUD          Primary    Cash-out Refinance      Standard
6606609136  LAM              CA    92708    Single Family     Primary         Purchase            Reduced
6607800825  YOUNG            CO    80031         PUD          Primary        Refinance            Reduced
6607877492  WEIST            SC    29680    Single Family     Primary        Refinance            Reduced
6607915326  COURTNEY         CA    94002    Single Family     Primary         Purchase            Reduced
6607923858  SOWERS           CA    94015         PUD          Primary        Refinance           Standard
6608443609  BEDOLLA          CA    95023    Single Family     Primary    Cash-out Refinance      Standard
6612051208  MYERS            CA    94061    Condominimum      Primary    Cash-out Refinance      Standard
6612885100  WRAY             CA    92677         PUD          Primary         Purchase            Reduced
6613599775  ISENBERG         CA    94112    Single Family     Primary        Refinance            Reduced
6613688123  RAZAVI           VA    22182         PUD          Investor        Purchase           Standard
6614321567  MCCLOSKEY        CA    94583         PUD          Primary         Purchase            Reduced
6618136045  BAJOREK          CA    95128     Two Family       Primary        Refinance            Reduced
6620950151  TRUONG           CA    94122    Single Family     Primary         Purchase            Reduced
6625583957  MAROTTA          MA    01776    Single Family     Primary        Refinance            Reduced
6627413377  MEDINA           CA    93905    Single Family     Primary         Purchase            Reduced
6629683068  MCCREERY JR      CA    95746    Single Family     Primary        Refinance            Reduced
6631179162  CLARK            MD    20817    Single Family     Primary        Refinance            Reduced
6631656920  WYGODA           NY    11230    Single Family     Primary    Cash-out Refinance      Standard
6631673180  HUTSON           CA    92677         PUD          Primary         Purchase            Reduced
6633041394  MUETZENBERG      CA    94587    Single Family     Primary         Purchase            Reduced
6633199440  BOROCHOV         NY    11023    Single Family     Primary         Purchase           Standard
6634128331  MORSE            CA    90277     Two Family       Primary    Cash-out Refinance      Standard
6634173162  MAZUREK          IL    60564    Single Family     Primary         Purchase            Reduced
6635398180  CASSINELLI       CA    93908         PUD          Primary         Purchase           Standard
6636562222  WAHRER           CA    94552    Single Family     Primary         Purchase            Reduced
6638468428  OLIVER           MD    20814         PUD          Primary        Refinance            Reduced
6639135281  MACDONALD        FL    34102    Condominimum      Primary         Purchase           Standard
6639379814  GASKIN           VA    23503    Single Family    Secondary       Refinance           Standard
6641562894  BUTLER II        CA    94568    Single Family     Primary        Refinance           Standard
6642135393  CULCASI-IVERS    CA    93908    Single Family     Primary        Refinance            Reduced
6642136250  JONES            NM    87571    Single Family     Primary        Refinance           Standard
6645137271  BHAPPU           CO    80016    Single Family     Primary        Refinance           Standard
6646346103  LAWYER JR        TX    78634    Single Family     Primary        Refinance            Reduced
6648981279  READE            CA    94901    Single Family     Primary    Cash-out Refinance       Reduced
6649586887  PETERSON         CA    94506    Single Family     Primary    Cash-out Refinance       Reduced
6650653824  GRAHAM           NC    27954         PUD          Primary        Refinance           Standard
6652992808  SAMSON           NY    11598    Single Family     Primary    Cash-out Refinance      Standard
6654153367  GIBINO           CA    95060    Single Family     Primary    Cash-out Refinance      Standard
6655031679  HOHMAN           MD    20814    Single Family     Primary         Purchase            Reduced
6655532015  WETSTONE         WA    98033    Condominimum      Primary        Refinance            Reduced
6655897889  BERNTSEN         CA    95045    Single Family     Primary        Refinance            Reduced
6656241756  BAHRAMI          CA    95120    Single Family     Primary        Refinance            Reduced
6656586010  PERRYMAN         CA    92082    Single Family     Primary         Purchase           Standard
6656895197  GOLDHIRSH        IL    60035    Single Family     Primary         Purchase            Reduced
6658234031  COOL             NJ    07701    Single Family     Primary         Purchase            Reduced
6661391372  DANIEL           MO    63119    Single Family     Primary    Cash-out Refinance       Reduced
6664051700  HEALY            CA    94506         PUD          Primary        Refinance           Standard
6665173875  HAGEL            CA    94526    Single Family     Primary         Purchase            Reduced
6666025181  BURK             CA    94705    Single Family     Primary        Refinance           Standard
6666986044  CASTILLO         CA    90240    Single Family     Primary         Purchase            Reduced
6667652082  MILLER           NV    89509    Single Family     Primary        Refinance            Reduced
6667938499  DINAN            CA    95037    Single Family     Primary        Refinance           Standard
6669392059  BREBES           CA    93422    Single Family     Primary    Cash-out Refinance      Standard
6671273602  DIEHL III        NC    28207    Single Family     Primary         Purchase           Standard
6673312176  BURNETT          CO    80126    Single Family     Primary        Refinance            Reduced
6673679202  BECKER           CA    92373    Single Family     Primary    Cash-out Refinance       Reduced
6674330532  EISENBERG        CA    90503    Single Family     Primary         Purchase            Reduced
6674942062  TREVINO          CA    95135    Single Family     Primary    Cash-out Refinance      Standard
6675458969  QUINONES         CA    95023    Single Family     Primary    Cash-out Refinance      Standard
6676552927  MORROW           VA    23185         PUD          Primary         Purchase            Reduced
6676915835  HU               CA    94506         PUD          Primary        Refinance            Reduced
6679433158  WATTS            GA    30339    Single Family     Primary    Cash-out Refinance      Standard
6680768428  RAMOS            CA    94583    Single Family     Primary        Refinance            Reduced
6683306929  DIDONATO         CA    94539    Single Family     Primary    Cash-out Refinance      Standard
6684842039  KAITZ            CA    92648         PUD          Primary         Purchase            Reduced
6685896372  KLEINMAN         FL    33498         PUD          Primary         Purchase            Reduced
6686514537  BRASE            OH    45040         PUD          Primary         Purchase           Standard
6687496601  SANDERSON        CA    94583    Single Family     Primary    Cash-out Refinance      Standard
6687594868  MORRISON         CA    94538    Single Family     Primary        Refinance            Reduced
6688602652  CARR             CA    90274    Single Family     Primary         Purchase            Reduced
6692610014  BERMAN           MA    02050    Single Family     Primary    Cash-out Refinance       Reduced
6693380690  MILLER           CO    80919    Single Family     Primary        Refinance            Reduced
6695590858  CHOPP            FL    32920    Condominimum     Secondary        Purchase            Reduced
6696714465  GREER            CA    92270         PUD          Primary         Purchase           Standard
6697305917  CHRISTENSEN      CA    94402    Single Family     Primary        Refinance            Reduced
6698593099  LOVELY           CA    94954    Single Family     Primary         Purchase           Standard
6698777544  BUBLIK           CA    92691         PUD          Primary         Purchase            Reduced
6700085787  SAMUELS          CA    91377         PUD          Primary        Refinance            Reduced
6702601490  ANDERSON         CA    92117    Single Family     Primary        Refinance           Standard
6702715845  BLOHM            SC    29672         PUD         Secondary        Purchase            Reduced
6703576964  NORRIS           CA    94506         PUD          Primary        Refinance            Reduced
6707084114  HALL             CA    92270         PUD          Primary         Purchase           Standard
6708523870  GORDON           CA    91107    Single Family     Primary    Cash-out Refinance       Reduced
6710434991  GARFIAS          CO    80465         PUD          Primary    Cash-out Refinance      Standard
6711245255  LLOYD            WA    98125    Single Family     Primary         Purchase           Standard
6711379690  THIGPEN          CA    94945    Single Family     Primary        Refinance            Reduced
6711784659  TROTTER          OH    45244    Single Family     Primary        Refinance            Reduced
6713195649  DAVIES           MD    21401    Single Family     Primary        Refinance            Reduced
6714091466  TAFT             CA    92037    Single Family     Primary         Purchase           Standard
6715447303  DEGRUY JR        CA    95138    Condominimum      Primary    Cash-out Refinance      Standard
6718354324  DOUGHTY          CA    94708    Single Family     Primary         Purchase           Standard
6721852710  HALEY            DC    20003    Single Family     Primary         Purchase           Standard
6722105886  SZOBOSZLAY       CA    95123    Single Family     Primary        Refinance            Reduced
6722501399  ROBBINS          CA    95018    Single Family     Primary    Cash-out Refinance       Reduced
6723394539  JACOBS           CA    95020    Single Family     Primary        Refinance           Standard
6725414400  ANDERSON         CA    95138    Single Family     Primary        Refinance            Reduced
6727101260  LIVERMORE        CA    95864         PUD          Primary    Cash-out Refinance      Standard
6729601960  SORIANO          CA    94591    Single Family     Primary    Cash-out Refinance      Standard
6730000004  CONNIFF          MA    02554    Single Family     Primary        Refinance            Reduced
6731721772  KENDALL          CA    91302         PUD          Primary    Cash-out Refinance       Reduced
6732643280  DIACO            FL    33629    Single Family     Primary         Purchase            Reduced
6732920191  SORTO            CA    94080    Single Family     Primary         Purchase           Standard
6733129511  CARLOS           CA    94044    Single Family     Primary         Purchase           Standard
6733192055  ADELSON          AZ    85251    Single Family     Primary        Refinance            Reduced
6733752700  SERADJFAR        CA    94552    Single Family     Primary    Cash-out Refinance      Standard
6734969584  VILDAVSKI        CA    94015    Single Family     Primary        Refinance            Reduced
6736584019  HO               CA    94536    Single Family     Primary        Refinance           Standard
6736732295  FLEMING          NM    87571    Single Family    Secondary       Refinance           Standard
6737093309  FARZANEH         CA    94087    Condominimum      Primary         Purchase            Reduced
6737467842  OLEY             GA    30542         PUD          Primary         Purchase           Standard
6737749900  PANDYA           VA    23113    Single Family     Primary         Purchase           Standard
6739178660  OROPEZA          CA    94112     Two Family       Primary         Purchase           Standard
6739611793  KELEMEN          CA    91351    Single Family     Primary         Purchase            Reduced
6740078446  DEL CAMPO        CA    94605         PUD          Primary    Cash-out Refinance      Standard
6740096216  MUELLER          CA    90503    Single Family     Primary        Refinance            Reduced
6742985010  LAMBERT          CA    92253         PUD          Primary        Refinance            Reduced
6747346838  REID             IL    60062         PUD          Primary        Refinance            Reduced
6748613483  MILLER           GA    30319         PUD          Primary         Purchase            Reduced
6748702294  HARRINGTON       FL    33498         PUD          Primary         Purchase            Reduced
6748928725  ZEBER            GA    30306    Single Family     Primary         Purchase           Standard
6749934573  LIU              NV    89011         PUD          Primary    Cash-out Refinance      Standard
6750254424  FRANCESCONI      MA    01730    Single Family     Primary         Purchase            Reduced
6750792563  HARTMAN          CA    94618    Single Family     Primary         Purchase            Reduced
6754176128  TIGHE            AZ    85234    Single Family     Primary    Cash-out Refinance      Standard
6754239611  MEANY            MD    21108         PUD          Primary        Refinance            Reduced
6757212862  KARP             CA    94560    Single Family     Primary    Cash-out Refinance      Standard
6757799017  HOLLAND          CA    90292    Condominimum      Primary        Refinance           Standard
6760527967  LEPTICH          FL    33914    Single Family     Primary        Refinance        All Ready Home
6760865185  JOHNSON          VA    22044         PUD          Primary         Purchase           Standard
6761359238  MCLEOD           CA    95472    Single Family     Primary        Refinance           Standard
6762502331  MARTELLO         FL    33496         PUD          Primary        Refinance           Standard
6762961628  NAUMANN          NC    27949         PUD         Secondary        Purchase            Reduced
6762979174  ZAMBRANO         FL    33165    Single Family     Primary         Purchase           Standard
6766097882  CORDES           CA    94019         PUD          Primary         Purchase           Standard
6767426841  DE LOPEZ         CA    95945     Two Family       Primary    Cash-out Refinance      Standard
6767440727  ELSON            DE    19807    Single Family    Secondary        Purchase            Reduced
6768322445  BALL             CA    94574    Single Family     Primary         Purchase            Reduced
6770622774  ASHMORE          CA    90056    Single Family     Primary    Cash-out Refinance       Reduced
6774420068  BAE              WA    98027    Single Family     Primary    Cash-out Refinance      Standard
6777158228  ZIEGLER          CA    93010         PUD          Primary    Cash-out Refinance      Standard
6778187937  BERGLUND         CA    91024    Single Family     Primary         Purchase           Standard
6778461381  JOHNSON          IL    60625    Single Family     Primary         Purchase            Reduced
6778793643  DESTITO          GA    30342         PUD          Primary         Purchase           Standard
6781329955  COLEMAN          NM    87501    Single Family     Primary         Purchase           Standard
6783741157  VERTULLO         CA    91377    Single Family     Primary        Refinance            Reduced
6786717790  WITHAM           CA    93001    Single Family     Primary        Refinance           Standard
6788476213  MCANDREWS        CA    95003         PUD          Primary    Cash-out Refinance      Standard
6789911275  DIXON            GA    30331         PUD          Primary        Refinance           Standard
6790402165  SORENSON         CA    92807    Single Family     Primary        Refinance            Reduced
6790852880  JONES            CA    93906    Single Family     Primary         Purchase           Standard
6790917188  BRUTON           OK    74105         PUD          Primary        Refinance           Standard
6793054021  CHISPAN          CA    94015    Condominimum      Primary         Purchase           Standard
6793370112  POOLE JR         FL    33037    Condominimum     Secondary        Purchase            Reduced
6795019147  ROBERTI          CA    90278    Single Family     Primary         Purchase            Reduced
6795392395  BRAIMAH          CA    90275    Single Family     Primary        Refinance           Standard
6796190004  CARBAJAL         CA    95126    Single Family     Primary    Cash-out Refinance      Standard
6798122922  KROLL            CA    92629    Condominimum      Primary    Cash-out Refinance       Reduced
6798391022  VOGT             CA    94536         PUD          Primary         Purchase           Standard
6802223484  MILLER           ID    83333    Single Family     Primary    Cash-out Refinance      Standard
6802277068  SCHECHTER        CA    96161         PUD         Secondary       Refinance            Reduced
6803428025  FINLAY           VA    22314         PUD          Primary         Purchase            Reduced
6804655832  KIRKMAN          CA    92037    Single Family     Primary        Refinance        All Ready Home
6806608276  VANROSSUM        GA    30342         PUD          Primary         Purchase           Standard
6808864844  LINKOUS JR       TX    77006    Single Family     Primary        Refinance        All Ready Home
6810847241  LEONARD          CA    92625    Single Family     Primary         Purchase            Reduced
6811187100  CLUET            MI    48348    Single Family     Primary    Cash-out Refinance       Reduced
6813163331  WONG             CA    94588         PUD          Primary         Purchase           Standard
6814836133  LAKOFF           CA    94709    Condominimum      Primary         Purchase            Reduced
6817754002  BRAUN            CO    80435         PUD          Primary    Cash-out Refinance       Reduced
6819082998  ROBERTS          CA    95476    Single Family     Primary         Purchase           Standard
6821275697  SCHMOYER         TX    76034         PUD          Primary         Purchase           Standard
6821618359  CURTIN           VA    22302    Single Family     Primary        Refinance           Standard
6821687024  MAEDA JR         CA    92677         PUD          Primary        Refinance        All Ready Home
6825413211  FROSHMAN         CA    95003    Single Family     Primary         Purchase           Standard
6826642388  MEADE            MA    02129    Condominimum      Primary        Refinance            Reduced
6828118726  NEFF             IN    46038         PUD          Primary         Purchase           Standard
6830246192  SMEKAL           CA    94546     Two Family       Primary         Purchase            Reduced
6831116261  COHN             CA    94611    Single Family     Primary         Purchase            Reduced
6832907692  WAGSTAFF         CT    06877    Single Family     Primary        Refinance            Reduced
6833774489  BOYD             CA    92562         PUD          Primary         Purchase           Standard
6836705449  VERDON           CA    90024    Single Family     Primary         Purchase            Reduced
6836792868  HAYES            TX    77005    Single Family     Primary        Refinance            Reduced
6837882262  GORAN            CA    94611    Single Family     Primary         Purchase           Standard
6837887212  ADAMS            CA    95762         PUD          Primary        Refinance           Standard
6839348304  RAHMAN           CA    94568         PUD          Primary         Purchase            Reduced
6841172064  VIRDEE           CA    94568    Single Family     Primary        Refinance            Reduced
6841281451  SCHWARTZ         AZ    85750         PUD         Secondary       Refinance            Reduced
6841459727  REISNER          CA    90064    Single Family     Primary         Purchase           Standard
6841845032  KING JR          CA    92677         PUD          Primary         Purchase            Reduced
6842906734  WONG             CA    94025    Single Family     Primary         Purchase            Reduced
6843319085  YEE              CA    94618         PUD          Primary    Cash-out Refinance      Standard
6845586020  COPE             CA    95650    Single Family     Primary         Purchase           Standard
6847149439  LEWIS            VA    23454    Single Family    Secondary       Refinance           Standard
6848349442  STOUT            VA    20117    Single Family     Primary         Purchase            Reduced
6849916322  OATMAN           CA    92660         PUD          Primary    Cash-out Refinance      Standard
6850048403  CUSACK           CA    95746         PUD          Primary        Refinance            Reduced
6850407609  GRATTAN          CA    95650         PUD          Primary    Cash-out Refinance       Reduced
6851313921  PHILLIPS         NV    89109    Condominimum      Primary         Purchase            Reduced
6852091732  BODHAINE         WA    98371    Single Family     Primary        Refinance            Reduced
6853112446  FENNELL          OR    97520    Single Family     Primary        Refinance           Standard
6853125414  CREAVIN          NY    11579    Single Family     Primary        Refinance           Standard
6855104961  SPRUNG           TX    75287         PUD          Primary         Purchase            Reduced
6855125065  ANSLEY JR        TN    37027         PUD          Primary         Purchase            Reduced
6856153793  SEGARS           CA    94904    Single Family     Primary        Refinance           Standard
6857644915  BAKER            TX    77539    Single Family     Primary         Purchase           Standard
6859381474  ANDREWS          CA    95003    Single Family     Primary         Purchase           Standard
6860384970  MIZRAHI          CA    90212     Two Family       Primary         Purchase           Standard
6860529871  BETHEL           CA    94025    Single Family     Primary    Cash-out Refinance       Reduced
6861603055  PEKKER           CA    94085    Single Family     Primary         Purchase            Reduced
6863160138  GAYLE            CA    94960    Single Family     Primary    Cash-out Refinance      Standard
6863987456  TAN              CA    94578    Single Family     Primary    Cash-out Refinance       Reduced
6865853532  WELSH            CA    90027    Single Family     Primary        Refinance            Reduced
6867400134  MILLER           CA    95125    Single Family     Primary         Purchase           Standard
6868126290  ZORN             CA    91214    Single Family     Primary    Cash-out Refinance      Standard
6869688132  SPIVEY           VA    22030    Single Family     Primary         Purchase           Standard
6870216022  PARODI           CA    94403         PUD          Primary    Cash-out Refinance      Standard
6870300099  WOOD             DC    20037    Condominimum      Primary         Purchase           Standard
6873413170  TAN              CA    94015    Single Family     Primary        Refinance            Reduced
6873790650  BANUELOS         CA    95132    Single Family     Primary        Refinance           Standard
6874669788  TILLMAN          CA    94002    Single Family     Primary    Cash-out Refinance       Reduced
6875073279  GANOZA           CA    94065    Condominimum      Primary         Purchase            Reduced
6875409549  MCCABE           CA    94602    Single Family     Primary         Purchase            Reduced
6878686432  ADLER            CA    92649         PUD          Primary         Purchase           Standard
6879224894  FERNANDEZ        CA    94080    Single Family     Primary    Cash-out Refinance       Reduced
6880101115  BRIGHT           CO    81623         PUD          Primary         Purchase           Standard
6882921585  RYDER            CO    80016         PUD          Primary        Refinance            Reduced
6883672336  TOBAEI           CA    94086    Condominimum      Primary    Cash-out Refinance       Reduced
6884203156  KIRK             CA    94952    Single Family     Primary        Refinance            Reduced
6886884383  GOLDSTEIN        GA    31411         PUD          Primary         Purchase            Reduced
6888883490  WOLFF            CA    91423    Single Family     Primary    Cash-out Refinance      Standard
6889101033  GOODSON          CA    94518    Single Family     Primary         Purchase            Reduced
6889153422  ABDILOV          CA    94132    Condominimum      Primary        Refinance            Reduced
6889921703  FLIEGER          MD    21037         PUD          Primary        Refinance            Reduced
6890760157  WOLFSON          CA    93940    Single Family     Primary         Purchase           Standard
6891667773  SODERBERG        AZ    86336    Single Family     Primary        Refinance            Reduced
6892660702  KIEFFER          VA    20124         PUD          Primary         Purchase            Reduced
6893910833  STOIBER          CA    94404         PUD          Primary        Refinance           Standard
6894259735  HAMMER           CA    94501    Single Family     Primary         Purchase            Reduced
6895494323  ZANIDES          CA    94947    Single Family     Primary        Refinance            Reduced
6896530075  CAHILL M D       CA    90275    Single Family     Primary    Cash-out Refinance       Reduced
6898568438  CAMPANINI        CA    92677         PUD          Primary         Purchase           Standard
6904535827  MEYUNG           VA    22903         PUD          Primary    Cash-out Refinance       Reduced
6905497498  DOWNING          TX    78731    Single Family     Primary         Purchase           Standard
6906630022  GUNTER           CO    80305    Single Family     Primary    Cash-out Refinance       Reduced
6906630188  BAUM             NC    27949    Single Family    Secondary        Purchase           Standard
6908028258  YOLLIN           CA    94708    Single Family     Primary         Purchase            Reduced
6908050419  WILLIAMS         SC    29572    Condominimum     Secondary       Refinance           Standard
6908604454  CARDELLICHIO     NC    27927    Single Family    Secondary        Purchase            Reduced
6909190289  HACKBARDT        CA    92691         PUD          Primary        Refinance            Reduced
6909768100  KLOR             CA    95123    Single Family     Primary    Cash-out Refinance      Standard
6910028890  DEL PRINCIPE     CA    96161         PUD          Primary    Cash-out Refinance      Standard
6911385703  TUCKER JR        CO    80128    Single Family     Primary        Refinance            Reduced
6911511704  DEVLIN           CA    94526    Single Family     Primary        Refinance            Reduced
6912410096  TRAN             CA    95132    Single Family     Primary         Purchase            Reduced
6912570055  OSKANDY          IL    60614      Townhouse       Primary        Refinance           Standard
6914279002  HIGGINS          VA    22314      Townhouse      Secondary        Purchase            Reduced
6914578056  NATHAN           VA    22182         PUD          Primary        Refinance            Reduced
6915560475  VALENZA          FL    34113    Single Family    Secondary        Purchase            Reduced
6916558684  RAZZELL          CA    94566    Single Family     Primary         Purchase            Reduced
6918377190  HURWITH          IL    60657    Condominimum      Primary         Purchase            Reduced
6918377620  SHARMA           CA    94555         PUD          Primary    Cash-out Refinance      Standard
6919550530  NEWMAN           CA    95404    Single Family     Primary        Refinance           Standard
6921094295  LOW              CA    92014    Single Family     Primary    Cash-out Refinance      Standard
6921254147  BRUMMITT         CA    94595    Single Family     Primary    Cash-out Refinance       Reduced
6922333569  HAWKINS          TN    37416    Single Family     Primary         Purchase           Standard
6923151275  HENNEMAN         MN    55391    Single Family     Primary        Refinance            Reduced
6924713339  MARTIN JR        CA    94550         PUD          Primary        Refinance            Reduced
6924876748  PEAK             CA    94952    Single Family     Primary    Cash-out Refinance       Reduced
6925576032  SHERMAN          SC    29681         PUD          Primary         Purchase           Standard
6926744951  WINNINGHAM       CA    92629         PUD          Primary        Refinance            Reduced
6927176401  KELLEY JR        CA    94066    Single Family     Primary    Cash-out Refinance       Reduced
6928893723  HARDY            CA    92673         PUD          Primary         Purchase            Reduced
6929494554  DELUCA           CA    92110    Single Family     Primary         Purchase            Reduced
6929647896  NAGGIAR          CA    95130    Single Family     Primary         Purchase           Standard
6930761579  WEIDELL          CA    94070    Single Family     Primary         Purchase            Reduced
6932183400  RUSH             CA    94117    Condominimum     Secondary        Purchase           Standard
6932545095  RUSSELL          MD    21042    Single Family     Primary         Purchase           Standard
6932612317  TOGNOLI          CA    95409    Single Family     Primary    Cash-out Refinance      Standard
6934891869  LESTER           CA    91739    Single Family     Primary         Purchase           Standard
6937146717  SCHMIDT          CA    95405    Single Family     Primary    Cash-out Refinance      Standard
6938563415  WILLARD SR       MD    20814         PUD          Primary        Refinance            Reduced
6939780620  PINELLI          CA    95683         PUD          Primary        Refinance        All Ready Home
6941067321  MCCLENNEN        CA    90278    Single Family     Primary         Purchase            Reduced
6941512656  COBB             CA    94303    Single Family     Primary         Purchase            Reduced
6941777127  ZUCKERMAN        CA    91356    Single Family     Primary         Purchase           Standard
6942265031  CALDWELL         CA    90266    Single Family     Primary    Cash-out Refinance      Standard
6942327252  COLABIANCHI      CA    96150         PUD         Secondary        Purchase           Standard
6943132453  ERGAS            CA    95120    Single Family     Primary    Cash-out Refinance      Standard
6946113757  FORSHAN          CA    92082    Single Family     Primary    Cash-out Refinance       Reduced
6946577852  ALONSO JR        CA    94523    Single Family     Primary    Cash-out Refinance      Standard
6947459605  BUTLER           CA    95003    Single Family     Primary        Refinance           Standard
6948783896  ODWALD           CA    92691         PUD          Primary         Purchase            Reduced
6952659362  KOSLOWSKY        CA    95451    Single Family    Secondary        Purchase            Reduced
6954258809  FAGAN-SMITH      CA    95062    Single Family     Primary    Cash-out Refinance      Standard
6957554436  CORY             FL    33487         PUD          Primary    Cash-out Refinance      Standard
6957957142  BURKE            VA    20124         PUD          Primary         Purchase            Reduced
6959638427  FROST            CA    92651    Single Family     Primary        Refinance            Reduced
6974945963  LUND             FL    33414    Single Family     Primary    Cash-out Refinance      Standard
6978139167  SKIPPER JR       VA    22181    Single Family     Primary         Purchase            Reduced
6978775291  SOUGHERS         FL    32903    Single Family     Primary         Purchase            Reduced
6982302835  FERNANDEZ        FL    33109    Condominimum      Primary         Purchase            Reduced
6985393690  NORMAN           TX    75024         PUD          Primary         Purchase           Standard
6988119779  SUMMERLIN        SC    29438    Single Family     Primary        Refinance            Reduced
6991187045  MEHARRY          FL    34219         PUD          Primary         Purchase           Standard
6992349529  GOMEZ III        VA    22101    Single Family     Primary         Purchase            Reduced
6994899364  HERCULES         VA    23663    Single Family     Primary        Refinance           Standard
6995077663  DAMON            MA    02468    Single Family     Primary         Purchase           Standard
6996419773  COSTELLO         NC    27817         PUD          Primary        Refinance           Standard
6996591431  BALINBIN         MA    02066    Single Family     Primary        Refinance            Reduced

BOAMS 2001-06
30 YR

Loan Count:                                                   1,189
Scheduled Balance:                                   501,340,530.79
W/A Interest Rate:                                            7.34%
Terms to Maturity W/A:                                          358



   Loan         Orig   Original     Interest      First      Maturity    Orig      Monthly       Current     Remaining  Scheduled
  Number        LTV       PB          Rate       Pay Date      Date      Term      P & I         Due Date       Term     Balance

0023749195     077.0     369,800     06.750      20010501    20310401    360       2,398.52      20010501       359     369,481.61
0023801111     064.7     300,000     07.375      20010501    20310401    360       2,072.03      20010501       359     299,771.72
0028253557     067.5     570,000     07.000      20010601    20310501    360       3,792.23      20010601       360     570,000.00
0028522787     068.6     600,000     07.250      20010501    20310401    360       4,093.06      20010601       359     599,531.94
0028580504     080.0     328,249     07.250      20010501    20310401    360       2,239.24      20010501       359     327,992.93
0028918985     080.0     541,000     07.375      20010401    20310301    360       3,736.56      20010501       358     540,174.15
0028964666     080.0     308,300     07.125      20010501    20310401    360       2,077.08      20010501       359     308,053.45
0029091857     080.0     383,200     07.750      20010401    20310301    360       2,745.30      20010501       358     382,519.16
0029096765     076.8     430,000     07.500      20010401    20310301    360       3,006.63      20010501       358     429,359.75
0029141322     071.9     647,000     08.250      20010301    20310201    360       4,860.69      20010501       357     645,753.76
0029160199     080.0     375,920     08.250      20001201    20301101    360       2,824.16      20010501       354     373,192.23
0029162633     079.8     295,000     08.000      20001001    20300901    360       2,164.61      20010501       352     293,379.02
0029197761     090.0     373,500     08.125      20001101    20301001    360       2,773.23      20010501       353     371,754.60
0029219912     088.6     314,500     07.500      20010401    20310301    360       2,199.03      20010501       358     314,031.74
0029245974     069.2     367,000     07.625      20010401    20310301    360       2,597.61      20010501       358     366,460.02
0029307337     050.0     425,000     07.500      20010401    20310301    360       2,971.67      20010501       358     424,367.19
0029311644     080.0     319,600     07.625      20010401    20310301    360       2,262.11      20010601       358     319,135.89
0029312402     071.5     294,400     07.625      20010301    20310201    360       2,083.74      20010501       357     293,756.70
0029318003     080.0     309,600     07.750      20010401    20310301    360       2,218.01      20010601       358     309,161.56
0029321288     060.1     338,000     07.750      20010401    20310301    360       2,421.48      20010501       358     337,521.34
0029332939     080.0     368,000     08.375      20001201    20301101    360       2,797.07      20010501       354     366,599.51
0029333846     080.0     301,850     07.500      20010301    20310201    360       2,110.58      20010501       357     301,014.53
0029338035     074.5     650,000     08.125      20010201    20310101    360       4,826.23      20010501       356     648,281.87
0029338530     065.6     320,000     07.625      20010501    20310401    360       2,264.94      20010501       359     319,768.39
0029343860     075.6     559,904     08.125      20010201    20310101    360       4,157.28      20010501       356     558,424.01
0029346111     063.3     380,000     07.125      20010501    20310401    360       2,560.13      20010501       359     379,696.12
0029348596     057.9     750,000     07.000      20010501    20310401    360       4,989.77      20010501       359     749,385.23
0029351012     074.4     300,000     08.125      20010301    20310201    360       2,227.49      20010501       357     299,407.26
0029354586     080.0     388,800     07.500      20010401    20310301    360       2,718.55      20010501       358     388,221.10
0029361904     068.8     385,000     07.500      20010401    20310301    360       2,691.98      20010501       358     384,426.75
0029361987     038.1     600,000     07.500      20010501    20310401    360       4,195.29      20010501       359     599,554.71
0029364395     080.0     319,752     07.500      20010401    20310301    360       2,235.76      20010501       358     318,882.92
0029369493     080.0     360,000     07.500      20010501    20310401    360       2,517.17      20010501       359     359,732.83
0029369584     078.2     351,950     07.375      20010401    20310301    360       2,430.83      20010501       358     351,412.75
0029372596     080.0     512,000     07.375      20010401    20310301    360       3,536.26      20010501       358     511,218.42
0029373545     087.5     399,000     07.625      20010501    20310401    360       2,824.10      20010501       359     398,711.21
0029384138     070.0     384,800     07.000      20010501    20310401    360       2,560.09      20010501       359     384,484.58
0029384948     075.0     450,000     07.625      20010401    20310301    360       3,185.07      20010501       358     449,346.55
0029387701     075.0     460,850     07.250      20010401    20310301    360       3,143.81      20010501       358     460,128.81
0029388147     059.1     650,000     07.500      20010401    20310301    360       4,544.89      20010501       358     649,032.21
0029391000     080.0     342,400     07.500      20010501    20310401    360       2,394.11      20010501       359     342,145.89
0029392164     065.5     360,000     08.250      20010101    20301201    360       2,704.56      20010501       355     358,836.30
0029392248     063.4     650,000     07.625      20010401    20310301    360       4,600.66      20010501       358     649,056.11
0029392594     080.0     312,000     07.750      20010501    20310401    360       2,235.21      20010501       359     311,779.79
0029400041     080.0     372,000     07.250      20010401    20310301    360       2,537.70      20010501       358     371,417.85
0029400082     077.9     300,000     07.750      19980801    20271001    351       2,163.64      20010501       317     290,841.77
0029403870     060.3     446,500     07.375      20010501    20310401    360       3,083.86      20010501       359     446,160.25
0029406873     095.0     356,250     07.625      20010401    20310301    360       2,521.52      20010501       358     355,732.66
0029406964     089.5     340,000     07.625      20010401    20310301    360       2,406.50      20010501       358     339,506.27
0029406998     080.0     434,950     07.625      20010501    20310401    360       3,078.55      20010501       359     434,635.19
0029411568     078.2     340,000     08.500      20010201    20310101    360       2,614.31      20010501       356     339,167.29
0029414406     080.0     359,900     07.375      20010501    20310401    360       2,485.74      20010601       359     359,626.15
0029414521     077.2     335,800     08.125      20010401    20310301    360       2,493.31      20010601       358     335,359.19
0029415783     043.9     325,000     07.375      20010501    20310401    360       2,244.69      20010501       359     324,752.71
0029415833     078.9     300,000     07.250      20010401    20310301    360       2,046.53      20010501       358     299,429.92
0029416245     054.9     350,000     07.625      20010501    20310401    360       2,477.28      20010601       359     349,746.68
0029416328     069.3     831,750     07.250      20010401    20310301    360       5,674.00      20010501       358     830,448.40
0029416377     080.0     345,450     07.500      20010501    20310401    360       2,415.44      20010601       359     345,193.62
0029416500     080.0     312,000     07.375      20010401    20310301    360       2,154.91      20010501       358     311,523.72
0029416716     061.5     386,000     07.375      20010501    20310401    360       2,666.01      20010501       359     385,706.28
0029416740     063.2     430,000     07.625      20010501    20310401    360       3,043.52      20010501       359     429,688.77
0029420361     080.0     319,200     07.500      20010401    20310301    360       2,231.89      20010501       358     318,724.74
0029420387     072.5     320,000     07.500      20010501    20310401    360       2,237.49      20010501       359     319,762.51
0029420726     080.0     382,400     07.375      20010401    20310301    360       2,641.15      20010501       358     381,816.25
0029422458     072.8     386,000     07.500      20010501    20310401    360       2,698.97      20010501       359     385,713.53
0029423563     011.8     425,000     07.375      20010401    20310301    360       2,935.37      20010501       358     424,351.23
0029425592     072.9     310,000     07.625      20010501    20310401    360       2,194.16      20010501       359     309,775.63
0029425782     091.7     347,562     07.625      20010401    20310301    360       2,460.02      20010501       358     347,057.29
0029427135     067.4     310,000     07.250      20010501    20310401    360       2,114.75      20010501       359     309,758.17
0029427143     075.4     490,000     07.500      20010401    20310301    360       3,426.16      20010501       358     489,270.41
0029427200     069.7     315,000     07.625      20010401    20310301    360       2,229.55      20010501       358     314,542.57
0029427440     068.5     425,000     07.375      20010401    20310301    360       2,935.37      20010501       358     423,927.79
0029427473     071.4     391,000     07.750      20010501    20310401    360       2,801.17      20010501       359     390,724.04
0029429347     080.0     536,000     07.625      20010501    20310401    360       3,793.78      20010501       359     535,612.05
0029430543     071.9     539,000     07.625      20010501    20310401    360       3,815.01      20010501       359     538,609.89
0029430576     032.7     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
0029430758     080.0     440,000     07.625      20010401    20310301    360       3,114.30      20010501       358     439,361.04
0029431103     085.0     352,750     07.250      20010401    20310301    360       2,406.38      20010501       358     352,197.98
0029432028     080.0     456,800     07.250      20010501    20310401    360       3,116.18      20010501       359     456,443.65
0029432135     070.1     340,000     07.500      20010401    20310301    360       2,377.33      20010501       358     339,493.76
0029432242     080.0     439,300     07.375      20010401    20310301    360       3,034.14      20010601       358     438,629.39
0029433257     070.0     350,000     07.375      20010401    20310301    360       2,417.37      20010501       358     349,465.71
0029433349     067.2     410,000     07.125      20010501    20310401    360       2,762.25      20010501       359     409,672.13
0029433505     080.0     296,000     07.750      20010501    20310401    360       2,120.58      20010501       359     295,791.09
0029433554     080.0     319,900     07.250      20010401    20310301    360       2,182.28      20010501       358     319,399.38
0029434602     080.0     358,800     07.250      20010401    20310301    360       2,447.65      20010501       358     358,238.51
0029437142     075.0     307,500     08.000      20010501    20310401    360       2,256.33      20010501       359     307,293.67
0029438116     095.0     269,800     09.000      20001001    20300901    360       2,170.87      20010501       352     268,434.34
0029440443     080.0     349,600     07.375      20010401    20310301    360       2,414.60      20010501       358     349,066.33
0029440567     080.0     352,800     07.500      20010401    20310301    360       2,466.83      20010501       358     352,274.68
0029440666     080.0     336,000     07.500      20010401    20310301    360       2,349.36      20010501       358     335,499.72
0029440682     079.8     327,300     07.375      20010401    20310301    360       2,260.58      20010501       358     326,800.37
0029442597     069.9     470,000     07.125      20010501    20310401    360       3,166.48      20010501       359     469,624.15
0029443280     080.0     328,400     07.375      20010401    20310301    360       2,268.18      20010501       358     327,898.69
0029443710     073.1     331,100     07.750      20010301    20310201    360       2,372.04      20010501       357     328,622.72
0029445962     080.0     462,000     07.625      20010401    20310301    360       3,270.01      20010501       358     461,329.11
0029446507     080.0     367,200     07.125      20010501    20310401    360       2,473.89      20010501       359     366,906.36
0029446556     080.0     420,000     07.250      20010401    20310301    360       2,865.15      20010501       358     419,342.72
0029446614     080.0     394,400     07.375      20010401    20310301    360       2,724.02      20010501       358     393,797.95
0029447778     079.9     401,750     07.375      20010501    20310401    360       2,774.79      20010501       359     401,444.30
0029449162     066.5     478,500     07.250      20010401    20310301    360       3,264.22      20010501       358     477,751.18
0029449188     074.3     390,000     07.625      20010501    20310401    360       2,760.40      20010501       359     389,717.73
0029449220     080.0     610,900     07.375      20010401    20310301    360       4,219.34      20010501       358     609,967.44
0029449949     066.8     347,500     07.500      20010401    20310301    360       2,429.77      20010501       358     346,982.60
0029452216     095.0     289,800     07.500      20010401    20310301    360       2,026.32      20010501       358     289,368.51
0029454568     065.4     350,000     07.000      20010501    20310401    360       2,328.56      20010501       359     349,713.11
0029455086     080.0     340,000     07.125      20010501    20310401    360       2,290.65      20010501       359     339,728.10
0029456423     068.9     310,000     06.875      20010601    20310501    360       2,036.48      20010601       360     310,000.00
0029456530     080.0     299,200     07.250      20010401    20310301    360       2,041.07      20010501       358     298,731.79
0029457538     078.8     286,700     07.500      20010501    20310401    360       2,004.65      20010501       359     286,487.23
0029458486     080.0     436,000     07.750      20010401    20310301    360       3,123.56      20010601       358     435,382.56
0029461084     079.3     325,000     07.250      20010501    20310401    360       2,217.08      20010501       359     324,746.46
0029461399     080.0     316,800     07.625      20010501    20310401    360       2,242.29      20010501       359     316,570.71
0029461662     080.0     456,600     07.250      20010501    20310401    360       3,114.82      20010601       359     456,243.81
0029462561     061.3     490,000     07.375      20010501    20310401    360       3,384.31      20010501       359     489,627.15
0029462629     080.0     382,400     07.375      20010401    20310301    360       2,641.14      20010501       358     381,719.19
0029465184     078.1     480,500     07.125      20010501    20310401    360       3,237.22      20010601       359     480,115.75
0029465432     080.0     311,200     07.250      20010401    20310301    360       2,122.93      20010601       358     310,713.00
0029465465     077.5     620,000     07.625      20010401    20310301    360       4,388.33      20010501       358     619,099.65
0029465804     070.2     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
0029465820     080.0     648,000     07.375      20010401    20310301    360       4,475.58      20010601       358     647,010.81
0029465853     079.9     505,000     07.125      20010401    20310301    360       3,402.28      20010501       358     504,189.92
0029465887     073.5     400,000     07.125      20010501    20310401    360       2,694.88      20010501       359     399,680.12
0029467701     080.0     345,600     07.625      20010401    20310301    360       2,446.14      20010601       358     345,098.13
0029471851     080.0     375,300     07.250      20010501    20310401    360       2,560.21      20010501       359     375,007.23
0029471885     080.0     776,000     07.500      20010501    20310401    360       5,425.90      20010501       359     775,424.10
0029472370     080.0     479,120     07.125      20010501    20310401    360       3,227.92      20010501       359     478,736.86
0029472636     080.0     312,000     07.375      20010501    20310401    360       2,154.91      20010501       359     311,762.59
0029472644     070.0     434,000     07.500      20010601    20310501    360       3,034.60      20010601       360     434,000.00
0029473220     088.1     310,000     06.875      20010501    20310401    360       2,036.48      20010501       359     309,739.56
0029476397     063.3     367,000     07.250      20010501    20310401    360       2,503.59      20010501       359     366,713.70
0029476827     079.5     536,900     07.625      20010501    20310401    360       3,800.15      20010501       359     536,511.40
0029477072     068.5     315,000     07.125      20010401    20310301    360       2,122.21      20010501       358     314,494.70
0029477148     080.0     320,000     07.500      20010401    20310301    360       2,237.49      20010501       358     319,523.54
0029477460     080.0     351,900     07.500      20010401    20310301    360       2,460.54      20010601       358     351,376.04
0029478898     058.7     320,000     07.375      20010401    20310301    360       2,210.16      20010501       358     319,511.52
0029479748     080.0     623,600     07.500      20010501    20310401    360       4,360.30      20010501       359     623,137.20
0029479953     080.0     578,000     07.000      20010501    20310401    360       3,845.45      20010501       359     577,526.22
0029482361     077.8     700,000     07.625      20010501    20310401    360       4,954.56      20010601       359     699,493.36
0029482791     078.2     406,000     07.125      20010501    20310401    360       2,735.30      20010601       359     405,628.91
0029483039     090.0     301,500     07.500      20010501    20310401    360       2,108.14      20010501       359     301,276.24
0029483054     066.7     400,000     07.000      20010501    20310401    360       2,661.21      20010501       359     399,672.12
0029483070     080.0     332,000     07.250      20010501    20310401    360       2,264.83      20010601       359     331,741.00
0029483088     065.8     350,000     07.500      20010601    20310501    360       2,447.25      20010601       360     350,000.00
0029483138     068.4     436,000     07.000      20010601    20310501    360       2,900.72      20010601       360     436,000.00
0029483146     080.0     349,600     07.125      20010501    20310401    360       2,355.32      20010501       359     349,320.43
0029483203     064.1     336,500     07.750      20010401    20310301    360       2,410.73      20010501       358     336,023.47
0029485620     080.0     520,000     07.250      20010501    20310401    360       3,547.32      20010501       359     519,594.35
0029489101     090.0     329,400     07.625      20010501    20310401    360       2,331.48      20010501       359     329,161.58
0029491404     023.5     400,000     07.625      20010501    20310401    360       2,831.17      20010501       359     399,710.50
0029492337     070.4     344,800     07.250      20010501    20310401    360       2,352.14      20010501       359     344,531.03
0029493772     080.0     404,000     07.250      20010501    20310401    360       2,756.00      20010601       359     403,684.83
0029500998     080.0     596,000     07.375      20010501    20310401    360       4,116.43      20010501       359     595,546.49
0029502929     077.2     324,400     07.375      20010501    20310401    360       2,240.56      20010601       359     324,153.15
0029503133     077.8     389,000     07.375      20010501    20310401    360       2,686.73      20010501       359     388,704.00
0029503158     080.0     580,000     07.625      20010501    20310401    360       4,105.20      20010501       359     579,580.22
0029504610     085.6     304,000     07.250      20010501    20310401    360       2,073.82      20010501       359     303,762.85
0029504636     080.0     352,000     07.500      20010601    20310501    360       2,461.24      20010601       360     352,000.00
0029504933     061.0     445,000     07.500      20010501    20310401    360       3,111.51      20010501       359     444,669.74
0029505914     080.0     392,000     07.500      20010501    20310401    360       2,740.93      20010501       359     391,709.07
0029506292     071.8     375,000     07.250      20010501    20310401    360       2,558.16      20010501       359     374,707.47
0029506995     075.0     337,500     07.500      20010401    20310301    360       2,359.85      20010501       358     336,997.49
0029507282     080.0     360,000     07.250      20010401    20310301    360       2,455.83      20010501       358     359,436.63
0029507910     079.4     500,000     07.250      20010501    20310401    360       3,410.89      20010501       359     499,609.94
0029508058     071.4     375,000     07.625      20010501    20260401    300       2,801.78      20010601       299     374,507.35
0029508645     069.9     360,000     07.375      20010601    20310501    360       2,486.44      20010601       360     360,000.00
0029509924     078.4     500,000     07.125      20010601    20310501    360       3,368.59      20010601       360     500,000.00
0029510369     073.6     600,000     07.500      20010501    20310401    360       4,195.29      20010501       359     599,554.71
0029510500     080.0     359,100     07.125      20010501    20310401    360       2,419.33      20010501       359     358,812.83
0029510617     076.2     400,000     07.000      20010501    20310401    360       2,661.21      20010501       359     399,672.12
0029512472     079.3     325,000     07.250      20010501    20310401    360       2,217.07      20010501       359     324,746.47
0029512696     095.0     294,400     07.625      20010401    20310301    360       2,083.75      20010501       358     293,972.48
0029513611     076.3     322,000     07.250      20010501    20310401    360       2,196.61      20010501       359     321,748.81
0029513728     080.0     353,300     07.625      20010501    20310401    360       2,500.64      20010501       359     353,044.29
0029514718     075.0     398,600     07.375      20010501    20310401    360       2,753.03      20010501       359     398,296.70
0029515830     075.0     375,000     07.250      20010501    20310401    360       2,558.17      20010501       359     374,707.46
0029516747     050.3     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
0029518859     057.3     487,000     07.125      20010501    20310401    360       3,281.01      20010501       359     486,610.55
0029519147     063.3     556,691     07.375      20010501    20310401    360       3,844.93      20010501       359     555,102.32
0029520012     061.7     462,500     07.375      20010501    20310401    360       3,194.37      20010501       359     462,148.08
0029520210     080.0     440,000     07.250      20010501    20310401    360       3,001.58      20010501       359     439,656.75
0029521507     075.0     337,500     07.125      20010501    20310401    360       2,273.81      20010501       359     337,230.10
0029521754     056.0     316,500     07.250      20010501    20310401    360       2,159.09      20010501       359     316,253.10
0029521879     054.7     350,000     07.500      20010601    20310501    360       2,447.26      20010601       360     350,000.00
0029522950     058.8     500,000     07.500      20010501    20310401    360       3,496.08      20010501       359     499,628.92
0029523529     070.0     427,000     07.500      20010501    20310401    360       2,985.65      20010501       359     426,683.10
0029526670     076.0     418,000     07.250      20010501    20310401    360       2,851.50      20010501       359     417,673.92
0029527157     070.7     350,000     07.375      20010601    20310501    360       2,417.36      20010601       360     350,000.00
0029527280     080.0     432,000     07.375      20010501    20310401    360       2,983.72      20010601       359     431,671.28
0029527371     080.0     335,200     07.250      20010501    20310401    360       2,286.65      20010601       359     334,938.52
0029527587     080.0     480,000     07.375      20010501    20310401    360       3,315.25      20010501       359     479,634.75
0029527991     067.3     360,000     07.250      20010501    20310401    360       2,455.84      20010601       359     359,719.16
0029528593     074.9     425,000     07.250      20010501    20310401    360       2,899.25      20010501       359     424,668.46
0029528783     066.8     541,000     07.250      20010501    20310401    360       3,690.58      20010501       359     540,577.96
0029529278     080.0     348,000     07.500      20010501    20310401    360       2,433.27      20010501       359     347,741.73
0029529575     062.7     420,000     07.250      20010501    20310401    360       2,865.14      20010501       359     419,672.36
0029530037     080.0     380,000     07.375      20010501    20310401    360       2,624.57      20010501       359     379,710.85
0029530052     080.0     322,800     07.875      20010501    20310401    360       2,340.53      20010501       359     322,577.85
0029530060     033.3     900,000     07.375      20010501    20310401    360       6,216.08      20010501       359     899,315.17
0029530110     076.9     332,900     07.625      20010501    20310401    360       2,356.25      20010601       359     332,659.05
0029530177     071.8     351,950     07.125      20010501    20310401    360       2,371.15      20010501       359     351,668.55
0029530946     075.0     337,500     07.250      20010501    20310401    360       2,302.35      20010501       359     337,236.71
0029531324     069.6     400,000     07.500      20010501    20310401    360       2,796.86      20010501       359     399,703.14
0029531761     080.0     395,400     07.125      20010401    20310301    360       2,663.89      20010501       358     394,765.72
0029531878     080.0     440,000     07.250      20010501    20310401    360       3,001.58      20010601       359     439,456.75
0029532017     069.0     483,100     06.875      20010501    20310401    360       3,173.62      20010501       359     482,694.14
0029532397     090.0     346,050     07.250      20010501    20310401    360       2,360.68      20010501       359     345,780.04
0029533007     080.0     344,000     07.250      20010501    20310401    360       2,346.69      20010501       359     343,731.64
0029533569     076.0     494,000     07.000      20010501    20310401    360       3,286.60      20010601       359     493,578.81
0029536331     069.9     500,000     07.375      20010601    20310501    360       3,453.38      20010601       360     500,000.00
0029536646     080.0     320,800     07.250      20010501    20310401    360       2,188.43      20010501       359     320,549.74
0029537479     090.0     328,500     07.375      20010501    20310401    360       2,268.87      20010501       359     328,250.04
0029537909     080.0     503,900     07.375      20010501    20310401    360       3,480.32      20010601       359     503,516.57
0029538923     013.3     500,000     07.250      20010501    20310401    360       3,410.88      20010501       359     499,609.95
0029539517     063.0     425,000     07.250      20010501    20310401    360       2,899.25      20010701       359     392,680.48
0029540150     080.0     549,600     07.125      20010501    20310401    360       3,702.76      20010601       359     549,160.49
0029540770     080.0     333,600     07.375      20010601    20310501    360       2,304.09      20010601       360     333,600.00
0029541349     075.7     320,000     07.500      20010501    20310401    360       2,237.49      20010501       359     319,762.51
0029541828     078.0     301,200     07.125      20010501    20310401    360       2,029.24      20010501       359     300,959.14
0029543980     080.0     332,000     07.250      20010501    20310401    360       2,264.83      20010601       359     331,741.00
0029544780     080.0     330,000     07.375      20010501    20310401    360       2,279.23      20010601       359     329,748.89
0029544855     080.0     344,000     07.500      20010501    20310401    360       2,405.30      20010501       359     343,744.70
0029545001     080.0     432,000     07.250      20010501    20310401    360       2,947.00      20010501       359     431,663.00
0029545340     080.0     353,600     07.375      20010501    20310401    360       2,442.23      20010501       359     353,330.94
0029545746     080.0     398,100     07.375      20010401    20310301    360       2,749.58      20010501       358     397,474.82
0029545803     068.4     342,000     07.250      20010601    20310501    360       2,333.04      20010601       360     342,000.00
0029546587     075.0     356,250     07.375      20010601    20310501    360       2,460.54      20010601       360     356,250.00
0029547320     069.3     350,000     07.375      20010501    20310401    360       2,417.37      20010501       359     349,733.67
0029547726     080.0     444,720     07.125      20010501    20310401    360       2,996.16      20010501       359     444,364.37
0029548849     090.0     289,800     07.875      20010401    20310301    360       2,101.25      20010501       358     289,399.80
0029548880     080.0     348,000     07.625      20010501    20310401    360       2,463.12      20010601       359     347,748.13
0029549029     066.8     304,000     07.000      20010501    20310401    360       2,022.52      20010501       359     303,750.81
0029549235     079.6     480,200     08.000      20010501    20310401    360       3,523.54      20010501       359     479,877.79
0029549268     058.0     356,200     07.000      20010501    20310401    360       2,369.81      20010601       359     355,512.39
0029550787     061.0     500,000     07.500      20010401    20310301    360       3,496.08      20010501       358     499,255.52
0029550845     071.4     308,350     07.375      20010401    20310301    360       2,129.70      20010501       358     307,879.30
0029550878     089.9     386,570     07.375      20010401    20310301    360       2,669.95      20010501       358     385,979.88
0029550910     059.8     700,000     07.500      20010401    20310301    360       4,894.51      20010501       358     698,957.73
0029550969     080.0     332,000     07.625      20010401    20310301    360       2,349.88      20010501       358     331,517.88
0029551009     080.0     439,200     07.375      20010401    20310301    360       3,033.45      20010501       358     438,529.55
0029551058     089.9     400,000     07.625      20010401    20310301    360       2,831.18      20010501       358     399,419.14
0029551116     054.9     380,000     07.625      20010401    20310301    360       2,689.62      20010501       358     379,448.18
0029551165     089.0     324,800     07.500      20010401    20310301    360       2,271.05      20010501       358     324,316.39
0029551231     074.9     311,000     07.625      20010401    20310301    360       2,201.24      20010501       358     310,548.39
0029551272     080.0     459,200     07.500      20010501    20310401    360       3,210.79      20010601       359     458,670.00
0029551314     080.0     338,000     07.125      20010401    20310301    360       2,277.17      20010501       358     337,457.81
0029551801     066.4     355,000     07.625      20010501    20310401    360       2,512.67      20010501       359     354,743.06
0029552197     023.6     353,700     07.125      20010501    20310401    360       2,382.94      20010501       359     353,417.15
0029552973     070.5     324,450     07.250      20010501    20310401    360       2,213.32      20010501       359     324,196.90
0029553104     080.0     360,000     07.375      20010501    20310401    360       2,486.43      20010501       359     359,726.07
0029553450     065.0     380,000     07.250      20010501    20310401    360       2,592.27      20010501       359     379,703.56
0029553526     079.6     446,000     07.500      20010501    20310401    360       3,118.50      20010501       359     445,669.00
0029553567     060.0     600,000     07.375      20010501    20310401    360       4,144.06      20010501       359     599,543.44
0029555513     080.0     339,200     07.625      20010401    20310301    360       2,400.84      20010501       358     338,707.42
0029555661     080.0     344,000     07.500      20010401    20310301    360       2,405.30      20010501       358     343,487.80
0029555752     073.9     425,000     07.750      20010401    20310301    360       3,044.75      20010501       358     424,398.13
0029558038     061.5     320,000     07.250      20010501    20310401    360       2,182.96      20010601       359     319,750.37
0029558129     080.0     360,000     07.500      20010401    20310301    360       2,517.17      20010501       358     359,463.99
0029558202     080.0     592,000     07.250      20010401    20310301    360       4,038.48      20010501       358     590,960.86
0029558293     090.0     310,770     07.375      20010401    20310301    360       2,146.41      20010501       358     310,295.61
0029558541     090.0     474,300     07.875      20010501    20310401    360       3,439.00      20010501       359     473,973.59
0029558681     080.0     410,700     07.500      20010301    20310201    360       2,871.67      20010501       357     409,779.87
0029558764     056.3     400,000     07.750      20010401    20310301    360       2,865.65      20010501       358     398,910.76
0029558814     084.5     338,000     08.000      20010301    20310201    360       2,480.12      20010501       357     337,315.08
0029558848     080.0     608,000     07.750      20010401    20310301    360       4,355.79      20010501       358     607,138.99
0029558996     080.0     278,000     07.875      20010401    20310301    360       2,015.69      20010401       358     277,616.12
0029559051     080.0     336,800     07.375      20010401    20310301    360       2,326.19      20010501       358     336,285.88
0029559119     094.7     288,000     07.750      20010401    20310301    360       2,063.27      20010501       358     287,592.15
0029561347     080.0     304,000     07.250      20010501    20210401    240       2,402.74      20010601       239     303,433.93
0029562238     077.9     350,350     07.375      20010501    20310401    360       2,419.79      20010601       359     350,083.40
0029563335     080.0     388,000     07.250      20010501    20310401    360       2,646.84      20010501       359     387,697.33
0029564036     080.0     468,000     07.500      20010401    20310301    360       3,272.32      20010501       358     467,303.19
0029567898     095.0     280,136     07.375      20010501    20310401    360       1,934.83      20010501       359     279,922.84
0029569399     080.0     388,000     07.375      20010401    20310301    360       2,679.82      20010501       358     387,407.71
0029570744     080.0     372,000     07.750      20010301    20310201    360       2,665.06      20010501       357     371,207.22
0029571130     080.0     309,435     07.500      20010401    20310301    360       2,163.62      20010601       358     308,974.26
0029571148     078.7     393,700     07.375      20010401    20310301    360       2,719.19      20010501       358     393,099.00
0029571155     080.0     312,000     07.375      20010401    20310301    360       2,154.91      20010501       358     311,523.72
0029571163     090.0     324,713     07.625      20010401    20310301    360       2,298.30      20010501       358     324,241.47
0029571171     080.0     461,472     07.625      20010301    20310201    360       3,266.27      20010601       357     460,463.60
0029571189     075.6     340,000     07.625      20010301    20310201    360       2,406.50      20010501       357     339,212.98
0029571197     070.1     403,100     07.375      20010401    20310301    360       2,784.12      20010601       358     401,984.65
0029571205     080.0     388,000     07.625      20010301    20310201    360       2,746.24      20010501       357     387,152.17
0029571213     065.2     456,700     07.250      20010401    20310301    360       3,115.50      20010501       358     455,985.31
0029571221     080.0     408,000     07.500      20010401    20310301    360       2,852.80      20010501       358     407,392.51
0029571239     080.0     444,000     07.250      20010401    20310301    360       3,028.87      20010601       358     443,305.17
0029571247     065.9     392,000     07.500      20010401    20310301    360       2,740.93      20010601       358     391,416.32
0029571254     055.8     335,000     07.500      20010401    20310301    360       2,342.37      20010501       358     334,501.21
0029571262     066.7     400,000     07.625      20010401    20310301    360       2,831.18      20010501       358     399,419.14
0029571270     048.5     388,000     07.500      20010401    20310301    360       2,712.96      20010501       358     387,422.28
0029571288     062.7     445,000     07.625      20010401    20310301    360       3,149.69      20010501       358     444,068.08
0029571296     080.0     335,920     07.625      20010401    20310301    360       2,377.63      20010501       358     335,432.18
0029571304     080.0     327,240     07.250      20010301    20310201    360       2,232.36      20010501       357     326,469.51
0029571312     067.6     313,000     07.750      20010301    20310201    360       2,242.38      20010601       357     312,332.95
0029571320     072.6     500,000     07.125      20010401    20310301    360       3,368.60      20010601       358     499,197.93
0029571338     079.0     364,000     07.500      20010401    20310301    360       2,545.15      20010501       358     363,458.01
0029571346     064.1     452,250     07.375      20010401    20310301    360       3,123.58      20010501       358     451,559.63
0029571353     080.0     448,000     07.500      20010401    20310301    360       3,132.49      20010601       358     447,332.94
0029571361     041.1     650,000     07.125      20010401    20310301    360       4,379.18      20010501       358     648,957.31
0029571379     080.0     588,000     07.500      20010401    20310301    360       4,111.39      20010601       358     587,124.49
0029571429     080.0     544,000     07.625      20010301    20310201    360       3,850.40      20010601       357     542,811.28
0029571437     079.0     328,000     07.375      20010401    20310301    360       2,265.42      20010501       358     327,499.29
0029571445     087.8     288,000     08.000      20010201    20310101    360       2,113.25      20010501       356     287,219.23
0029571478     068.2     409,000     07.750      20010301    20310201    360       2,930.13      20010601       357     408,128.38
0029571494     075.8     320,399     08.000      20010201    20310101    360       2,350.97      20010501       356     319,530.43
0029571502     080.0     528,000     07.750      20010401    20310301    360       3,782.66      20010501       358     527,251.93
0029571544     072.8     367,500     07.750      20010401    20310301    360       2,632.82      20010601       358     366,979.56
0029571718     079.8     295,405     07.625      19991101    20291001    360       2,090.86      20010501       341     291,102.41
0029571734     062.2     342,000     07.750      20010301    20310201    360       2,450.13      20010501       357     341,271.17
0029571759     072.5     547,000     07.750      20010301    20310201    360       3,918.77      20010501       357     545,834.30
0029571767     080.0     360,000     07.500      20010101    20301201    360       2,517.18      20010501       355     358,647.30
0029571874     078.5     324,000     07.625      20010501    20310401    360       2,293.25      20010501       359     323,765.50
0029572054     062.1     500,000     08.000      20010201    20310101    360       3,668.82      20010501       356     498,644.55
0029572096     080.0     418,500     07.250      20010401    20310301    360       2,854.91      20010501       358     417,845.09
0029573920     080.0     432,000     07.125      20010501    20310401    360       2,910.47      20010501       359     431,654.53
0029573961     080.0     312,000     07.500      20010401    20310301    360       2,181.55      20010501       358     311,535.45
0029573987     080.0     444,000     07.500      20010401    20310301    360       3,104.52      20010501       358     443,338.90
0029575925     080.0     472,350     07.250      20010501    20310401    360       3,222.26      20010501       359     471,981.52
0029577152     075.4     358,500     07.500      20010501    20310401    360       2,506.69      20010501       359     358,233.94
0029577491     080.0     359,999     07.750      20010301    20310201    360       2,579.08      20010501       357     359,231.80
0029577558     074.1     318,582     08.250      20000101    20291201    360       2,393.41      20010501       343     313,924.94
0029577707     051.1     292,750     08.125      20010301    20310201    360       2,173.66      20010501       357     292,171.58
0029578176     055.1     430,000     07.625      20010401    20310301    360       3,043.51      20010501       358     429,375.57
0029578192     079.7     350,000     07.625      20010401    20310301    360       2,477.28      20010501       358     349,491.75
0029578655     080.0     580,000     07.500      20010401    20310301    360       4,055.44      20010501       358     579,136.42
0029578721     080.0     488,800     07.000      20010401    20310301    360       3,252.00      20010501       358     487,996.33
0029579422     048.3     303,800     08.125      20010401    20310301    360       2,255.71      20010501       358     303,401.19
0029580172     090.0     313,400     07.250      20010501    20310401    360       2,137.94      20010501       359     313,155.52
0029580453     080.0     355,200     07.500      20010401    20310301    360       2,483.61      20010601       358     354,671.12
0029580529     079.6     400,000     07.000      20010401    20310301    360       2,661.21      20010501       358     399,342.32
0029580586     073.0     555,000     07.750      20010401    20310301    360       3,976.09      20010501       358     554,214.05
0029580602     067.3     350,000     07.000      20010401    20310301    360       2,328.56      20010501       358     349,424.54
0029580644     076.5     650,000     07.500      20010401    20310301    360       4,544.89      20010501       358     649,032.19
0029580677     086.1     344,400     07.375      20010401    20310301    360       2,378.69      20010501       358     343,874.26
0029580693     080.0     410,000     07.500      20010401    20310301    360       2,866.78      20010501       358     409,389.54
0029580727     079.5     327,462     07.625      20010401    20310301    360       2,317.76      20010501       358     326,986.47
0029580776     069.9     366,945     07.500      20010401    20310301    360       2,565.74      20010501       358     366,398.63
0029580859     080.0     344,000     08.000      20010401    20310301    360       2,524.16      20010601       358     343,536.80
0029580925     080.0     339,900     07.500      20010401    20310301    360       2,376.64      20010501       358     339,393.90
0029580941     080.0     500,000     07.500      20010401    20310301    360       3,496.08      20010601       358     499,106.09
0029580982     080.0     415,200     07.125      20010401    20310301    360       2,797.28      20010601       358     414,533.97
0029581030     069.0     700,000     07.250      20010401    20310301    360       4,775.24      20010501       358     698,904.56
0029581089     080.0     588,000     07.375      20010401    20310301    360       4,061.17      20010501       358     587,102.41
0029582038     076.9     350,000     06.875      20010401    20310301    360       2,299.25      20010501       358     349,410.22
0029582301     087.7     300,000     07.375      20010401    20310301    360       2,072.03      20010601       358     299,542.04
0029582368     080.0     436,000     07.250      20010401    20310301    360       2,974.29      20010601       358     435,317.70
0029582392     090.0     289,700     07.875      20010401    20310301    360       2,100.53      20010501       358     289,299.95
0029582525     077.2     432,200     07.375      20010401    20310301    360       2,985.10      20010501       358     431,540.24
0029582582     058.7     308,300     07.500      20010401    20210301    240       2,483.64      20010501       238     307,182.99
0029582772     080.0     384,800     07.125      20010401    20310301    360       2,592.47      20010501       358     384,182.73
0029583168     070.1     281,050     07.500      20010401    20310301    360       1,965.15      20010501       358     280,631.52
0029583382     080.0     347,600     07.250      20010401    20310301    360       2,371.25      20010501       358     347,056.03
0029583473     080.0     355,200     07.125      20010401    20310301    360       2,393.05      20010501       358     354,630.21
0029583549     080.0     316,700     07.500      20010401    20310301    360       2,214.42      20010501       358     316,228.45
0029583606     068.4     389,650     07.250      20010401    20310301    360       2,658.10      20010501       358     389,040.24
0029583671     080.0     312,150     07.750      20010401    20310301    360       2,236.29      20010501       358     311,707.94
0029588019     080.0     278,200     08.125      20010501    20310401    360       2,065.63      20010501       359     278,018.02
0029589322     074.9     341,000     07.250      20010501    20310401    360       2,326.22      20010501       359     340,733.99
0029590106     062.0     397,500     07.375      20010501    20310401    360       2,745.43      20010501       359     397,197.54
0029591526     095.0     307,900     08.125      20001001    20300901    360       2,286.15      20010501       352     306,174.11
0029591542     056.3   1,000,000     08.500      20010201    20310101    360       7,689.13      20010501       356     997,550.91
0029591641     079.7     362,041     07.750      20010401    20310301    360       2,593.71      20010501       358     361,528.29
0029591682     079.8     518,400     07.750      20010401    20310301    360       3,713.89      20010601       358     517,665.86
0029591765     080.0     352,750     07.500      20010401    20310301    360       2,466.48      20010501       358     352,224.78
0029591880     075.0     330,000     07.375      20010401    20310301    360       2,279.23      20010501       358     329,496.25
0029591922     075.6     356,850     07.625      20010401    20310301    360       2,525.77      20010501       358     356,331.78
0029592128     067.8     882,000     07.000      20010401    20310301    360       5,867.97      20010501       358     880,549.84
0029592235     059.5     440,000     08.375      20001201    20301101    360       3,344.32      20010601       354     438,330.18
0029593027     062.5     350,000     07.750      20010401    20310301    360       2,507.45      20010501       358     349,504.34
0029593167     077.8     432,000     07.375      20010401    20310301    360       2,983.72      20010501       358     431,340.54
0029593225     080.0     364,700     06.750      20010401    20310301    360       2,365.44      20010501       358     364,070.23
0029593241     080.0     440,000     07.675      20010401    20310301    360       3,129.45      20010501       358     439,364.21
0029593308     083.8     309,940     07.625      20010401    20310301    360       2,193.74      20010601       358     309,489.92
0029593456     045.2     500,000     07.625      20010401    20310301    360       3,538.97      20010501       358     499,273.92
0029593480     080.0     333,350     07.875      20010401    20310301    360       2,417.02      20010501       358     332,889.67
0029593548     080.0     304,000     07.250      20010401    20310301    360       2,073.82      20010501       358     303,419.95
0029597259     058.9     368,000     06.875      20010501    20310401    360       2,417.50      20010501       359     367,690.83
0029600939     080.0     281,450     07.625      20010401    20310301    360       1,992.09      20010601       358     281,041.29
0029601135     080.0     322,550     07.250      20010601    20310501    360       2,200.36      20010601       360     322,550.00
0029603362     087.8     292,000     07.250      20010401    20310301    360       1,991.96      20010501       358     291,543.04
0029621851     049.9     388,000     07.500      20010501    20310401    360       2,712.95      20010501       359     387,712.05
0029632528     080.0     290,650     08.625      20000801    20300701    360       2,260.65      20010601       350     288,877.38
0029634557     065.0     650,000     08.250      20010401    20310301    360       4,883.23      20010601       358     649,168.17
0029634730     079.9     315,500     07.875      20010501    20310401    360       2,287.59      20010601       359     315,282.87
0029638392     080.0     323,400     07.375      20010501    20310401    360       2,233.65      20010501       359     323,153.91
0029641461     074.5     350,000     07.750      20010501    20310401    360       2,507.44      20010501       359     349,752.98
0029646965     080.0     300,000     07.625      20010501    20310401    360       2,123.38      20010501       359     299,782.87
0029661717     089.5     280,000     07.625      20010501    20310401    360       1,981.83      20010601       359     279,797.34
0029673092     080.0     298,200     06.750      20010501    20310401    360       1,934.12      20010601       359     297,943.26
0099000960     080.0     411,550     07.625      20010401    20310301    360       2,912.93      20010501       358     410,952.37
0099001257     078.9     485,000     07.250      20010501    20310401    360       3,308.56      20010501       359     484,621.65
0099001372     075.0     470,350     07.125      20010501    20310401    360       3,168.84      20010601       359     469,973.86
0099002453     080.0     315,618     07.625      20010401    20310301    360       2,233.92      20010501       358     315,159.69
0099002750     074.3     470,900     07.625      20010401    20310301    360       3,333.00      20010501       358     470,115.55
0099003170     085.0     415,650     07.500      20010501    20310401    360       2,906.29      20010501       359     415,341.52
0099003956     026.2     341,000     06.875      20010501    20310401    360       2,240.13      20010601       359     340,713.52
0099004095     076.4     324,500     07.375      20010501    20310401    360       2,241.24      20010501       359     324,253.08
0099005613     080.0     619,550     07.250      20010301    20310201    360       4,226.42      20010501       357     618,091.29
0099005928     077.7     400,000     08.000      20010501    20310401    360       2,935.06      20010501       359     399,731.61
0099006942     080.0     356,000     07.250      20010501    20310401    360       2,428.55      20010501       359     355,722.28
0099007148     080.0     471,900     07.000      20010401    20310301    360       3,139.56      20010501       358     471,124.11
0099007437     064.6     420,000     07.375      20010501    20310401    360       2,900.84      20010501       359     419,680.41
0099007569     079.6     513,100     07.500      20010501    20310401    360       3,587.67      20010601       359     512,719.21
0099007619     076.7     448,500     07.375      20010501    20310401    360       3,097.68      20010501       359     448,158.73
0099007825     079.7     378,500     07.625      20010501    20310401    360       2,679.00      20010501       359     378,226.05
0099007858     080.0     334,600     07.500      20010401    20310301    360       2,339.57      20010501       358     334,101.81
0099008526     068.3     570,000     07.250      20010501    20310401    360       3,888.41      20010501       359     569,555.34
0099008781     080.0     452,000     07.500      20010501    20310401    360       3,160.45      20010501       359     451,664.55
0099009284     075.0     390,000     07.375      20010501    20310401    360       2,693.64      20010501       359     389,703.24
0099009540     080.0     372,000     07.375      20010501    20310401    360       2,569.32      20010501       359     371,716.93
0099010381     080.0     318,900     07.625      20010501    20310401    360       2,257.15      20010501       359     318,669.19
0099010530     070.3     450,000     06.875      20010501    20310401    360       2,956.18      20010501       359     449,621.95
0099010555     075.9     531,000     06.875      20010501    20310401    360       3,488.29      20010501       359     530,553.90
0099010589     041.4     600,000     07.125      20010501    20310401    360       4,042.31      20010501       359     599,520.19
0099010605     056.9     344,000     07.500      20010501    20310401    360       2,405.30      20010501       359     343,744.70
0099010837     069.2     405,000     07.625      20010501    20310401    360       2,866.56      20010501       359     404,706.88
0099011371     080.0     312,000     07.250      20010501    20310401    360       2,128.39      20010601       359     311,756.57
0099012247     090.0     360,900     07.250      20010401    20310301    360       2,461.97      20010601       358     360,335.23
0099014003     063.8     300,000     07.375      20010501    20310401    360       2,072.03      20010501       359     299,771.72
0099014086     056.3     366,000     06.875      20010501    20310401    360       2,404.36      20010601       359     365,692.52
0099014383     075.0     375,000     07.250      20010501    20310401    360       2,558.17      20010501       359     374,707.46
0099014508     080.0     398,000     07.250      20010501    20310401    360       2,715.06      20010501       359     397,689.52
0099014805     062.1     360,000     07.375      20010501    20310401    360       2,486.43      20010501       359     359,726.07
0099015729     065.0     325,000     07.250      20010501    20310401    360       2,217.07      20010501       359     324,746.47
0099015778     068.3     393,000     07.375      20010501    20310401    360       2,714.36      20010501       359     392,700.95
0099016271     059.6     292,000     07.250      20010501    20310401    360       1,991.95      20010501       359     291,772.22
0099016297     057.4     350,000     07.000      20010501    20310401    360       2,328.56      20010501       359     349,713.11
0099016461     080.0     330,730     07.000      20010501    20310401    360       2,200.35      20010501       359     330,458.91
0099017337     056.0     420,000     06.875      20010501    20310401    360       2,759.10      20010501       359     419,647.15
0099018392     053.3     331,000     07.500      20010401    20310301    360       2,314.40      20010501       358     330,507.17
0099018574     063.7     500,000     07.000      20010401    20310301    360       3,326.52      20010501       358     498,674.99
0099018947     080.0     319,900     07.375      20010501    20310401    360       2,209.47      20010501       359     319,656.58
0099018954     079.8     311,200     07.250      20010501    20310401    360       2,122.93      20010501       359     310,957.24
0099019002     080.0     464,900     07.250      20010501    20310401    360       3,171.44      20010501       359     464,537.33
0099019952     060.6     330,000     06.875      20010501    20310401    360       2,167.87      20010501       359     329,722.76
0099019960     074.3     310,000     07.000      20010501    20310401    360       2,062.44      20010501       359     309,745.89
0099020224     070.0     455,000     07.625      20010401    20310301    360       3,220.47      20010501       358     454,339.26
0099020612     075.0     352,500     07.125      20010501    20310401    360       2,374.86      20010501       359     352,218.11
0099020646     075.4     339,500     06.875      20010501    20310401    360       2,230.27      20010501       359     339,214.78
0099020927     030.6     400,000     06.750      20010501    20310401    360       2,594.39      20010501       359     399,655.61
0099020935     067.3     405,000     06.875      20010501    20310401    360       2,660.56      20010501       359     404,659.75
0099021321     051.5     386,500     07.375      20010501    20310401    360       2,669.46      20010501       359     386,205.91
0099021693     084.9     293,000     07.375      20010501    20310401    360       2,023.68      20010501       359     292,777.05
0099021701     095.0     292,502     07.500      20010401    20310301    360       2,045.22      20010501       358     292,066.48
0099025256     076.8     381,400     07.250      20010501    20310401    360       2,601.83      20010501       359     381,102.46
0099028540     068.7     432,500     07.375      20010501    20310401    360       2,987.17      20010501       359     432,170.90
0099029001     078.7     295,000     07.250      20010401    20310301    360       2,012.42      20010501       358     294,538.34
0099032690     041.7     500,000     06.875      20010501    20310401    360       3,284.64      20010501       359     499,579.94
0099033532     063.8     300,000     06.875      20010501    20310401    360       1,970.79      20010501       359     299,747.96
0099033540     066.2     510,000     07.000      20010501    20310401    360       3,393.04      20010501       359     509,581.96
0099034415     087.8     338,000     07.500      20010501    20310401    360       2,363.35      20010501       359     337,749.15
6002719539     073.8     985,000     07.500      20010501    20310401    360       6,887.27      20010501       359     984,268.98
6004085574     042.9     300,000     07.250      20010501    20310401    360       2,046.53      20010501       359     299,765.97
6005286262     080.0     375,200     07.000      20010601    20310501    360       2,496.22      20010601       360     375,200.00
6005495194     080.0     379,200     07.250      20010501    20310401    360       2,586.82      20010501       359     378,904.18
6005866253     059.1     650,000     06.875      20010501    20310401    360       4,270.04      20010501       359     649,453.92
6007009266     080.0     312,000     07.000      20010601    20310501    360       2,075.75      20010601       360     312,000.00
6007960146     075.0     420,000     07.250      20010501    20310401    360       2,865.15      20010501       359     419,672.35
6008364504     080.0     400,000     07.125      20010601    20310501    360       2,694.88      20010601       360     400,000.00
6010195037     043.9     527,000     07.125      20010501    20310401    360       3,550.50      20010501       359     526,578.56
6012517626     075.0     300,000     07.250      20010501    20310401    360       2,046.53      20010501       359     299,765.97
6013466807     082.3     325,000     07.000      20010501    20310401    360       2,162.24      20010501       359     324,733.59
6014867755     080.0     325,600     07.375      20010601    20310501    360       2,248.84      20010601       360     325,600.00
6017837953     080.0     420,000     07.625      20010601    20310501    360       2,972.74      20010601       360     420,000.00
6018216231     071.5     321,900     07.375      20010501    20310401    360       2,223.29      20010501       359     321,655.05
6018606977     072.2     467,000     07.250      20010501    20310401    360       3,185.77      20010501       359     466,635.69
6018978574     071.8     470,000     07.500      20010601    20310501    360       3,286.31      20010601       360     470,000.00
6019194874     080.0     322,000     07.625      20010601    20310501    360       2,279.10      20010601       360     322,000.00
6021547895     066.4     532,000     07.125      20010501    20310401    360       3,584.19      20010501       359     531,574.56
6021922254     074.3     390,000     07.625      20010601    20310501    360       2,760.40      20010601       360     390,000.00
6022170713     080.0     520,000     07.375      20010601    20310501    360       3,591.52      20010601       360     520,000.00
6026569209     080.0     568,000     07.250      20010501    20310401    360       3,874.77      20010501       359     567,556.90
6026961778     053.2     343,000     07.125      20010601    20310501    360       2,310.86      20010601       360     343,000.00
6029501407     071.9     300,000     07.000      20010501    20310401    360       1,995.91      20010501       359     299,754.09
6029696645     078.2     422,069     06.875      20010501    20310401    360       2,772.70      20010501       359     421,714.40
6030676362     074.3     408,800     07.375      20010501    20310401    360       2,823.49      20010501       359     408,488.93
6032169374     057.6     360,000     07.500      20010501    20310401    360       2,517.18      20010501       359     359,732.82
6034508991     073.6     515,000     07.500      20010601    20310501    360       3,600.96      20010601       360     515,000.00
6035114237     075.8     553,000     07.250      20010501    20310401    360       3,772.44      20010501       359     552,568.60
6036166665     056.9     796,000     07.125      20010601    20310501    360       5,362.80      20010601       360     796,000.00
6039053894     076.5     650,000     07.000      20010501    20310401    360       4,324.47      20010501       359     649,467.20
6039379505     080.0     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
6042723913     045.0   1,000,000     07.125      20010601    20310501    360       6,737.19      20010601       360   1,000,000.00
6044291943     062.7     370,000     07.500      20010501    20310401    360       2,587.10      20010501       359     369,725.40
6044381991     079.1     388,300     07.250      20010601    20310501    360       2,648.90      20010601       360     388,300.00
6044930623     080.0     316,000     07.250      20010501    20310401    360       2,155.68      20010601       359     315,753.49
6046034143     080.0     356,000     07.125      20010601    20310501    360       2,398.44      20010601       360     356,000.00
6047915779     059.8     380,000     07.375      20010501    20310401    360       2,624.57      20010501       359     379,710.85
6049162438     080.0     560,000     07.000      20010601    20310501    360       3,725.70      20010601       360     560,000.00
6049212472     052.8     312,000     07.000      20010501    20310401    360       2,075.75      20010501       359     311,744.25
6049440644     052.0     650,000     07.375      20010501    20310401    360       4,489.39      20010601       359     649,505.40
6050249991     080.0     533,200     07.375      20010501    20310401    360       3,682.69      20010501       359     532,794.27
6050293494     078.3     379,120     07.000      20010601    20310501    360       2,522.30      20010601       360     379,120.00
6050683975     070.8     650,000     07.125      20010501    20310401    360       4,379.18      20010501       359     649,480.20
6052106272     080.0     424,514     07.125      20010501    20310401    360       2,860.03      20010501       359     424,174.52
6052170120     058.8     462,000     07.000      20010501    20310401    360       3,073.70      20010501       359     461,621.30
6053060262     080.0     427,200     07.500      20010501    20310401    360       2,987.05      20010501       359     426,882.95
6055447947     054.1     420,000     07.375      20010501    20310401    360       2,900.84      20010501       359     419,680.41
6056283366     078.4     804,000     07.750      20010501    20310401    360       5,759.96      20010501       359     803,432.54
6059971165     024.1     760,000     07.250      20010501    20310401    360       5,184.54      20010601       359     759,407.13
6061239288     068.3     440,000     07.625      20010501    20310401    360       3,114.30      20010501       359     439,681.53
6061910037     077.0     373,500     06.875      20010601    20310501    360       2,453.63      20010601       360     373,500.00
6064295030     080.0     528,000     07.500      20010501    20310401    360       3,691.86      20010501       359     527,608.14
6064626556     069.3     302,900     07.500      20010501    20310401    360       2,117.93      20010601       359     302,675.20
6065150853     060.0     390,000     07.250      20010501    20310401    360       2,660.49      20010501       359     389,695.76
6066378701     072.9     500,000     06.375      20010501    20310401    360       3,119.35      20010501       359     499,536.90
6070179368     079.5     400,000     07.500      20010601    20310501    360       2,796.86      20010601       360     400,000.00
6070817264     080.0     295,100     07.375      20010501    20310401    360       2,038.19      20010501       359     294,875.45
6072336180     080.0     559,200     07.250      20010501    20310401    360       3,814.73      20010501       359     558,763.77
6073640150     080.0     286,000     07.500      20010501    20310401    360       1,999.76      20010501       359     285,787.74
6073810282     080.0     339,960     07.250      20010501    20310401    360       2,319.13      20010501       359     339,694.80
6073834100     068.9     365,000     07.375      20010601    20310501    360       2,520.97      20010601       360     365,000.00
6077000286     069.8     369,000     06.750      20010601    20310501    360       2,393.33      20010601       360     369,000.00
6077452545     069.7     352,000     07.250      20010501    20310401    360       2,401.27      20010501       359     351,725.40
6077628037     034.3     360,000     07.625      20010601    20310501    360       2,548.06      20010601       360     360,000.00
6078464838     080.0     287,920     07.000      20010601    20310501    360       1,915.54      20010601       360     287,920.00
6080942060     084.7     293,000     07.625      20010501    20310401    360       2,073.84      20010501       359     292,787.93
6084018628     070.0     455,000     07.500      20010501    20310401    360       3,181.43      20010501       359     454,662.32
6089268186     067.1     520,000     07.250      20010501    20310401    360       3,547.32      20010501       359     519,594.35
6090151512     062.3     480,000     07.000      20010501    20310401    360       3,193.46      20010501       359     479,606.54
6091665437     090.0     427,500     07.375      20010501    20310401    360       2,952.64      20010501       359     427,174.70
6094685176     069.0     400,000     07.375      20010501    20310401    360       2,762.71      20010501       359     399,695.62
6094852271     049.7     395,000     07.250      20010501    20310401    360       2,694.60      20010501       359     394,691.86
6095538358     067.2     420,000     07.250      20010501    20310401    360       2,865.15      20010501       359     419,672.35
6098600072     064.5     309,500     07.750      20010501    20310401    360       2,217.30      20010601       359     309,281.55
6098821504     074.9     287,500     07.500      20010601    20310501    360       2,010.25      20010601       360     287,500.00
6098966747     066.7     312,000     07.125      20010501    20310401    360       2,102.01      20010501       359     311,750.49
6100289773     080.0     644,000     07.500      20010501    20310401    360       4,502.95      20010501       359     643,522.05
6100562757     080.0     362,400     07.250      20010501    20310401    360       2,472.21      20010501       359     362,117.29
6103563638     070.0     339,450     07.250      20010501    20310401    360       2,315.65      20010501       359     339,185.19
6103576853     071.7     520,000     07.625      20010501    20310401    360       3,680.53      20010601       359     519,623.64
6103763220     066.7     650,000     07.375      20010501    20310401    360       4,489.39      20010501       359     649,505.40
6109105210     079.5     310,000     07.000      20010501    20310401    360       2,062.44      20010501       359     309,745.89
6109906104     040.7     350,000     07.250      20010601    20310501    360       2,387.62      20010601       360     350,000.00
6114638775     057.7     403,920     07.750      20010601    20310501    360       2,893.74      20010601       360     403,920.00
6116870848     057.2     389,000     07.625      20010501    20310401    360       2,753.32      20010501       359     388,718.45
6117028875     070.0     336,000     07.625      20010501    20310401    360       2,378.19      20010501       359     335,756.81
6117247186     075.2     338,472     07.125      20010501    20310401    360       2,280.35      20010501       359     338,201.33
6118121505     080.0     315,920     07.125      20010501    20310401    360       2,128.42      20010501       359     315,667.36
6118586723     074.4     378,000     07.000      20010601    20310501    360       2,514.85      20010601       360     378,000.00
6119754528     051.3     405,000     07.375      20010501    20310401    360       2,797.24      20010501       359     404,691.82
6122545848     061.7     389,000     07.000      20010501    20310401    360       2,588.03      20010501       359     388,681.14
6126798567     050.0     368,750     07.000      20010501    20310401    360       2,453.31      20010501       359     368,447.73
6127395215     095.0     280,250     07.750      20010501    20310401    360       2,007.75      20010501       359     280,052.20
6128006225     062.5     999,999     07.500      20010501    20310401    360       6,992.14      20010501       359     999,256.85
6130357160     080.0     420,000     07.500      20010501    20310401    360       2,936.71      20010501       359     419,688.29
6130595926     053.3     400,000     07.625      20010601    20210501    240       3,253.02      20010601       240     400,000.00
6130830786     080.0     342,854     07.125      20010501    20310401    360       2,309.88      20010501       359     342,579.82
6133351665     070.0     472,500     07.500      20010601    20310501    360       3,303.79      20010601       360     472,500.00
6135807896     080.0     392,800     07.125      20010501    20310401    360       2,646.37      20010501       359     392,485.88
6137130180     080.0     331,200     07.250      20010501    20310401    360       2,259.37      20010501       359     330,941.63
6138630527     061.3     515,000     07.500      20010601    20310501    360       3,600.96      20010601       360     515,000.00
6139791641     041.6     360,000     07.875      20010501    20310401    360       2,610.25      20010501       359     359,752.25
6142420840     067.2     544,500     07.250      20010601    20310501    360       3,714.45      20010601       360     544,500.00
6145612922     047.3     690,000     07.125      20010501    20310401    360       4,648.66      20010501       359     689,448.22
6149137074     080.0     448,000     07.000      20010601    20310501    360       2,980.56      20010601       360     448,000.00
6149216480     080.0     488,000     07.125      20010501    20310401    360       3,287.75      20010501       359     487,609.75
6151517890     080.0     308,000     07.250      20010601    20310501    360       2,101.11      20010601       360     308,000.00
6154064239     077.3     317,000     07.500      20010501    20310401    360       2,216.52      20010501       359     316,764.73
6155487454     080.0     366,780     07.500      20010601    20310501    360       2,564.58      20010601       360     366,780.00
6161309080     080.0     340,000     07.000      20010501    20310401    360       2,262.03      20010501       359     339,721.30
6163032748     075.0     341,250     07.000      20010501    20310401    360       2,270.35      20010501       359     340,970.28
6163850610     080.0     472,000     07.375      20010601    20310501    360       3,259.99      20010601       360     472,000.00
6164070572     078.3     391,500     07.000      20010501    20310401    360       2,604.66      20010501       359     389,681.31
6164381144     080.0     342,000     07.000      20010601    20310501    360       2,275.34      20010601       360     342,000.00
6166593522     080.0     327,900     07.250      20010501    20310401    360       2,236.86      20010501       359     327,644.20
6167292132     074.6     373,000     07.250      20010501    20310401    360       2,544.52      20010501       359     372,709.02
6169776587     080.0     388,000     07.500      20010501    20310401    360       2,712.96      20010501       359     387,712.04
6170139973     060.6     385,000     07.000      20010501    20310401    360       2,561.42      20010501       359     384,684.41
6170258229     073.5     430,000     07.625      20010601    20310501    360       3,043.52      20010601       360     430,000.00
6171261768     070.0     332,500     07.375      20010501    20310401    360       2,296.50      20010501       359     332,246.99
6172850759     077.2     362,700     07.375      20010501    20310401    360       2,505.08      20010501       359     362,424.01
6172914910     080.0     420,000     07.000      20010501    20310401    360       2,794.28      20010501       359     419,655.72
6172935824     067.2     390,000     07.250      20010501    20310401    360       2,660.49      20010501       359     389,695.76
6173652238     064.7     495,000     07.250      20010501    20310401    360       3,376.78      20010501       359     494,613.85
6175744116     080.0     394,000     07.375      20010601    20310501    360       2,721.27      20010601       360     394,000.00
6177538888     070.7     498,500     07.500      20010601    20310501    360       3,485.59      20010601       360     498,500.00
6180630516     073.4     650,000     07.375      20010501    20310401    360       4,489.39      20010501       359     649,505.40
6181107209     064.9     340,000     07.750      20010501    20310401    360       2,435.81      20010501       359     339,760.02
6182591898     070.0     525,000     07.250      20010501    20310401    360       3,581.43      20010501       359     524,590.45
6182987724     068.7     357,000     07.375      20010501    20310401    360       2,465.72      20010501       359     356,728.34
6185735690     073.1     950,000     07.500      20010401    20310301    360       6,642.54      20010501       358     948,585.51
6187659096     089.8     395,000     07.000      20010501    20310401    360       2,627.95      20010501       359     394,676.22
6191343562     070.0     458,500     07.500      20010501    20310401    360       3,205.90      20010501       359     458,159.73
6192113857     038.6     425,000     07.250      20010501    20310401    360       2,899.25      20010501       359     424,668.46
6192219704     075.0     337,500     07.500      20010501    20310401    360       2,359.85      20010501       359     337,249.53
6192863725     061.1     400,000     07.500      20010501    20310401    360       2,796.86      20010501       359     399,703.14
6193395008     075.0     292,000     07.375      20010501    20310401    360       2,016.78      20010501       359     291,777.80
6193550784     080.0     308,400     07.000      20010501    20310401    360       2,051.80      20010501       359     308,147.20
6199168870     072.2     328,500     07.000      20010501    20310401    360       2,185.52      20010501       359     328,230.73
6200048665     080.0     333,600     07.125      20010501    20310401    360       2,247.53      20010501       359     333,333.22
6200529417     080.0     372,000     07.250      20010601    20310501    360       2,537.70      20010601       360     372,000.00
6200571781     034.6     415,000     07.000      20010601    20310501    360       2,761.01      20010601       360     415,000.00
6200940903     080.0     399,200     07.375      20010501    20310401    360       2,757.18      20010501       359     398,896.24
6201009385     080.0     453,600     08.125      20010501    20310401    360       3,367.97      20010501       359     453,303.28
6202383409     071.2     338,000     07.375      20010501    20310401    360       2,334.49      20010501       359     337,742.80
6202412315     078.2     359,000     07.500      20010501    20310401    360       2,510.19      20010501       359     358,733.56
6203822595     080.0     340,800     07.500      20010501    20310401    360       2,382.93      20010501       359     340,547.07
6204509399     080.0     344,000     07.125      20010601    20310501    360       2,317.60      20010601       360     344,000.00
6204937905     057.9     350,000     07.000      20010601    20310501    360       2,328.56      20010601       360     350,000.00
6205527028     047.5     570,000     07.000      20010501    20310401    360       3,792.23      20010501       359     569,532.77
6206441765     044.8     345,000     07.000      20010501    20310401    360       2,295.30      20010501       359     344,717.20
6208545175     095.0     283,100     07.375      20010501    20310401    360       1,955.31      20010501       359     282,884.58
6209693677     052.6     429,000     07.375      20010501    20310401    360       2,963.00      20010501       359     428,673.56
6209956314     080.0     648,000     07.000      20010601    20310501    360       4,311.17      20010601       360     648,000.00
6211288730     080.0     430,000     06.750      20010601    20310501    360       2,788.98      20010601       360     430,000.00
6212846460     032.6     450,000     07.000      20010501    20310401    360       2,993.87      20010501       359     449,631.13
6213349902     080.0     365,600     07.000      20010601    20310501    360       2,432.35      20010601       360     365,600.00
6213432609     070.0     385,000     07.375      20010501    20310401    360       2,659.10      20010601       359     384,707.05
6214406537     076.0     460,000     07.250      20010601    20310501    360       3,138.02      20010601       360     460,000.00
6215712222     080.0     472,000     07.000      20010601    20310501    360       3,140.23      20010601       360     472,000.00
6218446463     080.0     300,800     07.375      20010501    20310401    360       2,077.56      20010501       359     300,571.11
6219905384     080.0     328,000     07.500      20010501    20310401    360       2,293.43      20010501       359     325,866.78
6221168203     080.0     346,400     07.250      20010501    20310401    360       2,363.06      20010501       359     346,129.77
6223411858     080.0     539,100     07.125      20010601    20310501    360       3,632.02      20010601       360     539,100.00
6224251717     053.7     461,500     07.500      20010501    20310401    360       3,226.88      20010501       359     461,157.50
6226073317     079.0     517,450     07.000      20010601    20310501    360       3,442.61      20010601       360     517,450.00
6228130701     080.0     336,000     07.250      20010601    20310501    360       2,292.12      20010601       360     336,000.00
6228275944     080.0     360,000     07.125      20010501    20310401    360       2,425.39      20010501       359     359,712.11
6228625478     047.7     357,665     07.625      20010501    20310401    360       2,531.54      20010501       359     357,406.12
6229628182     080.0     324,000     07.375      20010501    20310401    360       2,237.79      20010501       359     323,753.46
6229734378     080.0     560,000     07.500      20010501    20310401    360       3,915.61      20010501       359     559,584.39
6232306628     075.0     696,600     07.250      20010601    20310501    360       4,752.05      20010601       360     696,600.00
6232948650     070.1     340,000     07.250      20010501    20310401    360       2,319.40      20010601       359     339,734.77
6234746052     080.0     393,600     07.250      20010501    20310401    360       2,685.05      20010501       359     393,292.95
6237144610     035.5     355,000     07.000      20010501    20310401    360       2,361.83      20010501       359     354,709.00
6239344986     080.0     540,000     07.375      20010601    20310501    360       3,729.65      20010601       360     540,000.00
6239691949     086.1     288,500     07.750      20010601    20310501    360       2,066.85      20010601       360     288,500.00
6242117445     080.0     308,000     07.000      20010501    20310401    360       2,049.14      20010501       359     307,747.53
6244109036     074.5     328,000     07.250      20010501    20310401    360       2,237.54      20010501       359     327,744.13
6244815228     079.3     440,000     07.125      20010501    20310401    360       2,964.37      20010501       359     439,648.13
6245579930     066.7     300,000     07.375      20010501    20310401    360       2,072.03      20010501       359     299,771.72
6245879751     080.0     714,400     07.500      20010601    20310501    360       4,995.19      20010601       360     714,400.00
6247296608     075.0     314,193     07.625      20010501    20310401    360       2,223.84      20010501       359     313,965.59
6247958686     062.5     352,900     07.000      20010601    20310501    360       2,347.86      20010601       360     352,900.00
6251032741     080.0     600,000     07.625      20010501    20310401    360       4,246.77      20010501       359     599,565.73
6251677693     080.0     386,800     07.000      20010501    20310401    360       2,573.40      20010501       359     386,482.93
6252187650     080.0     518,400     07.500      20010501    20310401    360       3,624.73      20010501       359     518,015.27
6252389363     052.0     650,000     07.750      20010501    20310401    360       4,656.68      20010501       359     649,541.24
6254148098     074.5     410,000     06.750      20010601    20310501    360       2,659.26      20010601       360     410,000.00
6255406164     049.0     303,500     07.500      20010501    20310401    360       2,122.12      20010601       359     303,274.76
6256332625     079.5     307,850     07.625      20010501    20310401    360       2,178.95      20010501       359     307,627.18
6257116886     076.1     411,000     07.250      20010501    20310401    360       2,803.75      20010501       359     410,679.38
6259715800     080.0     500,000     07.375      20010601    20310501    360       3,453.38      20010601       360     500,000.00
6263459775     080.0     314,000     07.625      20010501    20310401    360       2,222.48      20010501       359     313,772.73
6264289486     038.8     378,000     07.375      20010501    20310401    360       2,610.76      20010501       359     377,712.37
6264429223     051.0     625,000     07.375      20010501    20310401    360       4,316.72      20010501       359     624,524.43
6265106580     080.0     594,800     07.125      20010501    20310401    360       4,007.28      20010601       359     594,324.35
6266134110     080.0     548,000     07.250      20010501    20310401    360       3,738.33      20010501       359     547,572.50
6271222967     079.2     420,000     07.000      20010501    20310401    360       2,794.28      20010501       359     419,655.72
6271833136     058.8     500,000     07.125      20010601    20310501    360       3,368.60      20010601       360     500,000.00
6272128395     080.0     360,800     07.125      20010501    20310401    360       2,430.78      20010501       359     360,511.47
6272357770     080.0     323,200     07.500      20010501    20310401    360       2,259.87      20010501       359     322,960.13
6273857349     045.7     400,000     07.125      20010601    20310501    360       2,694.88      20010601       360     400,000.00
6274158234     073.2     516,000     07.625      20010501    20310401    360       3,652.22      20010501       359     515,626.53
6276409445     058.1     450,000     07.000      20010501    20310401    360       2,993.87      20010501       359     449,631.13
6276921563     080.0     308,000     07.375      20010501    20310401    360       2,127.28      20010501       359     307,765.64
6278328429     080.0     353,200     07.125      20010501    20310401    360       2,379.58      20010501       359     352,917.55
6279124850     050.0   1,000,000     07.125      20010501    20310401    360       6,737.19      20010501       359     999,200.31
6279842667     080.0     442,400     07.500      20010501    20310401    360       3,093.33      20010501       359     442,071.67
6280548030     075.1     383,000     07.375      20010501    20310401    360       2,645.29      20010501       359     382,708.56
6283847439     052.8     650,000     07.125      20010501    20310401    360       4,379.18      20010501       359     649,480.20
6284003495     079.3     650,000     07.000      20010501    20310401    360       4,324.47      20010501       359     649,467.20
6284145098     074.5     410,000     07.375      20010601    20310501    360       2,831.77      20010601       360     410,000.00
6285155203     027.1     650,000     07.375      20010601    20310501    360       4,489.39      20010601       360     650,000.00
6287243692     041.2     400,000     07.625      20010501    20310401    360       2,831.18      20010501       359     399,710.49
6288072322     080.0     404,000     07.000      20010501    20310401    360       2,687.83      20010501       359     403,668.84
6289658012     062.6     650,000     07.250      20010501    20310401    360       4,434.15      20010501       359     649,492.93
6290341624     080.0     352,000     07.625      20010501    20310401    360       2,491.44      20010501       359     351,745.23
6293261910     070.0     357,000     07.000      20010601    20310501    360       2,375.13      20010601       360     357,000.00
6293654916     079.0     328,000     07.375      20010501    20310401    360       2,265.42      20010501       359     327,750.41
6293914229     080.0     340,000     07.125      20010601    20310501    360       2,290.65      20010601       360     340,000.00
6293932700     079.2     281,000     07.250      20010501    20310401    360       1,916.92      20010501       359     280,780.79
6294660169     080.0     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
6294705592     079.7     287,000     07.250      20010501    20310401    360       1,957.85      20010501       359     286,776.11
6294842742     039.4     380,000     07.125      20010601    20310501    360       2,560.14      20010601       360     380,000.00
6295159864     047.8     289,000     07.375      20010501    20310401    360       1,996.06      20010501       359     288,780.09
6295547910     075.9     315,500     07.000      20010601    20310501    360       2,099.03      20010601       360     315,500.00
6296230235     071.0     380,000     07.500      20010501    20310401    360       2,657.02      20010501       359     379,717.98
6297100395     055.9     309,500     07.250      20010601    20310501    360       2,111.34      20010601       360     309,500.00
6301868631     080.0     420,000     07.250      20010501    20310401    360       2,865.15      20010501       359     419,672.35
6302416976     075.0     314,500     07.125      20010601    20310501    360       2,118.85      20010601       360     314,500.00
6306233070     080.0     472,000     07.500      20010501    20310401    360       3,300.30      20010501       359     471,649.70
6306697365     080.0     332,000     07.250      20010501    20310401    360       2,264.83      20010501       359     331,741.00
6307264751     072.5     304,400     07.375      20010501    20310401    360       2,102.42      20010501       359     304,168.37
6318517460     080.0     376,000     07.250      20010501    20310401    360       2,564.99      20010501       359     375,706.68
6319378920     080.0     299,200     07.375      20010501    20310401    360       2,066.51      20010501       359     298,972.32
6319796824     080.0     360,000     07.375      20010601    20310501    360       2,486.44      20010601       360     360,000.00
6320103945     080.0     347,200     08.000      20010501    20310401    360       2,547.64      20010501       359     346,967.03
6320679555     080.0     367,600     07.000      20010501    20310401    360       2,445.66      20010501       359     367,298.67
6320973073     039.3     845,000     07.500      20010501    20310401    360       5,908.37      20010501       359     844,372.88
6321255975     055.8     335,000     07.250      20010601    20310501    360       2,285.30      20010601       360     335,000.00
6321258417     077.4     352,000     07.250      20010501    20310401    360       2,401.27      20010501       359     351,725.40
6322415198     067.3     323,000     07.125      20010501    20310401    360       2,176.12      20010501       359     322,741.69
6323591781     075.8     424,000     07.250      20010501    20310401    360       2,892.43      20010501       359     423,669.24
6324464079     032.7     491,000     07.250      20010501    20310401    360       3,349.49      20010501       359     490,616.97
6325068424     080.0     412,000     07.375      20010501    20310401    360       2,845.59      20010601       359     411,686.49
6325201652     080.0     484,000     07.250      20010501    20310401    360       3,301.74      20010501       359     483,622.43
6326733836     054.3     652,000     07.500      20010601    20310501    360       4,558.88      20010601       360     652,000.00
6329249269     050.0     750,000     07.000      20010601    20310501    360       4,989.77      20010601       360     750,000.00
6329457623     073.5     280,000     07.250      20010501    20310401    360       1,910.10      20010501       359     279,781.57
6329626847     079.8     328,000     07.250      20010601    20310501    360       2,237.54      20010601       360     328,000.00
6329627696     072.2     325,000     07.375      20010601    20310501    360       2,244.70      20010601       360     325,000.00
6332081303     080.0     340,000     07.125      20010501    20310401    360       2,290.65      20010501       359     339,728.10
6333105705     074.7     414,835     06.875      20010501    20310401    360       2,725.18      20010501       359     414,486.48
6333189386     063.2     600,000     07.250      20010501    20310401    360       4,093.06      20010501       359     599,531.94
6334528947     090.0     282,290     07.375      20010501    20310401    360       1,949.71      20010501       359     282,075.20
6335213804     052.5     375,000     07.125      20010501    20310401    360       2,526.45      20010501       359     374,700.11
6336509499     080.0     583,200     07.250      20010501    20310401    360       3,978.46      20010501       359     582,745.04
6339869254     064.4     500,000     07.375      20010501    20310401    360       3,453.38      20010501       359     499,619.54
6340829115     080.0     726,000     07.375      20010501    20310401    360       5,014.31      20010601       359     725,447.56
6343168065     050.0   1,000,000     07.375      20010501    20310401    360       6,906.76      20010501       359     999,239.07
6343989072     080.0     540,000     07.250      20010501    20310401    360       3,683.76      20010501       359     539,578.74
6347457019     075.4     433,000     07.000      20010601    20310501    360       2,880.76      20010601       360     433,000.00
6347582253     080.0     424,000     07.000      20010601    20310501    360       2,820.89      20010601       360     424,000.00
6347730514     060.5     429,500     07.250      20010501    20310401    360       2,929.95      20010501       359     429,164.95
6348489763     080.0     368,800     07.625      20010501    20310401    360       2,610.35      20010501       359     368,533.07
6348735538     078.6     334,000     07.125      20010601    20310501    360       2,250.22      20010601       360     334,000.00
6349126828     057.2     360,000     07.000      20010501    20310401    360       2,395.09      20010501       359     359,704.91
6350245343     080.0     468,000     07.375      20010601    20310501    360       3,232.36      20010601       360     468,000.00
6351256141     080.0     305,600     07.000      20010601    20310501    360       2,033.17      20010601       360     305,600.00
6352519364     080.0     309,200     07.125      20010501    20310401    360       2,083.14      20010501       359     308,952.74
6353504688     080.0     318,400     07.125      20010601    20310501    360       2,145.12      20010601       360     318,400.00
6354125608     059.4     431,000     07.125      20010601    20310501    360       2,903.73      20010601       360     431,000.00
6354951425     070.0     415,100     07.500      20010501    20310401    360       2,902.44      20010501       359     414,791.94
6361600254     073.0     365,000     07.250      20010501    20310401    360       2,489.95      20010501       359     364,715.26
6364760600     075.4     312,900     07.375      20010501    20310401    360       2,161.13      20010501       359     312,661.90
6364811510     075.0     411,750     07.375      20010501    20310401    360       2,843.86      20010501       359     411,436.69
6365460424     070.0     339,500     07.125      20010501    20310401    360       2,287.28      20010501       359     339,228.50
6365868303     060.5     650,000     07.000      20010601    20310501    360       4,324.47      20010601       360     650,000.00
6366420815     080.0     388,000     07.250      20010501    20310401    360       2,646.85      20010501       359     387,697.32
6368377385     080.0     592,000     07.000      20010601    20310501    360       3,938.60      20010601       360     592,000.00
6372607256     080.0     436,000     07.625      20010601    20310501    360       3,085.99      20010601       360     436,000.00
6372873098     059.8     374,000     07.500      20010501    20310401    360       2,615.07      20010501       359     373,722.43
6375605745     080.0     404,000     07.375      20010501    20310401    360       2,790.33      20010501       359     403,692.59
6375854475     080.0     690,000     07.000      20010501    20310401    360       4,590.59      20010501       359     689,434.41
6376782964     080.0     544,000     07.500      20010501    20310401    360       3,803.73      20010501       359     543,596.27
6379510834     077.7     505,000     07.000      20010501    20310401    360       3,359.78      20010601       359     504,586.05
6384093149     068.8     320,000     07.500      20010601    20310501    360       2,237.49      20010601       360     320,000.00
6385016354     077.8     358,000     07.500      20010501    20310401    360       2,503.19      20010501       359     357,734.31
6389869600     071.4     332,000     07.125      20010501    20310401    360       2,236.75      20010501       359     331,734.50
6390222427     074.4     580,000     07.250      20010601    20310501    360       3,956.63      20010601       360     580,000.00
6391909576     037.3     345,000     07.375      20010501    20310401    360       2,382.83      20010501       359     344,737.48
6392578990     079.5     465,000     07.375      20010501    20310401    360       3,211.64      20010501       359     464,646.17
6394141466     062.9     550,000     07.250      20010501    20310401    360       3,751.97      20010501       359     549,570.95
6395083329     056.0     604,900     07.250      20010601    20310501    360       4,126.49      20010601       360     604,900.00
6397583607     067.7     315,000     07.125      20010501    20310401    360       2,122.22      20010501       359     314,748.09
6401088361     068.1     650,000     07.375      20010601    20310501    360       4,489.39      20010601       360     650,000.00
6403709899     059.9     448,000     07.250      20010501    20310401    360       3,056.15      20010501       359     447,650.52
6404185271     080.0     324,800     07.375      20010601    20310501    360       2,243.32      20010601       360     324,800.00
6405471100     069.6     355,000     07.375      20010501    20310401    360       2,451.90      20010501       359     354,729.87
6406393386     068.9     350,000     07.125      20010501    20310401    360       2,358.02      20010501       359     349,720.11
6410428459     058.4     310,000     07.375      20010501    20310401    360       2,141.10      20010501       359     309,764.11
6411816801     074.0     296,000     07.125      20010501    20310401    360       1,994.21      20010501       359     295,763.29
6413915601     080.0     340,000     07.000      20010601    20310501    360       2,262.03      20010601       360     340,000.00
6414555679     066.0     420,000     07.375      20010501    20310401    360       2,900.84      20010601       359     419,680.41
6415539136     080.0     336,000     07.500      20010501    20310401    360       2,349.37      20010501       359     335,750.63
6416171780     080.0     304,000     07.250      20010501    20310401    360       2,073.82      20010501       359     303,762.85
6417317697     080.0     368,000     07.375      20010501    20310401    360       2,541.69      20010501       359     367,719.98
6417617468     061.2     352,000     06.875      20010501    20310401    360       2,312.39      20010501       359     351,704.28
6418235625     080.0     416,000     07.500      20010501    20310401    360       2,908.74      20010501       359     415,691.26
6418750953     072.2     325,000     07.250      20010501    20310401    360       2,217.08      20010501       359     324,746.46
6419179178     060.8     390,000     07.375      20010501    20310401    360       2,693.64      20010501       359     389,703.24
6419691313     080.0     352,000     07.250      20010601    20310501    360       2,401.27      20010601       360     352,000.00
6419709420     079.0     320,000     07.250      20010501    20310401    360       2,182.97      20010501       359     319,750.36
6420755917     065.9     840,000     07.500      20010501    20310401    360       5,873.41      20010501       359     839,376.59
6425251839     077.4     302,000     07.125      20010501    20310401    360       2,034.64      20010501       359     301,758.49
6431342838     031.5     315,000     07.250      20010601    20310501    360       2,148.86      20010601       360     315,000.00
6431571147     062.9     308,150     07.750      20010501    20310401    360       2,207.63      20010501       359     307,932.51
6433544589     050.0     600,000     07.500      20010501    20310401    360       4,195.29      20010501       359     599,554.71
6435413809     079.6     296,000     07.750      20010501    20310401    360       2,120.59      20010501       359     295,791.08
6438781855     080.0     463,500     07.000      20010501    20310401    360       3,083.68      20010501       359     463,120.07
6439865053     051.1     350,000     06.875      20010501    20310401    360       2,299.26      20010501       359     349,705.95
6441831184     077.7     400,000     07.125      20010601    20310501    360       2,694.88      20010601       360     400,000.00
6441868566     056.0     350,000     07.250      20010501    20310401    360       2,387.62      20010501       359     349,726.96
6442488364     080.0     420,000     07.000      20010501    20310401    360       2,794.28      20010501       359     419,655.72
6442642721     080.0     314,000     07.125      20010501    20310401    360       2,115.48      20010501       359     313,748.89
6443175309     064.7     592,000     07.500      20010601    20310501    360       4,139.35      20010601       360     592,000.00
6445373456     089.9     359,600     07.250      20010501    20310401    360       2,453.11      20010501       359     359,319.47
6445547182     063.1     385,000     07.375      20010501    20310401    360       2,659.10      20010501       359     384,707.05
6449482253     065.3     400,000     07.000      20010501    20210401    240       3,101.20      20010501       239     399,232.13
6450138182     056.2     500,500     07.500      20010501    20310401    360       3,499.57      20010601       359     500,028.13
6450388522     076.8     298,000     07.250      20010501    20310401    360       2,032.89      20010501       359     297,767.53
6455137551     064.3     360,000     07.000      20010501    20310401    360       2,395.09      20010501       359     359,704.91
6458002760     090.0     449,100     07.375      20010601    20310501    360       3,101.83      20010601       360     449,100.00
6458329304     059.2     385,000     07.000      20010601    20310501    360       2,561.42      20010601       360     385,000.00
6458671580     058.3     350,000     07.250      20010601    20310501    360       2,387.62      20010601       360     350,000.00
6459275316     063.9     310,000     07.250      20010501    20310401    360       2,114.75      20010501       359     309,758.17
6465272976     080.0     375,600     07.625      20010501    20310401    360       2,658.48      20010501       359     375,328.15
6466221667     080.0     306,400     07.000      20010501    20310401    360       2,038.49      20010501       359     306,148.84
6471373891     069.9     367,000     07.125      20010501    20310401    360       2,472.55      20010501       359     366,706.51
6472005468     078.1     495,000     07.375      20010501    20310401    360       3,418.85      20010501       359     494,623.34
6472774675     075.0     315,000     07.500      20010501    20310401    360       2,202.53      20010601       359     314,766.22
6473998141     080.0     512,000     07.000      20010601    20310501    360       3,406.35      20010601       360     512,000.00
6475854367     065.0     650,000     06.750      20010601    20310501    360       4,215.89      20010601       360     650,000.00
6476147407     080.0     316,000     07.000      20010501    20310401    360       2,102.36      20010501       359     315,740.97
6479124361     074.3     292,000     07.375      20010501    20310401    360       2,016.78      20010501       359     291,777.80
6480130001     050.0     375,000     07.000      20010501    20310401    360       2,494.89      20010501       359     374,692.61
6482760276     074.2     380,000     07.125      20010501    20310401    360       2,560.14      20010501       359     379,696.11
6482993711     080.0     364,000     07.500      20010501    20310401    360       2,545.15      20010501       359     363,729.85
6483487457     080.0     475,350     07.500      20010501    20310401    360       3,323.72      20010501       359     474,997.22
6486948596     054.7     547,000     06.750      20010501    20310401    360       3,547.84      20010501       359     546,529.04
6487087659     045.7     448,000     07.250      20010601    20310501    360       3,056.15      20010601       360     448,000.00
6487112614     080.0     395,200     07.000      20010501    20310401    360       2,629.28      20010501       359     394,876.05
6491898562     064.9     600,000     07.250      20010501    20310401    360       4,093.06      20010501       359     599,531.94
6492908501     080.0     364,800     07.375      20010601    20310501    360       2,519.59      20010601       360     364,800.00
6492941973     072.2     487,450     07.500      20010601    20310501    360       3,408.33      20010601       360     487,450.00
6498646550     054.5     390,000     06.875      20010501    20310401    360       2,562.03      20010501       359     389,672.35
6499621214     060.0     300,000     07.375      20010501    20310401    360       2,072.03      20010501       359     299,771.72
6499920145     067.7     650,000     07.375      20010601    20310501    360       4,489.39      20010601       360     650,000.00
6507025945     077.5     535,000     07.500      20010501    20310401    360       3,740.80      20010501       359     534,602.95
6507799689     071.2     420,000     06.750      20010601    20310501    360       2,724.12      20010601       360     420,000.00
6507947841     074.9     352,000     07.375      20010501    20310401    360       2,431.18      20010501       359     351,732.15
6508148225     080.0     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
6508902316     060.6     497,000     07.125      20010501    20310401    360       3,348.39      20010601       359     496,602.55
6510515106     090.0     508,500     07.250      20010501    20310401    360       3,468.87      20010501       359     508,103.32
6512721413     080.0     376,000     07.000      20010601    20310501    360       2,501.54      20010601       360     376,000.00
6513789815     087.9     400,000     07.000      20010501    20310401    360       2,661.22      20010501       359     399,672.11
6516762694     080.0     453,846     07.000      20010501    20310401    360       3,019.45      20010501       359     453,473.99
6517488307     080.0     348,000     07.375      20010501    20310401    360       2,403.55      20010501       359     347,735.20
6517781982     080.0     471,120     07.125      20010601    20310501    360       3,174.03      20010601       360     471,120.00
6520587566     090.0     396,290     07.500      20010501    20310401    360       2,770.92      20010501       359     395,995.89
6523118633     074.0     355,000     07.250      20010501    20300401    348       2,445.40      20010501       347     354,699.39
6523235387     073.0     341,000     07.375      20010501    20310401    360       2,355.21      20010501       359     340,740.52
6524466932     066.2     480,000     07.125      20010501    20310401    360       3,233.85      20010501       359     479,616.15
6524760359     080.0     392,000     07.250      20010601    20310501    360       2,674.14      20010601       360     392,000.00
6525185002     080.0     420,000     06.750      20010501    20310401    360       2,724.12      20010501       359     419,638.38
6527521410     052.9     687,500     07.500      20010501    20310401    360       4,807.11      20010501       359     685,976.73
6530818456     080.0     348,000     07.000      20010601    20310501    360       2,315.26      20010601       360     348,000.00
6531075387     080.0     400,000     07.125      20010601    20310501    360       2,694.88      20010601       360     400,000.00
6533196595     080.0     360,000     07.875      20010501    20310401    360       2,610.25      20010501       359     359,752.25
6534806986     080.0     303,200     07.000      20010601    20310501    360       2,017.20      20010601       360     303,200.00
6536549592     056.0     364,000     07.125      20010601    20310501    360       2,452.34      20010601       360     364,000.00
6541689094     080.0     632,000     07.875      20010501    20310401    360       4,582.44      20010501       359     631,565.06
6543204538     080.0     300,000     07.250      20010601    20310501    360       2,046.53      20010601       360     300,000.00
6544596031     017.6     650,000     07.250      20010501    20310401    360       4,434.15      20010501       359     649,492.93
6545557172     079.9     591,200     07.625      20010501    20310401    360       4,184.48      20010501       359     590,772.10
6546151702     078.5     365,000     07.375      20010601    20310501    360       2,520.97      20010601       360     365,000.00
6547384476     071.6     326,000     07.125      20010601    20310501    360       2,196.33      20010601       360     326,000.00
6548355558     080.0     492,000     06.875      20010501    20310401    360       3,232.09      20010501       359     491,586.66
6548365045     054.4     440,000     07.375      20010601    20310501    360       3,038.98      20010601       360     440,000.00
6548569208     080.0     342,800     07.250      20010501    20310401    360       2,338.51      20010501       359     342,532.57
6549249230     045.7     411,000     07.625      20010501    20310401    360       2,909.04      20010501       359     410,702.52
6549252226     060.2     512,000     07.125      20010501    20310401    360       3,449.44      20010501       359     511,590.56
6551519306     080.0     348,000     07.375      20010501    20310401    360       2,403.55      20010501       359     347,735.20
6556165675     025.7     450,000     06.875      20010501    20310401    360       2,956.19      20010501       359     449,621.94
6559624710     078.0     558,000     07.875      20010501    20310401    360       4,045.89      20010501       359     557,615.99
6559774606     080.0     317,600     07.500      20010501    20310401    360       2,220.71      20010501       359     317,364.29
6561681419     080.0     418,400     07.375      20010501    20310401    360       2,889.79      20010501       359     418,081.63
6564317003     060.8     444,000     07.125      20010601    20310501    360       2,991.32      20010601       360     444,000.00
6564392758     040.0     360,000     07.375      20010601    20310501    360       2,486.44      20010601       360     360,000.00
6566013873     051.3     284,500     07.750      20010501    20310401    360       2,038.20      20010501       359     284,299.20
6566894249     080.0     618,400     07.000      20010501    20310401    360       4,114.24      20010501       359     617,893.09
6567949539     028.1     309,000     06.875      20010501    20310401    360       2,029.92      20010501       359     308,740.39
6568458332     080.0     356,000     07.375      20010501    20310401    360       2,458.81      20010501       359     355,729.11
6570046596     044.0     765,000     07.000      20010601    20310501    360       5,089.57      20010601       360     765,000.00
6570148103     074.0     370,000     07.000      20010601    20310501    360       2,461.62      20010601       360     370,000.00
6572233432     075.9     300,000     07.250      20010501    20310401    360       2,046.53      20010501       359     299,765.97
6574494222     037.8     331,000     07.500      20010501    20310401    360       2,314.41      20010501       359     330,754.34
6574761877     066.3     315,000     07.000      20010501    20310401    360       2,095.71      20010501       359     314,741.79
6579363398     040.4     333,000     07.625      20010601    20310501    360       2,356.96      20010601       360     333,000.00
6581366074     068.0     639,880     07.375      20010501    20310401    360       4,419.50      20010501       359     639,393.10
6582575533     080.0     435,200     07.375      20010501    20310401    360       3,005.82      20010501       359     434,868.85
6583075129     080.0     466,000     07.000      20010601    20310501    360       3,100.31      20010601       360     466,000.00
6584271487     080.0     396,800     07.500      20010601    20310501    360       2,774.49      20010601       360     396,800.00
6584526336     080.0     390,160     07.000      20010501    20310401    360       2,595.75      20010501       359     389,840.18
6585475764     080.0     488,000     07.000      20010601    20310501    360       3,246.68      20010601       360     488,000.00
6586263789     050.4     315,000     07.500      20010501    20310401    360       2,202.53      20010501       359     314,766.22
6586300136     070.0     962,500     07.500      20010601    20310501    360       6,729.94      20010601       360     962,500.00
6588683448     060.5     437,000     07.375      20010601    20310501    360       3,018.26      20010601       360     437,000.00
6589333076     052.7     606,300     07.375      20010501    20310401    360       4,187.57      20010501       359     605,838.65
6597048302     077.3     425,000     07.500      20010601    20310501    360       2,971.67      20010601       360     425,000.00
6598335922     067.8     600,000     07.375      20010501    20310401    360       4,144.06      20010501       359     599,543.44
6600214818     080.0     304,150     07.375      20010501    20310401    360       2,100.69      20010501       359     303,918.57
6601157099     052.7     625,000     07.250      20010601    20310501    360       4,263.61      20010601       360     625,000.00
6601652925     062.5     750,000     08.125      20010501    20310401    360       5,568.73      20010501       359     749,509.40
6601749432     080.0     575,200     07.250      20010501    20310401    360       3,923.88      20010501       359     574,751.29
6605157616     070.0     895,265     07.500      20010501    20310401    360       6,259.83      20010501       359     894,600.58
6605282414     080.0     422,400     07.250      20010501    20310401    360       2,881.52      20010501       359     422,070.48
6605617908     064.5   1,000,000     07.125      20010501    20310401    360       6,737.19      20010501       359     999,200.31
6606609136     080.0     344,000     07.000      20010601    20310501    360       2,288.65      20010601       360     344,000.00
6607800825     080.0     380,000     07.375      20010501    20310401    360       2,624.57      20010501       359     379,710.85
6607877492     076.6     428,842     07.125      20010501    20310401    360       2,889.19      20010501       359     428,499.06
6607915326     080.0     616,000     06.750      20010601    20310501    360       3,995.37      20010601       360     616,000.00
6607923858     059.0     295,000     07.500      20010501    20310401    360       2,062.69      20010501       359     294,781.06
6608443609     075.0     306,000     07.625      20010601    20310501    360       2,165.85      20010601       360     306,000.00
6612051208     060.3     361,000     07.125      20010601    20310501    360       2,432.13      20010601       360     361,000.00
6612885100     080.0     460,000     07.250      20010501    20310401    360       3,138.02      20010501       359     459,641.15
6613599775     077.7     400,000     07.000      20010501    20310401    360       2,661.22      20010501       359     399,672.11
6613688123     080.0     323,200     07.375      20010501    20310401    360       2,232.27      20010501       359     322,954.06
6614321567     037.4     325,000     06.750      20010501    20310401    360       2,107.95      20010501       359     324,720.18
6618136045     080.0     436,000     07.500      20010501    20310401    360       3,048.58      20010501       359     435,676.42
6620950151     073.8     312,000     07.000      20010501    20310401    360       2,075.75      20010501       359     311,744.25
6625583957     050.8     405,000     07.500      20010601    20310501    360       2,831.82      20010601       360     405,000.00
6627413377     095.0     285,000     07.875      20010601    20310501    360       2,066.45      20010601       360     285,000.00
6629683068     045.0     464,000     07.625      20010601    20310501    360       3,284.17      20010601       360     464,000.00
6631179162     073.0     290,000     07.625      20010601    20310501    360       2,052.61      20010601       360     290,000.00
6631656920     072.7     400,000     07.375      20010601    20310501    360       2,762.71      20010601       360     400,000.00
6631673180     069.9     478,000     06.750      20010501    20310401    360       3,100.30      20010501       359     477,588.45
6633041394     068.4     389,000     07.125      20010501    20310401    360       2,620.77      20010501       359     388,688.92
6633199440     070.0     525,000     07.250      20010501    20310401    360       3,581.43      20010501       359     524,590.45
6634128331     066.1     380,000     07.250      20010501    20310401    360       2,592.27      20010501       359     379,703.56
6634173162     061.5     425,000     06.625      20010501    20310401    360       2,721.33      20010501       359     424,625.02
6635398180     080.0     375,200     07.500      20010601    20310501    360       2,623.46      20010601       360     375,200.00
6636562222     075.0     461,250     06.875      20010501    20310401    360       3,030.09      20010501       359     460,862.49
6638468428     073.4     532,000     07.375      20010601    20310501    360       3,674.40      20010601       360     532,000.00
6639135281     053.6     375,000     07.750      20010501    20310401    360       2,686.55      20010501       359     374,735.33
6639379814     080.0     360,000     07.250      20010501    20310401    360       2,455.84      20010601       359     359,718.78
6641562894     078.5     432,000     07.375      20010601    20310501    360       2,983.72      20010601       360     432,000.00
6642135393     074.0     370,000     07.000      20010601    20310501    360       2,461.62      20010601       360     370,000.00
6642136250     079.5     381,500     07.625      20010601    20310501    360       2,700.24      20010601       360     381,500.00
6645137271     078.5     522,000     07.375      20010501    20310401    360       3,605.33      20010501       359     521,602.79
6646346103     067.0     582,800     07.250      20010501    20310401    360       3,975.73      20010501       359     580,947.64
6648981279     047.4     450,000     07.000      20010501    20310401    360       2,993.87      20010501       359     449,631.13
6649586887     047.2     347,000     07.375      20010501    20310401    360       2,396.65      20010501       359     346,735.95
6650653824     079.7     420,000     06.875      20010601    20310501    360       2,759.11      20010601       360     420,000.00
6652992808     075.0     337,500     07.500      20010601    20310501    360       2,359.85      20010601       360     337,500.00
6654153367     074.4     361,000     07.250      20010501    20310401    360       2,462.66      20010501       359     360,718.38
6655031679     070.0     927,500     06.875      20010501    20310401    360       6,093.02      20010501       359     926,720.78
6655532015     080.0     492,000     07.875      20010501    20310401    360       3,567.35      20010501       359     491,661.40
6655897889     061.5     477,000     07.625      20010501    20310401    360       3,376.18      20010501       359     476,654.76
6656241756     055.0     460,000     07.000      20010501    20310401    360       3,060.40      20010501       359     459,622.93
6656586010     095.0     294,500     07.625      20010501    20310401    360       2,084.46      20010501       359     294,286.84
6656895197     069.8     440,000     07.000      20010601    20310501    360       2,927.34      20010601       360     440,000.00
6658234031     090.0     338,850     07.500      20010501    20310401    360       2,369.29      20010501       359     338,598.52
6661391372     069.2     450,000     07.500      20010501    20310401    360       3,146.47      20010501       359     449,666.03
6664051700     065.6     912,000     07.125      20010501    20310401    360       6,144.32      20010501       359     911,270.68
6665173875     030.4     350,000     06.875      20010601    20310501    360       2,299.26      20010601       360     350,000.00
6666025181     059.7     746,000     07.125      20010501    20310401    360       5,025.95      20010501       359     745,403.43
6666986044     080.0     396,000     06.750      20010501    20310401    360       2,568.45      20010501       359     395,659.05
6667652082     079.8     414,918     07.500      20010601    20310501    360       2,901.17      20010601       360     414,918.00
6667938499     034.0     539,000     06.875      20010501    20310401    360       3,540.85      20010501       359     538,547.17
6669392059     064.5     322,278     07.500      20010501    20310401    360       2,253.42      20010501       359     322,038.82
6671273602     070.0     830,749     07.375      20010501    20310401    360       5,737.78      20010501       359     830,116.87
6673312176     077.6     285,500     07.250      20010601    20310501    360       1,947.62      20010601       360     283,078.44
6673679202     070.0     602,000     07.125      20010501    20310401    360       4,055.79      20010501       359     601,518.59
6674330532     080.0     440,000     07.375      20010501    20310401    360       3,038.98      20010501       359     439,665.19
6674942062     066.7     450,000     07.750      20010501    20310401    360       3,223.86      20010501       359     449,682.39
6675458969     069.9     430,000     07.000      20010501    20310401    360       2,860.81      20010501       359     429,647.52
6676552927     080.0     359,920     07.000      20010601    20310501    360       2,394.56      20010601       360     359,920.00
6676915835     054.5     327,000     07.000      20010501    20310401    360       2,175.54      20010501       359     326,731.96
6679433158     074.8     328,500     07.000      20010501    20310401    360       2,185.52      20010501       359     328,230.73
6680768428     043.2     367,000     07.500      20010501    20310401    360       2,566.12      20010501       359     366,727.63
6683306929     048.6     675,000     06.875      20010501    20310401    360       4,434.27      20010501       359     674,432.92
6684842039     058.8     500,000     07.125      20010501    20310401    360       3,368.60      20010501       359     499,600.15
6685896372     079.7     300,506     07.500      20010601    20310501    360       2,101.19      20010601       360     300,506.00
6686514537     079.7     390,000     06.750      20010501    20310401    360       2,529.54      20010501       359     389,664.21
6687496601     074.1     337,000     07.500      20010601    20310501    360       2,356.36      20010601       360     337,000.00
6687594868     080.0     440,000     07.500      20010601    20310501    360       3,076.55      20010601       360     440,000.00
6688602652     080.0     556,000     07.000      20010501    20310401    360       3,699.09      20010501       359     555,544.24
6692610014     075.0     315,000     07.250      20010501    20310401    360       2,148.86      20010501       359     314,754.27
6693380690     074.5     313,000     07.250      20010601    20310501    360       2,135.22      20010601       360     313,000.00
6695590858     078.4     366,000     06.750      20010601    20310501    360       2,373.87      20010601       360     366,000.00
6696714465     090.0     375,075     07.500      20010501    20310401    360       2,622.58      20010501       359     374,796.64
6697305917     034.2     505,000     06.875      20010601    20310501    360       3,317.50      20010601       360     505,000.00
6698593099     080.0     420,000     07.500      20010501    20310401    360       2,936.71      20010501       359     419,688.29
6698777544     090.0     353,250     07.000      20010501    20310401    360       2,350.19      20010501       359     352,960.44
6700085787     080.0     612,800     07.000      20010501    20310401    360       4,076.98      20010501       359     612,297.69
6702601490     069.1     380,000     07.375      20010501    20310401    360       2,624.57      20010501       359     379,710.85
6702715845     090.0     360,000     06.875      20010501    20310401    360       2,364.95      20010501       359     359,697.55
6703576964     069.6     800,000     07.250      20010501    20310401    360       5,457.42      20010501       359     799,375.91
6707084114     080.0     292,000     07.375      20010601    20310501    360       2,016.78      20010601       360     292,000.00
6708523870     053.4     310,000     07.625      20010601    20310501    360       2,194.17      20010601       360     310,000.00
6710434991     070.0     535,500     07.375      20010501    20310401    360       3,698.57      20010501       359     535,092.52
6711245255     079.2     312,000     07.500      20010501    20310401    360       2,181.55      20010501       359     311,768.45
6711379690     043.4     380,000     07.500      20010501    20310401    360       2,657.02      20010501       359     379,717.98
6711784659     072.5     319,000     07.500      20010501    20310401    360       2,230.50      20010601       359     316,591.25
6713195649     071.6     308,000     07.500      20010601    20310501    360       2,153.59      20010601       360     308,000.00
6714091466     036.2   1,000,000     07.250      20010501    20310401    360       6,821.77      20010501       359     999,219.90
6715447303     054.8     362,000     07.375      20010501    20310401    360       2,500.25      20010601       359     361,718.71
6718354324     062.1     500,000     07.125      20010501    20310401    360       3,368.60      20010501       359     499,600.15
6721852710     080.0     343,200     07.125      20010501    20310401    360       2,312.21      20010501       359     342,925.54
6722105886     080.0     385,600     07.500      20010501    20310401    360       2,696.18      20010501       359     385,313.82
6722501399     060.6     500,000     07.250      20010501    20310401    360       3,410.89      20010501       359     499,609.94
6723394539     075.0     487,500     07.375      20010601    20310501    360       3,367.05      20010601       360     487,500.00
6725414400     054.4     598,500     07.375      20010501    20310401    360       4,133.70      20010501       359     598,044.58
6727101260     070.0     619,500     07.625      20010501    20310401    360       4,384.79      20010501       359     619,051.62
6729601960     080.0     316,000     07.250      20010501    20310401    360       2,155.68      20010501       359     315,753.49
6730000004     013.3     600,000     07.500      20010601    20310501    360       4,195.29      20010601       360     600,000.00
6731721772     022.4     325,000     07.125      20010501    20310401    360       2,189.59      20010501       359     324,740.10
6732643280     090.0     288,000     07.500      20010501    20310401    360       2,013.74      20010501       359     287,786.26
6732920191     080.0     348,000     07.125      20010501    20310401    360       2,344.55      20010501       359     347,721.70
6733129511     080.0     432,000     07.125      20010601    20310501    360       2,910.47      20010601       360     432,000.00
6733192055     053.2     322,000     07.500      20010601    20310501    360       2,251.48      20010601       360     322,000.00
6733752700     070.0     399,000     07.500      20010501    20310401    360       2,789.87      20010501       359     398,703.88
6734969584     078.8     402,000     07.750      20010501    20310401    360       2,879.98      20010501       359     401,716.27
6736584019     078.4     384,000     07.000      20010501    20310401    360       2,554.77      20010501       359     383,685.23
6736732295     079.0     396,000     07.375      20010601    20310501    360       2,735.08      20010601       360     396,000.00
6737093309     080.0     308,000     07.000      20010501    20310401    360       2,049.14      20010501       359     307,747.53
6737467842     080.0     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
6737749900     080.0     458,400     07.000      20010501    20310401    360       3,049.75      20010501       359     458,024.25
6739178660     090.0     503,900     07.000      20010501    20310401    360       3,352.46      20010501       359     503,486.96
6739611793     065.7     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
6740078446     059.6     328,000     07.500      20010501    20310401    360       2,293.43      20010501       359     327,756.57
6740096216     076.4     344,000     07.250      20010501    20310401    360       2,346.69      20010501       359     343,731.64
6742985010     065.9     389,000     07.375      20010601    20310501    360       2,686.73      20010601       360     389,000.00
6747346838     051.2     447,600     07.375      20010601    20310501    360       3,091.47      20010601       360     447,600.00
6748613483     046.5     400,000     07.000      20010601    20310501    360       2,661.22      20010601       360     400,000.00
6748702294     080.0     335,200     07.375      20010501    20310401    360       2,315.15      20010501       359     334,944.93
6748928725     080.0     408,856     07.375      20010501    20310401    360       2,823.87      20010501       359     408,544.89
6749934573     042.4     700,000     07.375      20010601    20310501    360       4,834.73      20010601       360     700,000.00
6750254424     080.0     552,000     07.250      20010501    20310401    360       3,765.62      20010501       359     551,569.38
6750792563     080.0     520,000     07.000      20010501    20310401    360       3,459.58      20010501       359     519,573.75
6754176128     059.8     444,000     07.500      20010601    20310501    360       3,104.52      20010601       360     444,000.00
6754239611     076.8     294,400     07.750      20010501    20310401    360       2,109.12      20010601       359     294,192.21
6757212862     067.3     340,000     07.500      20010501    20310401    360       2,377.33      20010501       359     339,747.67
6757799017     080.0     312,000     07.250      20010501    20310401    360       2,128.40      20010501       359     311,756.60
6760527967     058.2     320,000     07.500      20010501    20310401    360       2,237.49      20010601       359     319,762.51
6760865185     080.0     313,600     07.500      20010501    20310401    360       2,192.74      20010501       359     313,367.26
6761359238     077.5     310,000     07.500      20010601    20310501    360       2,167.57      20010601       360     310,000.00
6762502331     079.3     616,000     07.500      20010601    20310501    360       4,307.17      20010601       360     616,000.00
6762961628     080.0     330,400     07.375      20010501    20310401    360       2,282.00      20010501       359     330,148.58
6762979174     090.0     351,000     07.125      20010501    20310401    360       2,364.76      20010501       359     350,719.30
6766097882     080.0     454,800     06.625      20010501    20310401    360       2,912.14      20010501       359     454,398.74
6767426841     074.7     680,000     07.500      20010501    20310401    360       4,754.66      20010501       359     679,495.34
6767440727     046.7     425,000     07.375      20010601    20310501    360       2,935.37      20010601       360     425,000.00
6768322445     080.0     480,800     07.125      20010501    20310401    360       3,239.24      20010501       359     480,415.51
6770622774     066.7     310,000     06.875      20010501    20310401    360       2,036.48      20010501       359     309,739.56
6774420068     070.0     455,000     08.125      20010501    20310401    360       3,378.37      20010501       359     454,702.36
6777158228     068.6     432,000     07.375      20010501    20310401    360       2,983.72      20010501       359     431,671.28
6778187937     080.0     344,000     07.250      20010501    20310401    360       2,346.69      20010501       359     343,731.64
6778461381     080.0     556,000     07.500      20010501    20310401    360       3,887.64      20010501       359     555,587.36
6778793643     080.0     540,000     07.250      20010501    20310401    360       3,683.76      20010501       359     539,578.74
6781329955     074.2     575,000     07.250      20010601    20310501    360       3,922.52      20010601       360     575,000.00
6783741157     075.0     600,000     07.000      20010601    20310501    360       3,991.82      20010601       360     600,000.00
6786717790     063.0     425,000     07.250      20010501    20310401    360       2,899.25      20010501       359     424,668.46
6788476213     042.9     450,000     07.125      20010601    20310501    360       3,031.74      20010601       360     450,000.00
6789911275     076.7     472,000     07.375      20010501    20310401    360       3,259.99      20010501       359     471,640.84
6790402165     080.0     328,800     07.625      20010501    20310401    360       2,327.23      20010501       359     328,562.02
6790852880     080.0     315,850     07.250      20010501    20310401    360       2,154.66      20010501       359     315,603.60
6790917188     080.0     545,600     07.500      20010601    20310501    360       3,814.92      20010601       360     545,600.00
6793054021     095.0     282,150     07.500      20010501    20310401    360       1,972.84      20010501       359     281,940.60
6793370112     069.2     600,000     07.500      20010601    20310501    360       4,195.29      20010601       360     600,000.00
6795019147     062.9     415,000     07.250      20010501    20310401    360       2,831.04      20010501       359     414,676.25
6795392395     078.1     585,500     07.250      20010501    20310401    360       3,994.15      20010501       359     585,043.25
6796190004     071.8     323,000     07.500      20010501    20310401    360       2,258.47      20010501       359     322,760.28
6798122922     059.1     650,000     08.500      20010601    20310501    360       4,997.94      20010601       360     650,000.00
6798391022     095.0     285,950     07.000      20010601    20310501    360       1,902.44      20010601       360     285,950.00
6802223484     048.1     375,000     07.125      20010601    20310501    360       2,526.45      20010601       360     375,000.00
6802277068     027.1     400,000     07.625      20010501    20310401    360       2,831.18      20010601       359     399,710.49
6803428025     080.0     365,600     07.500      20010501    20310401    360       2,556.33      20010501       359     365,328.67
6804655832     050.0     600,000     07.750      20010501    20310401    360       4,298.48      20010501       359     599,576.52
6806608276     078.3     650,000     07.000      20010601    20260501    300       4,594.07      20010601       300     650,000.00
6808864844     060.9     456,900     07.375      20010501    20310401    360       3,155.70      20010501       359     456,552.33
6810847241     054.3     600,000     07.000      20010601    20310501    360       3,991.82      20010601       360     600,000.00
6811187100     068.8     390,000     07.250      20010501    20310401    360       2,660.49      20010501       359     389,695.76
6813163331     080.0     415,960     07.500      20010501    20310401    360       2,908.46      20010501       359     415,651.29
6814836133     080.0     400,000     07.125      20010601    20310501    360       2,694.88      20010601       360     400,000.00
6817754002     069.9     360,000     07.125      20010601    20310501    360       2,425.39      20010601       360     360,000.00
6819082998     059.6     700,000     07.000      20010601    20310501    360       4,657.12      20010601       360     700,000.00
6821275697     080.0     450,000     07.125      20010601    20310501    360       3,031.74      20010601       360     450,000.00
6821618359     054.4     762,000     07.625      20010501    20310401    360       5,393.39      20010501       359     757,051.71
6821687024     057.9     481,000     07.000      20010501    20310401    360       3,200.11      20010501       359     480,605.72
6825413211     080.0     392,000     07.500      20010601    20310501    360       2,740.93      20010601       360     392,000.00
6826642388     078.1     306,000     07.500      20010601    20310501    360       2,139.60      20010601       360     306,000.00
6828118726     090.0     328,500     07.000      20010501    20310401    360       2,185.52      20010501       359     328,230.73
6830246192     087.9     400,000     07.875      20010501    20310401    360       2,900.28      20010601       359     399,724.72
6831116261     054.3     475,000     07.375      20010501    20310401    360       3,280.71      20010501       359     474,638.56
6832907692     058.8   1,000,000     07.500      20010501    20310401    360       6,992.15      20010501       359     999,257.85
6833774489     080.0     391,850     07.500      20010501    20310401    360       2,739.88      20010501       359     391,559.18
6836705449     047.1     600,000     07.125      20010501    20310401    360       4,042.32      20010501       359     599,520.18
6836792868     058.2     372,500     07.250      20010601    20310501    360       2,541.11      20010601       360     372,500.00
6837882262     033.3     500,000     06.875      20010501    20310401    360       3,284.65      20010501       359     499,579.93
6837887212     054.7     562,000     07.375      20010501    20310401    360       3,881.60      20010501       359     561,572.36
6839348304     080.0     488,000     07.500      20010601    20310501    360       3,412.17      20010601       360     488,000.00
6841172064     059.9     419,000     07.375      20010601    20310501    360       2,893.93      20010601       360     419,000.00
6841281451     080.0     364,000     07.500      20010501    20310401    360       2,545.15      20010501       359     363,729.85
6841459727     053.0     800,000     07.125      20010501    20310401    360       5,389.75      20010501       359     799,360.25
6841845032     054.1     375,000     07.125      20010601    20310501    360       2,526.45      20010601       360     375,000.00
6842906734     080.0     468,000     07.125      20010501    20310401    360       3,153.01      20010501       359     467,625.74
6843319085     056.8     315,000     07.250      20010501    20310401    360       2,148.86      20010501       359     314,754.27
6845586020     075.0     617,625     07.500      20010601    20310501    360       4,318.53      20010601       360     617,625.00
6847149439     054.8     426,000     06.875      20010601    20310501    360       2,798.52      20010601       360     425,879.49
6848349442     054.8     850,000     07.000      20010501    20310401    360       5,655.08      20010501       359     849,303.25
6849916322     070.0     630,000     07.250      20010601    20310501    360       4,297.72      20010601       360     630,000.00
6850048403     080.0     332,000     07.500      20010501    20310401    360       2,321.40      20010501       359     331,753.60
6850407609     044.4     362,000     07.125      20010501    20310401    360       2,438.87      20010501       359     361,710.51
6851313921     080.0     636,000     07.375      20010501    20310401    360       4,392.70      20010501       359     635,516.05
6852091732     077.5     310,000     07.000      20010601    20310501    360       2,062.44      20010601       360     310,000.00
6853112446     069.2     502,000     07.125      20010501    20310401    360       3,382.07      20010501       359     501,598.56
6853125414     052.9     317,685     07.250      20010601    20310501    360       2,167.18      20010601       360     317,685.00
6855104961     080.0     392,000     07.375      20010601    20310501    360       2,707.45      20010601       360     392,000.00
6855125065     070.4     650,000     07.000      20010501    20310401    360       4,324.47      20010501       359     649,467.20
6856153793     035.7   1,000,000     07.625      20010501    20310401    360       7,077.94      20010501       359     999,276.23
6857644915     095.0     296,400     07.375      20010501    20310401    360       2,047.17      20010501       359     296,174.46
6859381474     080.0     409,300     06.875      20010601    20310501    360       2,688.81      20010601       360     409,300.00
6860384970     071.0     650,000     07.125      20010501    20310401    360       4,379.18      20010501       359     649,480.20
6860529871     065.0     445,000     07.000      20010501    20310401    360       2,960.60      20010501       359     444,635.23
6861603055     080.0     360,000     07.500      20010501    20310401    360       2,517.18      20010501       359     359,732.82
6863160138     058.2     320,000     07.750      20010501    20310401    360       2,292.52      20010501       359     319,774.15
6863987456     067.0     375,000     07.375      20010501    20310401    360       2,590.04      20010501       359     374,714.65
6865853532     065.9     422,000     07.500      20010601    20310501    360       2,950.69      20010601       360     422,000.00
6867400134     075.4     460,000     06.750      20010601    20310501    360       2,983.56      20010601       360     460,000.00
6868126290     070.7     350,000     07.500      20010501    20310401    360       2,447.26      20010501       359     349,740.24
6869688132     080.0     295,200     07.375      20010501    20310401    360       2,038.88      20010501       359     294,975.37
6870216022     064.2     350,000     07.000      20010501    20310401    360       2,328.56      20010501       359     349,713.11
6870300099     080.0     344,000     07.500      20010501    20310401    360       2,405.30      20010501       359     343,744.70
6873413170     079.8     455,000     07.375      20010501    20310401    360       3,142.58      20010501       359     454,653.77
6873790650     080.0     364,000     07.375      20010501    20310401    360       2,514.06      20010501       359     363,723.02
6874669788     049.2     320,000     07.000      20010601    20310501    360       2,128.97      20010601       360     320,000.00
6875073279     080.0     320,000     07.500      20010501    20310401    360       2,237.49      20010501       359     319,762.51
6875409549     080.0     431,000     07.125      20010501    20310401    360       2,903.73      20010501       359     430,655.33
6878686432     080.0     456,800     07.250      20010501    20310401    360       3,116.19      20010501       359     456,443.64
6879224894     075.0     345,000     07.500      20010501    20310401    360       2,412.30      20010501       359     344,743.95
6880101115     077.4     650,000     07.250      20010601    20310501    360       4,434.15      20010601       360     650,000.00
6882921585     090.0     373,500     07.250      20010601    20310501    360       2,547.93      20010601       360     373,500.00
6883672336     074.5     365,000     07.250      20010601    20310501    360       2,489.95      20010601       360     365,000.00
6884203156     075.8     470,000     07.375      20010501    20310401    360       3,246.18      20010501       359     469,642.36
6886884383     058.8     500,000     06.875      20010601    20310501    360       3,284.65      20010601       360     500,000.00
6888883490     075.0     360,000     07.375      20010501    20310401    360       2,486.44      20010501       359     359,726.06
6889101033     080.0     352,000     07.250      20010501    20310401    360       2,401.27      20010501       359     351,725.40
6889153422     065.4     425,000     07.250      20010601    20310501    360       2,899.25      20010601       360     425,000.00
6889921703     080.0     500,000     06.750      20010601    20310501    360       3,243.00      20010601       360     500,000.00
6890760157     059.3   1,000,000     07.125      20010501    20310401    360       6,737.19      20010501       359     999,200.31
6891667773     063.6     445,374     07.375      20010501    20310401    360       3,076.09      20010501       359     445,035.10
6892660702     073.6     325,000     06.750      20010501    20310401    360       2,107.95      20010501       359     324,720.18
6893910833     073.9     410,000     07.250      20010501    20310401    360       2,796.93      20010501       359     409,680.15
6894259735     080.0     332,000     07.250      20010501    20310401    360       2,264.83      20010501       359     331,741.00
6895494323     038.9     340,000     07.125      20010501    20310401    360       2,290.65      20010501       359     339,728.10
6896530075     070.0     630,000     07.000      20010501    20310401    360       4,191.41      20010601       359     629,483.59
6898568438     080.0     362,400     07.250      20010501    20310401    360       2,472.21      20010501       359     362,117.29
6904535827     039.1     305,000     07.250      20010601    20310501    360       2,080.64      20010601       360     305,000.00
6905497498     075.7     312,000     07.625      20010601    20310501    360       2,208.32      20010601       360     312,000.00
6906630022     053.3     400,000     07.250      20010501    20310401    360       2,728.71      20010501       359     399,687.96
6906630188     079.2     455,200     07.375      20010501    20310401    360       3,143.96      20010501       359     454,853.62
6908028258     058.5     366,000     06.875      20010601    20310501    360       2,404.36      20010601       360     366,000.00
6908050419     076.9     342,081     07.375      20010601    20310501    360       2,362.67      20010601       360     342,081.00
6908604454     080.0     354,720     07.250      20010601    20310501    360       2,419.82      20010601       360     354,720.00
6909190289     078.5     365,000     07.625      20010501    20310401    360       2,583.45      20010501       359     364,735.82
6909768100     056.5     350,000     07.000      20010501    20310401    360       2,328.56      20010601       359     349,713.11
6910028890     055.0     550,000     07.375      20010601    20310501    360       3,798.72      20010601       360     550,000.00
6911385703     066.9     448,000     07.125      20010601    20310501    360       3,018.26      20010601       360     448,000.00
6911511704     070.0     362,000     07.875      20010501    20310401    360       2,624.76      20010501       359     361,750.87
6912410096     080.0     366,400     07.500      20010501    20310401    360       2,561.93      20010501       359     366,128.07
6912570055     062.2     404,300     07.500      20010601    20310501    360       2,826.93      20010601       360     404,300.00
6914279002     080.0     320,000     07.375      20010501    20310401    360       2,210.17      20010501       359     319,756.50
6914578056     069.4     485,646     07.500      20010601    20310501    360       3,395.71      20010601       360     485,646.00
6915560475     080.0     332,000     07.375      20010601    20310501    360       2,293.05      20010601       360     332,000.00
6916558684     080.0     512,000     07.375      20010501    20310401    360       3,536.26      20010501       359     511,610.41
6918377190     080.0     304,000     07.250      20010601    20310501    360       2,073.82      20010601       360     304,000.00
6918377620     070.0     439,600     08.125      20010501    20310401    360       3,264.02      20010501       359     439,312.44
6919550530     040.0   1,000,000     07.625      20010501    20310401    360       7,077.94      20010501       359     999,276.23
6921094295     059.4     475,000     07.500      20010501    20310401    360       3,321.27      20010501       359     474,647.48
6921254147     063.3     475,000     07.000      20010501    20310401    360       3,160.19      20010501       359     474,610.64
6922333569     080.0     547,200     07.625      20010501    20310401    360       3,873.05      20010501       359     546,803.95
6923151275     080.0     500,000     07.000      20010601    20310501    360       3,326.52      20010601       360     500,000.00
6924713339     044.1     375,000     07.375      20010501    20310401    360       2,590.04      20010501       359     374,714.65
6924876748     059.5     368,000     07.375      20010601    20310501    360       2,541.69      20010601       360     368,000.00
6925576032     080.0     476,333     07.375      20010501    20310401    360       3,289.92      20010501       359     475,970.54
6926744951     080.0     436,000     07.500      20010501    20310401    360       3,048.58      20010501       359     435,676.42
6927176401     053.8     350,000     07.500      20010501    20310401    360       2,447.26      20010501       359     349,740.24
6928893723     080.0     411,200     06.750      20010601    20310501    360       2,667.04      20010601       360     411,200.00
6929494554     080.0     517,600     07.125      20010501    20310401    360       3,487.17      20010501       359     517,186.08
6929647896     066.2     391,000     06.875      20010501    20310401    360       2,568.60      20010501       359     390,671.50
6930761579     046.4     650,000     07.000      20010501    20310401    360       4,324.47      20010501       359     649,467.20
6932183400     075.0     382,500     07.125      20010501    20310401    360       2,576.98      20010601       359     382,194.11
6932545095     080.0     880,000     07.250      20010501    20310401    360       6,003.16      20010601       359     879,313.51
6932612317     075.0     386,250     07.750      20010501    20310401    360       2,767.15      20010501       359     385,977.38
6934891869     080.0     308,000     07.250      20010501    20310401    360       2,101.11      20010601       359     307,759.72
6937146717     043.8     350,000     07.125      20010601    20310501    360       2,358.02      20010601       360     350,000.00
6938563415     079.8     459,000     07.500      20010601    20310501    360       3,209.40      20010601       360     459,000.00
6939780620     079.1     372,000     07.125      20010501    20310401    360       2,506.24      20010501       359     371,702.51
6941067321     078.8     335,000     07.125      20010501    20310401    360       2,256.96      20010501       359     334,732.10
6941512656     069.9     470,000     07.000      20010501    20310401    360       3,126.93      20010501       359     469,614.74
6941777127     080.0     319,200     07.500      20010501    20310401    360       2,231.90      20010501       359     318,963.10
6942265031     014.7     390,000     07.000      20010501    20310401    360       2,594.68      20010501       359     389,680.32
6942327252     075.0     543,750     07.750      20010401    20310301    360       3,895.50      20010501       358     542,979.96
6943132453     070.0     545,990     07.500      20010401    20310301    360       3,817.65      20010501       358     545,177.05
6946113757     070.0     340,000     07.375      20010601    20210501    240       2,713.09      20010601       240     340,000.00
6946577852     069.6     355,000     07.000      20010601    20310501    360       2,361.83      20010601       360     355,000.00
6947459605     063.6     350,000     07.125      20010501    20310401    360       2,358.02      20010601       359     349,720.11
6948783896     080.0     296,000     07.125      20010501    20310401    360       1,994.21      20010501       359     295,763.29
6952659362     080.0     303,920     07.250      20010501    20310401    360       2,073.28      20010501       359     303,682.90
6954258809     053.3     400,000     07.500      20010501    20310401    360       2,796.86      20010501       359     399,703.14
6957554436     070.0     476,000     07.250      20010501    20310401    360       3,247.16      20010501       359     475,628.67
6957957142     077.2     475,500     06.875      20010501    20310401    360       3,123.70      20010501       359     475,100.52
6959638427     047.9     517,000     07.250      20010501    20310401    360       3,526.86      20010501       359     516,596.68
6974945963     074.9     356,000     07.625      20010501    20310401    360       2,519.75      20010501       359     355,742.33
6978139167     080.0     508,000     06.875      20010501    20310401    360       3,337.20      20010501       359     507,573.22
6978775291     079.9     360,800     07.000      20010501    20310401    360       2,400.42      20010501       359     360,504.25
6982302835     080.0     505,600     07.125      20010501    20310401    360       3,406.33      20010501       359     505,195.67
6985393690     080.0     416,000     07.250      20010501    20310401    360       2,837.86      20010601       359     415,675.47
6988119779     072.8     356,800     07.500      20010501    20310401    360       2,494.80      20010501       359     356,535.20
6991187045     090.0     337,500     07.375      20010601    20310501    360       2,331.03      20010601       360     337,500.00
6992349529     080.0     528,000     07.000      20010501    20310401    360       3,512.80      20010601       359     527,567.20
6994899364     080.0     340,000     07.250      20010501    20310401    360       2,319.40      20010501       359     339,734.77
6995077663     090.0     440,000     07.875      20010501    20310401    360       3,190.31      20010501       359     439,697.19
6996419773     077.6     357,000     07.625      20010501    20310401    360       2,526.83      20010501       359     356,741.61
6996591431     090.0     308,700     08.000      20010501    20310401    360       2,265.14      20010501       359     308,492.86

BOAMS 2001-06
30 YR

Loan Count:                                                   1,189
Scheduled Balance:                                   501,340,530.79
W/A Interest Rate:                                            7.34%
Terms to Maturity W/A:                                          358



   Loan              Appraisal       Sales
  Number       FICO    Value         Price

0023749195     678     480,000           -
0023801111     785     522,000     463,809
0028253557     741     845,000           -
0028522787     737     875,000           -
0028580504     696     413,000     410,312
0028918985     748     678,000     676,359
0028964666     747     393,000     385,393
0029091857     669     481,000     479,000
0029096765     777     560,000           -
0029141322     734     900,000           -
0029160199     626     470,000     469,900
0029162633     765     372,000     369,900
0029197761     741     445,000     415,000
0029219912     776     355,000           -
0029245974     773     530,000           -
0029307337     740     850,000           -
0029311644     670     400,000     399,500
0029312402     704     412,000           -
0029318003     767     387,000           -
0029321288     789     562,000           -
0029332939     721     460,000     460,000
0029333846     736     418,000     377,372
0029338035     728     872,000           -
0029338530     803     489,000     487,570
0029343860     738     796,000     740,335
0029346111     794     600,000           -
0029348596     714   1,295,000   1,295,000
0029351012     671     404,000     403,130
0029354586     641     486,000           -
0029361904     681     560,000           -
0029361987     745   1,575,000   1,575,000
0029364395     774     403,000     399,690
0029369493     720     450,000     450,000
0029369584     629     450,000           -
0029372596     771     640,000     640,000
0029373545     783     460,000     456,100
0029384138     779     550,000           -
0029384948     711     600,000           -
0029387701     786     615,000     614,468
0029388147     696   1,100,000           -
0029391000     735     428,000           -
0029392164     658     550,000           -
0029392248     678   1,025,000           -
0029392594     711     390,000           -
0029400041     761     525,000     465,000
0029400082     786     385,000           -
0029403870     730     740,000           -
0029406873     753     385,000     375,000
0029406964     721     380,000     380,000
0029406998     677     550,000     543,740
0029411568     633     444,000     435,000
0029414406     756     450,000     449,900
0029414521     748     435,000           -
0029415783     674     740,000           -
0029415833     727     380,000           -
0029416245     683     637,500           -
0029416328     756   1,200,000           -
0029416377     676     435,000     431,828
0029416500     741     390,000     390,000
0029416716     767     640,000     627,640
0029416740     784     680,000           -
0029420361     709     399,000           -
0029420387     802     470,000     441,170
0029420726     691     483,300     478,000
0029422458     689     530,000           -
0029423563     636   3,600,000           -
0029425592     674     425,000           -
0029425782     749     382,000     379,185
0029427135     759     460,000     460,000
0029427143     724     650,000           -
0029427200     704     452,000           -
0029427440     738     620,000           -
0029427473     754     548,000           -
0029429347     692     670,000           -
0029430543     635     750,000           -
0029430576     660   1,222,000           -
0029430758     731     550,000     550,000
0029431103     779     495,000     415,000
0029432028     781     571,000           -
0029432135     703     485,000           -
0029432242     764     549,250     549,161
0029433257     683     500,000           -
0029433349     742     610,000           -
0029433505     748     370,000           -
0029433554     777     400,000     399,900
0029434602     770     455,000     448,500
0029437142     744     415,000     410,000
0029438116     663     285,000     284,000
0029440443     761     437,000     437,000
0029440567     788     441,000     441,000
0029440666     682     420,000     420,000
0029440682     773     412,000     410,000
0029442597     806     672,500     672,372
0029443280     740     420,000     410,500
0029443710     634     455,000     453,247
0029445962     695     590,000     577,500
0029446507     746     459,000     459,000
0029446556     784     545,000     525,000
0029446614     720     493,000     493,000
0029447778     643     507,000     502,572
0029449162     783     720,000           -
0029449188     773     525,000     525,000
0029449220     716     800,000     763,662
0029449949     675     520,000           -
0029452216     678     323,000     305,150
0029454568     747     535,000           -
0029455086     736     450,000     425,000
0029456423     763     450,000     450,000
0029456530     726     379,000     374,000
0029457538     690     364,000     363,911
0029458486     710     545,000           -
0029461084     763     410,000           -
0029461399     766     396,000           -
0029461662     666     570,760     570,760
0029462561     740     800,000           -
0029462629     705     495,000     478,000
0029465184     756     615,000           -
0029465432     760     389,000     389,000
0029465465     734     800,000     800,000
0029465804     738     570,000     570,000
0029465820     685     830,000     810,000
0029465853     713     632,000           -
0029465887     622     550,000     544,500
0029467701     756     432,000     432,000
0029471851     603     469,240     469,240
0029471885     782     971,000     970,123
0029472370     776     640,000     598,900
0029472636     759     394,000     390,000
0029472644     601     620,000           -
0029473220     666     352,500     351,900
0029476397     736     580,000           -
0029476827     777     675,000           -
0029477072     744     460,000           -
0029477148     696     400,000           -
0029477460     787     439,900     439,900
0029478898     713     545,000     545,500
0029479748     746     791,000     779,500
0029479953     785     750,000     722,500
0029482361     747     950,000     900,000
0029482791     775     519,000           -
0029483039     743     355,000     335,000
0029483054     756     620,000     600,000
0029483070     735     415,000           -
0029483088     703     532,000     540,590
0029483138     689     637,500           -
0029483146     721     437,000     437,000
0029483203     757     525,000           -
0029485620     775     650,000     650,000
0029489101     760     366,000           -
0029491404     740   1,700,000           -
0029492337     720     490,000           -
0029493772     738     530,000     505,000
0029500998     734     745,000     745,000
0029502929     763     420,000           -
0029503133     658     500,000           -
0029503158     660     725,000           -
0029504610     696     355,000           -
0029504636     711     440,000           -
0029504933     788     730,000           -
0029505914     760     500,000     490,000
0029506292     719     522,000           -
0029506995     711     450,000           -
0029507282     767     450,000     450,000
0029507910     646     630,000           -
0029508058     786     525,000     525,000
0029508645     767     515,000           -
0029509924     760     645,000     637,500
0029510369     760     815,000           -
0029510500     768     450,000     448,920
0029510617     774     530,000     525,000
0029512472     770     410,000           -
0029512696     754     310,000     309,900
0029513611     766     460,000     422,000
0029513728     704     457,000     441,677
0029514718     712     531,500           -
0029515830     715     500,000           -
0029516747     672     802,000     795,000
0029518859     702     850,000           -
0029519147     763     880,000           -
0029520012     707     750,000           -
0029520210     778     550,000           -
0029521507     759     450,000           -
0029521754     779     565,000           -
0029521879     702     640,000           -
0029522950     704     850,000     850,000
0029523529     602     620,000     610,000
0029526670     683     550,000           -
0029527157     694     495,000           -
0029527280     797     544,500     540,000
0029527371     771     425,000     419,000
0029527587     692     600,000     600,000
0029527991     770     535,000           -
0029528593     696     593,000     567,450
0029528783     689     810,000           -
0029529278     789     435,000           -
0029529575     729     670,000           -
0029530037     682     475,000     475,000
0029530052     761     416,000     403,520
0029530060     672   2,700,000           -
0029530110     732     455,000     432,900
0029530177     792     490,000           -
0029530946     665     450,000           -
0029531324     661     585,000     575,000
0029531761     629     499,000     494,250
0029531878     735     550,000     550,000
0029532017     655     700,000           -
0029532397     748     385,000     384,500
0029533007     653     440,000     430,000
0029533569     754     650,000           -
0029536331     756     715,000           -
0029536646     737     401,000     401,000
0029537479     757     394,000     365,000
0029537909     779     630,000     629,900
0029538923     757   3,750,000           -
0029539517     769     675,000           -
0029540150     735     690,000     687,000
0029540770     746     417,000           -
0029541349     717     423,000           -
0029541828     640     386,000           -
0029543980     799     418,000     415,000
0029544780     708     415,000     412,500
0029544855     727     449,000     430,000
0029545001     674     545,000     540,000
0029545340     732     442,000     442,000
0029545746     729     501,000     497,664
0029545803     771     500,000           -
0029546587     705     475,000           -
0029547320     716     505,000           -
0029547726     771     556,000     555,900
0029548849     638     325,000     322,000
0029548880     744     435,000           -
0029549029     745     455,000           -
0029549235     757     610,000     603,468
0029549268     781     614,000           -
0029550787     735     820,000           -
0029550845     754     432,000           -
0029550878     641     435,000     430,000
0029550910     726   1,171,000   1,170,162
0029550969     762     415,000     415,000
0029551009     729     560,000     549,000
0029551058     748     445,000     445,000
0029551116     716     692,000     700,435
0029551165     675     380,000     365,000
0029551231     752     415,000           -
0029551272     699     574,000     574,000
0029551314     767     427,000     422,500
0029551801     750     550,000     535,000
0029552197     734   1,500,000           -
0029552973     759     460,000           -
0029553104     654     450,000     450,000
0029553450     783     585,000     585,000
0029553526     746     560,000           -
0029553567     776   1,000,000           -
0029555513     728     424,000           -
0029555661     689     430,000     435,000
0029555752     722     575,000           -
0029558038     791     520,000     520,000
0029558129     772     450,000     450,000
0029558202     734     740,000     740,000
0029558293     771     346,000     345,300
0029558541     776     535,000     527,000
0029558681     708     514,000     513,402
0029558764     742     735,000     710,000
0029558814     664     400,000           -
0029558848     713     770,000     760,000
0029558996     751     355,000     347,500
0029559051     774     421,000           -
0029559119     739     305,000     304,000
0029561347     760     380,000     380,000
0029562238     725     450,000           -
0029563335     801     489,000     485,000
0029564036     737     585,000     585,000
0029567898     769     295,000     294,880
0029569399     690     485,000     485,000
0029570744     765     470,000     465,000
0029571130     739     387,000     386,794
0029571148     771     500,000           -
0029571155     748     390,000     390,000
0029571163     685     365,000     360,793
0029571171     750     601,000     576,840
0029571189     729     450,000           -
0029571197     712     575,000           -
0029571205     810     495,000     485,000
0029571213     707     700,000           -
0029571221     725     511,000     510,000
0029571239     777     555,000     555,000
0029571247     800     595,000           -
0029571254     781     600,000           -
0029571262     765     600,000     660,000
0029571270     797     800,000           -
0029571288     773     710,000           -
0029571296     803     420,000     419,900
0029571304     647     411,000     409,051
0029571312     777     470,000     463,000
0029571320     707     700,000     689,000
0029571338     692     461,000           -
0029571346     777     705,000           -
0029571353     771     561,000     560,000
0029571361     774   1,580,000   1,580,000
0029571379     759     735,000     735,000
0029571429     746     680,000           -
0029571437     781     415,000           -
0029571445     690     330,000     328,000
0029571478     775     600,000           -
0029571494     784     425,000     422,842
0029571502     714     660,000     660,000
0029571544     707     505,000           -
0029571718     775     370,000     370,000
0029571734     777     550,000           -
0029571759     705     755,000           -
0029571767     692     450,000     450,000
0029571874     632     413,000           -
0029572054     769     805,000     805,000
0029572096     702     525,000     523,159
0029573920     796     545,000     540,000
0029573961     695     390,000           -
0029573987     798     555,000     555,000
0029575925     725     615,000     590,497
0029577152     768     475,300     475,337
0029577491     702     460,000     450,000
0029577558     737     430,000           -
0029577707     716     573,000           -
0029578176     750     800,000     780,000
0029578192     675     439,000     439,500
0029578655     673     730,000     725,000
0029578721     798     670,000     611,000
0029579422     730     629,000     629,000
0029580172     734     350,000     348,225
0029580453     752     444,000           -
0029580529     775     505,000     502,650
0029580586     770     760,000           -
0029580602     698     520,000           -
0029580644     734     850,000           -
0029580677     669     400,000           -
0029580693     718     515,000     512,500
0029580727     720     412,000           -
0029580776     775     525,000           -
0029580859     759     435,000     430,000
0029580925     775     425,000     424,900
0029580941     772     625,000     625,000
0029580982     759     520,000     519,000
0029581030     727   1,020,000   1,014,120
0029581089     773     739,000     735,000
0029582038     748     455,000           -
0029582301     713     342,000     342,000
0029582368     679     545,000           -
0029582392     664     325,000     321,900
0029582525     755     560,000           -
0029582582     733     525,000           -
0029582772     719     481,000           -
0029583168     738     401,089     401,089
0029583382     723     435,000     434,528
0029583473     716     444,000     444,000
0029583549     728     396,000     395,990
0029583606     739     570,000     569,688
0029583671     681     393,000     390,246
0029588019     776     350,000     347,784
0029589322     730     455,000           -
0029590106     628     641,000           -
0029591526     667     325,000     324,111
0029591542     750   1,775,000   1,825,000
0029591641     784     454,500     454,052
0029591682     761     650,000     659,074
0029591765     737     441,000     440,950
0029591880     725     440,000           -
0029591922     692     480,000     472,242
0029592128     759   1,300,000           -
0029592235     702     747,000     740,000
0029593027     754     560,000           -
0029593167     717     555,000           -
0029593225     727     460,000     455,900
0029593241     722     550,000     550,000
0029593308     723     370,000           -
0029593456     765   1,105,000   1,105,000
0029593480     779     428,500     416,776
0029593548     725     390,000     380,000
0029597259     717     625,000     625,000
0029600939     787     351,888     351,888
0029601135     722     403,500     403,215
0029603362     772     340,000     332,573
0029621851     796     778,000     777,900
0029632528     627     363,500     363,346
0029634557     623   1,000,000           -
0029634730     754     398,500     395,000
0029638392     787     410,000     404,276
0029641461     793     470,000           -
0029646965     746     375,000     375,000
0029661717     758     313,000           -
0029673092     726     375,000     372,795
0099000960     683     515,000     514,449
0099001257     769     615,000     615,000
0099001372     808     630,000     627,144
0099002453     727     410,000     394,522
0099002750     690     634,000           -
0099003170     664     490,000     489,000
0099003956     773   1,300,000           -
0099004095     770     425,000           -
0099005613     766     775,000     774,480
0099005928     764     515,000     515,000
0099006942     706     445,000           -
0099007148     796     600,000     589,900
0099007437     767     650,000     650,000
0099007569     697     645,000           -
0099007619     731     585,000           -
0099007825     719     475,000           -
0099007858     689     425,000     418,307
0099008526     797     835,000           -
0099008781     756     566,000     565,000
0099009284     738     520,000           -
0099009540     672     465,000     465,000
0099010381     652     400,000     398,700
0099010530     728     640,000           -
0099010555     742     700,000           -
0099010589     758   1,450,000           -
0099010605     768     605,000           -
0099010837     716     585,000     585,000
0099011371     762     390,000     390,000
0099012247     721     424,000     401,000
0099014003     667     470,000           -
0099014086     735     650,000           -
0099014383     771     500,000           -
0099014508     758     520,000     497,500
0099014805     776     580,000           -
0099015729     716     500,000           -
0099015778     672     575,000           -
0099016271     699     490,000           -
0099016297     725     610,000           -
0099016461     785     415,000     413,416
0099017337     741     750,000           -
0099018392     713     627,000     621,400
0099018574     747     800,000     785,000
0099018947     711     405,000     399,875
0099018954     707     390,000     389,900
0099019002     654     625,000     581,180
0099019952     785     545,000           -
0099019960     696     417,000           -
0099020224     745     650,000           -
0099020612     764     470,000           -
0099020646     732     450,000           -
0099020927     692   1,307,000           -
0099020935     724     602,000     601,714
0099021321     676     750,000           -
0099021693     632     345,000           -
0099021701     668     310,000     307,897
0099025256     739     498,000     496,777
0099028540     750     630,000           -
0099029001     757     375,000           -
0099032690     774   1,200,000           -
0099033532     751     470,000           -
0099033540     765     770,000           -
0099034415     694     385,000     385,000
6002719539     791   1,575,000   1,335,000
6004085574     796     699,000     699,000
6005286262     639     471,000     469,000
6005495194     681     474,000           -
6005866253     691   1,100,000           -
6007009266     769     390,000     390,000
6007960146     784     560,000     560,000
6008364504     810     500,000     500,000
6010195037     642   1,200,000           -
6012517626     684     400,000           -
6013466807     650     395,000           -
6014867755     727     407,000     407,000
6017837953     720     530,000     525,000
6018216231     744     450,000           -
6018606977     696     647,000     647,000
6018978574     762     655,000           -
6019194874     729     402,500           -
6021547895     646     801,000           -
6021922254     691     525,000           -
6022170713     750     650,000     650,000
6026569209     774     710,000     710,000
6026961778     738     645,000           -
6029501407     769     418,000     417,500
6029696645     783     540,000           -
6030676362     765     550,000           -
6032169374     697     625,000           -
6034508991     731     700,000           -
6035114237     782     730,000           -
6036166665     709   1,400,000           -
6039053894     791     850,000           -
6039379505     754     500,000     500,000
6042723913     723   2,220,000   2,220,000
6044291943     732     590,000           -
6044381991     765     491,000     491,566
6044930623     750     395,000     395,000
6046034143     740     445,000           -
6047915779     764     635,000           -
6049162438     784     700,000     700,000
6049212472     701     595,000     591,000
6049440644     725   1,250,000           -
6050249991     746     667,000     666,533
6050293494     780     484,000           -
6050683975     733     918,000     918,000
6052106272     707     531,000     530,643
6052170120     759     786,000           -
6053060262     785     550,000     534,000
6055447947     708     776,000     776,000
6056283366     743   1,025,000           -
6059971165     766   3,150,000           -
6061239288     619     645,000     644,000
6061910037     707     485,000           -
6064295030     723     660,000     660,000
6064626556     767     437,000           -
6065150853     696     650,000           -
6066378701     758     690,000     685,691
6070179368     644     503,000           -
6070817264     643     370,000     368,910
6072336180     713     699,000     699,000
6073640150     767     358,000     357,500
6073810282     746     424,950     424,950
6073834100     736     530,000           -
6077000286     686     529,000     529,000
6077452545     668     505,000           -
6077628037     725   1,050,000           -
6078464838     649     360,000     359,900
6080942060     732     346,000     346,000
6084018628     786     650,000     650,000
6089268186     754     775,000           -
6090151512     791     770,000     770,000
6091665437     757     475,000     475,000
6094685176     719     580,000           -
6094852271     760     795,000           -
6095538358     685     625,000           -
6098600072     745     480,000           -
6098821504     723     384,000           -
6098966747     739     468,000           -
6100289773     760     805,000           -
6100562757     682     453,000           -
6103563638     614     485,000           -
6103576853     680     725,000           -
6103763220     741     975,000     975,000
6109105210     779     394,000     390,000
6109906104     795     872,000     860,000
6114638775     769     700,000           -
6116870848     753     680,000           -
6117028875     682     480,000           -
6117247186     657     450,000           -
6118121505     759     395,000     394,900
6118586723     711     508,000           -
6119754528     756     790,000           -
6122545848     713     630,000           -
6126798567     754     737,500     737,500
6127395215     670     295,000     295,000
6128006225     673   1,600,000           -
6130357160     791     525,000     525,000
6130595926     728     770,000     750,000
6130830786     729     429,000     428,568
6133351665     689     675,000           -
6135807896     733     494,000     491,000
6137130180     769     420,000     414,000
6138630527     765     840,000           -
6139791641     719     865,000           -
6142420840     752     810,000           -
6145612922     636   1,460,000           -
6149137074     628     560,000     560,000
6149216480     749     614,000     610,000
6151517890     698     385,000     385,000
6154064239     790     410,000           -
6155487454     728     460,000     458,475
6161309080     734     425,000     425,000
6163032748     764     455,000           -
6163850610     750     590,000           -
6164070572     719     500,000           -
6164381144     699     427,500     427,500
6166593522     762     409,900     409,900
6167292132     685     500,000           -
6169776587     714     485,000     485,000
6170139973     772     635,000     635,000
6170258229     734     585,000           -
6171261768     639     475,000           -
6172850759     717     470,000           -
6172914910     747     525,000     525,000
6172935824     726     580,000           -
6173652238     684     765,000           -
6175744116     784     498,000     492,500
6177538888     708     705,000           -
6180630516     719     885,000           -
6181107209     766     524,000     524,000
6182591898     794     750,000           -
6182987724     771     520,000           -
6185735690     776   1,300,000   1,300,000
6187659096     655     440,000           -
6191343562     702     655,000           -
6192113857     751   1,100,000           -
6192219704     698     450,000     450,000
6192863725     660     655,000           -
6193395008     769     389,500           -
6193550784     707     385,500     385,500
6199168870     764     455,000           -
6200048665     786     417,000     417,000
6200529417     688     465,000     465,000
6200571781     736   1,200,000           -
6200940903     792     499,000     499,000
6201009385     722     567,000     567,000
6202383409     681     475,000           -
6202412315     776     459,000     459,000
6203822595     656     426,000           -
6204509399     776     430,000     430,000
6204937905     778     605,000     605,000
6205527028     677   1,200,000           -
6206441765     784     770,000           -
6208545175     681     298,000     298,000
6209693677     806     815,000           -
6209956314     769     810,000     810,000
6211288730     746     538,000     537,500
6212846460     768   1,380,000           -
6213349902     788     460,000     457,000
6213432609     735     550,000           -
6214406537     703     605,000           -
6215712222     758     590,000     590,000
6218446463     729     398,000     376,000
6219905384     678     410,000           -
6221168203     708     445,000     433,000
6223411858     736     673,895     673,895
6224251717     765     860,000           -
6226073317     711     655,000     655,000
6228130701     711     420,000           -
6228275944     760     450,000     450,000
6228625478     751     750,000           -
6229628182     714     405,000     405,000
6229734378     636     700,000     700,000
6232306628     712     930,000     928,919
6232948650     639     485,000           -
6234746052     744     492,000     492,000
6237144610     806   1,000,000           -
6239344986     782     675,000           -
6239691949     632     335,000           -
6242117445     757     385,000     385,000
6244109036     757     440,000           -
6244815228     775     555,000           -
6245579930     712     450,000           -
6245879751     719     893,000     990,000
6247296608     740     419,000     418,925
6247958686     666     565,000           -
6251032741     742     750,000     750,000
6251677693     806     483,500     483,500
6252187650     765     648,000     648,000
6252389363     632   1,250,000           -
6254148098     797     550,000           -
6255406164     756     619,000           -
6256332625     773     387,000           -
6257116886     741     540,000           -
6259715800     756     646,000     625,000
6263459775     775     395,000     392,500
6264289486     637     975,000           -
6264429223     723   1,225,000           -
6265106580     776     743,500           -
6266134110     708     685,000     685,000
6271222967     746     536,000     530,000
6271833136     728     850,000           -
6272128395     786     451,000     451,000
6272357770     676     404,000     404,500
6273857349     772     892,000     875,000
6274158234     677     705,000           -
6276409445     791     785,000     775,000
6276921563     621     385,000     385,000
6278328429     788     444,200     441,500
6279124850     679   2,000,000           -
6279842667     613     575,000     553,000
6280548030     628     510,000           -
6283847439     701   1,230,000           -
6284003495     764     821,000     820,028
6284145098     683     550,000           -
6285155203     736   2,395,000   2,395,000
6287243692     674     970,000           -
6288072322     792     505,000     505,000
6289658012     729   1,039,000   1,038,600
6290341624     662     440,000           -
6293261910     708     510,000           -
6293654916     720     415,000           -
6293914229     685     425,000     425,000
6293932700     778     355,000           -
6294660169     786     500,000           -
6294705592     752     360,000           -
6294842742     760     965,000           -
6295159864     784     605,000           -
6295547910     788     425,000     415,500
6296230235     664     535,000           -
6297100395     789     554,000           -
6301868631     636     525,000           -
6302416976     698     420,000     419,500
6306233070     670     590,000           -
6306697365     683     415,000           -
6307264751     738     420,000           -
6318517460     673     470,000     470,000
6319378920     789     374,000     374,000
6319796824     732     675,000     450,000
6320103945     626     434,000           -
6320679555     793     459,500     459,500
6320973073     720   2,150,000           -
6321255975     705     600,000           -
6321258417     786     455,000           -
6322415198     738     480,000           -
6323591781     690     559,000           -
6324464079     749   1,500,000           -
6325068424     650     515,000     515,000
6325201652     695     610,000     605,000
6326733836     652   1,200,000           -
6329249269     803   1,500,000   1,500,000
6329457623     738     387,000     381,000
6329626847     639     411,000           -
6329627696     709     450,000           -
6332081303     000     425,000     425,000
6333105705     644     555,000           -
6333189386     761     950,000     950,000
6334528947     628     313,700     313,664
6335213804     701     714,000           -
6336509499     684     740,000     729,000
6339869254     706     776,000     776,000
6340829115     771     907,500     907,500
6343168065     754   2,000,000   2,000,000
6343989072     698     740,000     675,000
6347457019     780     574,000           -
6347582253     779     540,000     530,000
6347730514     769     710,000           -
6348489763     779     461,000     461,000
6348735538     661     425,000           -
6349126828     769     630,000     629,526
6350245343     773     585,000     585,000
6351256141     708     382,000     382,000
6352519364     722     387,000     386,500
6353504688     797     400,000     398,000
6354125608     728     725,000           -
6354951425     666     593,000           -
6361600254     660     500,000           -
6364760600     686     415,000           -
6364811510     764     549,000           -
6365460424     762     485,000     485,000
6365868303     711   1,100,000   1,075,000
6366420815     688     485,000     485,000
6368377385     743     780,000     740,000
6372607256     733     545,000           -
6372873098     750     625,000           -
6375605745     794     505,000           -
6375854475     672     870,000     862,500
6376782964     796     680,000     680,000
6379510834     740     650,000           -
6384093149     761     490,000     465,000
6385016354     707     460,000           -
6389869600     644     465,000           -
6390222427     687     781,000     780,000
6391909576     659     925,000           -
6392578990     737     585,000           -
6394141466     778     874,000           -
6395083329     778   1,080,000           -
6397583607     765     465,000           -
6401088361     685     955,000           -
6403709899     753     755,000     748,183
6404185271     729     406,000           -
6405471100     743     510,000           -
6406393386     692     508,000           -
6410428459     786     531,000           -
6411816801     752     400,000           -
6413915601     658     425,000     425,000
6414555679     723     636,000     636,000
6415539136     751     420,000     420,000
6416171780     792     400,000     380,000
6417317697     774     460,000     460,000
6417617468     761     575,000           -
6418235625     761     520,000     520,000
6418750953     719     450,000           -
6419179178     762     641,000           -
6419691313     704     440,000     440,000
6419709420     641     405,000           -
6420755917     680   1,275,000           -
6425251839     711     390,000           -
6431342838     737   1,000,000           -
6431571147     733     490,000           -
6433544589     766   1,200,000   1,200,000
6435413809     725     372,000           -
6438781855     638     585,000     579,406
6439865053     768     685,000           -
6441831184     790     515,000     515,000
6441868566     714     625,000     638,000
6442488364     741     525,000     525,000
6442642721     773     416,000     392,500
6443175309     704     915,000           -
6445373456     747     400,000     400,000
6445547182     698     610,000           -
6449482253     691     615,000     612,500
6450138182     766     890,000           -
6450388522     780     388,000     388,000
6455137551     795     565,000     560,000
6458002760     761     499,000     499,000
6458329304     756     650,000     650,000
6458671580     754     600,000           -
6459275316     715     485,000           -
6465272976     704     469,500     469,500
6466221667     720     383,000     383,000
6471373891     795     525,000           -
6472005468     756     634,000           -
6472774675     660     420,000           -
6473998141     754     650,000     640,000
6475854367     707   1,000,000   1,000,000
6476147407     742     395,000           -
6479124361     672     393,000           -
6480130001     763     750,000           -
6482760276     692     515,000     512,000
6482993711     691     455,000           -
6483487457     728     595,000     594,200
6486948596     702   1,000,000           -
6487087659     735     980,000           -
6487112614     776     498,000     494,000
6491898562     772     925,000     925,000
6492908501     732     456,000     456,000
6492941973     715     675,000           -
6498646550     768     715,000           -
6499621214     789     500,000           -
6499920145     623     960,000           -
6507025945     716     690,000           -
6507799689     779     590,000     590,000
6507947841     697     470,000           -
6508148225     634     500,000           -
6508902316     725     820,000     825,000
6510515106     776     565,000           -
6512721413     651     476,000     470,000
6513789815     637     455,000     455,000
6516762694     784     570,000     567,307
6517488307     715     435,000           -
6517781982     711     588,900     588,900
6520587566     641     441,000     440,322
6523118633     744     480,000           -
6523235387     717     467,000           -
6524466932     735     725,000           -
6524760359     781     495,000     490,000
6525185002     691     525,000     525,000
6527521410     693   1,300,000           -
6530818456     730     435,000     435,000
6531075387     766     500,000     500,000
6533196595     718     450,000     450,000
6534806986     751     380,000     379,000
6536549592     794     650,000     650,000
6541689094     672     790,000           -
6543204538     713     395,000     375,000
6544596031     683   3,700,000           -
6545557172     753     740,000           -
6546151702     766     465,000     465,000
6547384476     773     455,000           -
6548355558     765     625,000     615,000
6548365045     653     809,000           -
6548569208     709     430,000     428,500
6549249230     745     900,000           -
6549252226     733     850,000           -
6551519306     638     435,000     435,000
6556165675     717   1,750,000           -
6559624710     786     715,000           -
6559774606     697     397,000           -
6561681419     724     524,000     523,000
6564317003     789     730,000           -
6564392758     766     900,000           -
6566013873     783     565,500     555,000
6566894249     779     775,000     773,000
6567949539     784   1,100,000           -
6568458332     780     450,000     445,000
6570046596     758   1,740,000           -
6570148103     706     500,000           -
6572233432     790     395,000     395,000
6574494222     665     875,000           -
6574761877     659     475,000           -
6579363398     758     825,000           -
6581366074     787     942,000     941,000
6582575533     665     544,000     544,000
6583075129     757     590,000     582,500
6584271487     699     500,000     496,000
6584526336     656     500,000     487,700
6585475764     765     610,000     610,000
6586263789     768     625,000           -
6586300136     740   1,375,000           -
6588683448     723     722,000           -
6589333076     812   1,150,000           -
6597048302     620     550,000           -
6598335922     752     885,000     885,000
6600214818     774     385,000     380,209
6601157099     751   1,185,000   1,185,000
6601652925     777   1,200,000   1,200,000
6601749432     733     720,000     719,000
6605157616     756   1,300,000   1,278,950
6605282414     650     528,000     528,000
6605617908     710   1,550,000           -
6606609136     760     430,000     430,000
6607800825     704     475,000           -
6607877492     786     560,000           -
6607915326     766     770,000     770,000
6607923858     718     500,000           -
6608443609     690     408,000           -
6612051208     645     599,000           -
6612885100     772     575,000     575,000
6613599775     791     515,000           -
6613688123     789     421,000     404,000
6614321567     721     923,000     868,060
6618136045     762     545,000           -
6620950151     774     423,000     432,000
6625583957     725     797,000           -
6627413377     748     300,000     300,000
6629683068     784   1,030,000           -
6631179162     714     397,000           -
6631656920     640     550,000           -
6631673180     708     710,000     683,500
6633041394     744     569,000     569,000
6633199440     678     820,000     750,000
6634128331     774     575,000           -
6634173162     798     692,000     691,191
6635398180     752     469,000     469,000
6636562222     748     615,000     615,000
6638468428     756     725,000           -
6639135281     632     830,000     700,000
6639379814     622     450,000           -
6641562894     667     550,000           -
6642135393     724     500,000           -
6642136250     709     480,000           -
6645137271     692     665,000           -
6646346103     730     870,000           -
6648981279     741     950,000           -
6649586887     790     735,000           -
6650653824     650     527,000           -
6652992808     670     450,000           -
6654153367     732     485,000           -
6655031679     736   1,325,000   1,325,000
6655532015     737     615,000           -
6655897889     721     775,000           -
6656241756     687     837,000           -
6656586010     661     315,000     310,000
6656895197     700     640,000     630,000
6658234031     760     377,000     376,500
6661391372     715     650,000           -
6664051700     737   1,390,000           -
6665173875     797   1,150,000   1,150,000
6666025181     774   1,250,000           -
6666986044     710     495,000     495,000
6667652082     753     520,000           -
6667938499     657   1,585,000           -
6669392059     737     500,000           -
6671273602     668   1,260,000   1,186,784
6673312176     741     368,000           -
6673679202     792     860,000           -
6674330532     794     550,000     550,000
6674942062     698     675,000           -
6675458969     638     615,000           -
6676552927     728     452,500     449,900
6676915835     779     600,000           -
6679433158     654     439,000           -
6680768428     711     850,000           -
6683306929     746   1,390,000           -
6684842039     772     850,000     850,000
6685896372     730     380,000     377,067
6686514537     672     490,000     489,500
6687496601     681     455,000           -
6687594868     756     550,000           -
6688602652     773     695,000     695,000
6692610014     720     420,000           -
6693380690     741     420,000           -
6695590858     779     475,000     466,900
6696714465     776     420,000     416,750
6697305917     714   1,475,000           -
6698593099     792     525,000     525,000
6698777544     767     399,500     392,500
6700085787     734     766,000           -
6702601490     692     550,000           -
6702715845     705     401,000     400,000
6703576964     727   1,150,000           -
6707084114     699     365,000     365,000
6708523870     775     580,000           -
6710434991     722     765,000           -
6711245255     663     395,000     394,000
6711379690     766     875,000           -
6711784659     774     440,000           -
6713195649     760     430,000           -
6714091466     675   2,765,000   2,765,000
6715447303     693     660,000           -
6718354324     791     805,000     805,000
6721852710     667     430,000     429,000
6722105886     742     482,000           -
6722501399     752     825,000           -
6723394539     606     650,000           -
6725414400     745   1,100,000           -
6727101260     765     885,000           -
6729601960     728     395,000           -
6730000004     765   4,500,000           -
6731721772     769   1,450,000           -
6732643280     620     320,000     320,000
6732920191     686     435,000     435,000
6733129511     678     540,000     540,000
6733192055     703     605,000           -
6733752700     673     570,000           -
6734969584     723     510,000           -
6736584019     779     490,000           -
6736732295     698     501,000           -
6737093309     741     390,000     385,000
6737467842     695     550,000     500,000
6737749900     748     595,000     573,000
6739178660     741     560,000     560,000
6739611793     780     609,000     609,000
6740078446     762     550,000           -
6740096216     702     450,000           -
6742985010     788     590,000           -
6747346838     753     875,000           -
6748613483     770     864,000     860,000
6748702294     704     419,000     419,000
6748928725     768     512,000     511,071
6749934573     791   1,650,000           -
6750254424     771     700,000     690,000
6750792563     780     650,000     650,000
6754176128     705     742,000           -
6754239611     738     383,500           -
6757212862     750     505,000           -
6757799017     677     390,000           -
6760527967     786     550,000           -
6760865185     699     395,000     392,000
6761359238     683     400,000           -
6762502331     751     777,000           -
6762961628     704     442,000     413,000
6762979174     675     390,000     390,000
6766097882     752     569,000     568,500
6767426841     695     910,000           -
6767440727     798     925,000     911,000
6768322445     777     640,000     601,000
6770622774     759     465,000           -
6774420068     694     650,000           -
6777158228     692     630,000           -
6778187937     636     430,000     430,000
6778461381     782     695,000     695,000
6778793643     673     686,000     675,000
6781329955     680     820,000     775,000
6783741157     757     800,000           -
6786717790     729     675,000           -
6788476213     654   1,050,000           -
6789911275     688     615,000           -
6790402165     749     411,000           -
6790852880     779     406,000     394,833
6790917188     671     682,000           -
6793054021     613     297,000     297,000
6793370112     782   1,000,000     867,606
6795019147     752     660,000     660,000
6795392395     697     750,000           -
6796190004     727     450,000           -
6798122922     779   1,100,000           -
6798391022     775     301,000     301,000
6802223484     635     780,000           -
6802277068     751   1,475,000           -
6803428025     739     460,000     457,000
6804655832     794   1,200,000           -
6806608276     701     830,000     840,804
6808864844     770     750,000           -
6810847241     788   1,130,000   1,105,000
6811187100     712     567,000           -
6813163331     724     530,000     519,950
6814836133     813     500,000     500,000
6817754002     778     515,000           -
6819082998     757   1,175,000   1,210,000
6821275697     782     608,000     562,500
6821618359     742   1,400,000           -
6821687024     787     831,000           -
6825413211     709     490,000     490,000
6826642388     763     392,000           -
6828118726     638     373,000     365,000
6830246192     790     455,000     455,000
6831116261     713     875,000     875,000
6832907692     753   1,700,000           -
6833774489     694     490,000     489,858
6836705449     713   1,325,000   1,275,000
6836792868     786     640,000           -
6837882262     685   1,501,000   1,500,777
6837887212     659   1,028,000           -
6839348304     728     610,000     610,000
6841172064     765     700,000           -
6841281451     758     455,000           -
6841459727     731   1,510,000   1,510,000
6841845032     781     693,000     693,000
6842906734     783     585,000     585,000
6843319085     683     555,000           -
6845586020     687     833,000     823,500
6847149439     691     778,000           -
6848349442     701   1,552,250   1,550,000
6849916322     734     900,000           -
6850048403     717     415,000           -
6850407609     743     815,000           -
6851313921     729     798,000     795,000
6852091732     759     400,000           -
6853112446     724     725,000           -
6853125414     725     600,000           -
6855104961     776     491,000     490,000
6855125065     771     975,000     923,104
6856153793     778   2,800,000           -
6857644915     665     325,000     312,000
6859381474     745     512,000     511,667
6860384970     743     920,000     916,000
6860529871     791     685,000           -
6861603055     742     480,000     450,000
6863160138     789     550,000           -
6863987456     705     560,000           -
6865853532     746     640,000           -
6867400134     753     625,000     610,000
6868126290     706     495,000           -
6869688132     774     370,000     369,000
6870216022     672     545,000           -
6870300099     717     430,000     430,000
6873413170     720     570,000           -
6873790650     724     455,000           -
6874669788     764     650,000           -
6875073279     765     400,000     400,000
6875409549     762     539,000     539,000
6878686432     782     571,000     571,000
6879224894     701     460,000           -
6880101115     754     860,000     839,500
6882921585     729     415,000           -
6883672336     788     490,000           -
6884203156     673     620,000           -
6886884383     768     925,000     850,000
6888883490     701     480,000           -
6889101033     764     440,000     440,000
6889153422     756     650,000           -
6889921703     782     625,000           -
6890760157     739   1,685,000   1,685,000
6891667773     772     700,000           -
6892660702     768     465,000     441,850
6893910833     664     555,000           -
6894259735     763     415,000     415,000
6895494323     792     875,000           -
6896530075     714     900,000           -
6898568438     768     453,000     453,000
6904535827     748     780,000           -
6905497498     692     417,000     412,000
6906630022     821     750,000           -
6906630188     746     575,000           -
6908028258     797     630,000     626,000
6908050419     680     445,000           -
6908604454     772     445,000     443,400
6909190289     763     465,000           -
6909768100     687     620,000           -
6910028890     687   1,000,000           -
6911385703     778     670,000           -
6911511704     767     517,142           -
6912410096     736     458,000     458,000
6912570055     747     650,000           -
6914279002     786     405,000     400,000
6914578056     768     700,000           -
6915560475     722     415,000     415,000
6916558684     761     640,000     640,000
6918377190     757     380,000     380,000
6918377620     609     628,000           -
6919550530     674   2,500,000           -
6921094295     668     800,000           -
6921254147     716     750,000           -
6922333569     650     685,000     684,000
6923151275     757     625,000           -
6924713339     786     850,000           -
6924876748     801     618,000           -
6925576032     679     600,000     595,417
6926744951     764     545,000           -
6927176401     782     650,000           -
6928893723     726     514,000     514,000
6929494554     720     647,000     647,000
6929647896     658     591,000     591,000
6930761579     774   1,400,000   1,400,000
6932183400     690     510,000     510,000
6932545095     791   1,350,000   1,100,000
6932612317     683     515,000           -
6934891869     677     390,000     385,000
6937146717     763     800,000           -
6938563415     745     575,000           -
6939780620     762     470,000           -
6941067321     737     425,000     425,000
6941512656     720     672,000     672,000
6941777127     781     410,000     399,000
6942265031     767   2,650,000           -
6942327252     727     730,000     725,000
6943132453     746     780,000           -
6946113757     700     486,000           -
6946577852     668     510,000           -
6947459605     756     550,000           -
6948783896     779     380,000     370,000
6952659362     789     380,000     379,900
6954258809     654     751,000           -
6957554436     701     680,000           -
6957957142     770     620,000     616,000
6959638427     715   1,080,000           -
6974945963     682     475,000           -
6978139167     745     635,000     635,000
6978775291     790     460,000     451,750
6982302835     762     640,000     632,000
6985393690     653     528,000     520,000
6988119779     723     490,000           -
6991187045     000     380,000     375,000
6992349529     777     665,000     660,000
6994899364     654     425,000           -
6995077663     708     495,000     489,000
6996419773     621     460,000           -
6996591431     753     343,000           -

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE


Bank of America Securities
BOAMS 2001-6
15 YR

Loan Count:                                           278
Scheduled PB:                              125,417,551.68
Interest Rate W/A:                                  7.29%
Terms to Maturity W/A:                                177


   Loan     Borrower                Zip          Property                             Loan
  Number    Last Name        State  Code           Type           Occupancy          Purpose
0028763472  COETZER           FL    33160     High-Rise Condo      Primary          Purchase
0028970572  WOLF              PA    18938      Single Family       Primary          Refinance
0029001443  MOELLER           TX    77055           PUD            Primary          Purchase
0029019643  MCGUIRE           IL    61822      Single Family       Primary          Purchase
0029039765  LUDEMAN           VA    22576      Single Family      Secondary    Cash-out Refinance
0029046166  FRANKEL           NC    27055      Single Family       Primary          Refinance
0029047149  MAVROMATIS        MD    20872           PUD            Primary          Purchase
0029138872  RUSSEL            MD    21813           PUD           Secondary         Purchase
0029150471  GARCIA            KS    66224           PUD            Primary          Purchase
0029189230  HOTT JR           CO    80525           PUD            Primary          Refinance
0029193737  BERETTA           CA    92657           PUD            Primary          Purchase
0029195898  BENNETT           DC    20037       Condominimum       Primary          Purchase
0029199932  TRUONG            CA    95138      Single Family       Primary          Refinance
0029207958  ZHENG             MD    20850           PUD            Primary          Purchase
0029222585  LOVELESS JR       AL    35223      Single Family       Primary          Refinance
0029290178  PECCHIO           GA    30145           PUD            Primary          Purchase
0029292059  COHEN             FL    33328           PUD            Primary          Purchase
0029306594  MCNEIR            IL    60048      Single Family       Primary     Cash-out Refinance
0029328374  CHAO              CA    91754      Single Family       Primary          Refinance
0029328457  HAUKENESS         CO    80304      Single Family       Primary     Cash-out Refinance
0029330115  WRIGHT            MN    55346      Single Family       Primary          Purchase
0029330586  ROTHSTEIN         MN    55331      Single Family       Primary     Cash-out Refinance
0029341443  MELO              FL    33328           PUD            Primary          Purchase
0029341526  SHETH             GA    30329      Single Family       Primary          Refinance
0029361078  GRAM              MD    21037           PUD            Primary          Purchase
0029367109  MCCANN            OK    74137      Single Family       Primary          Refinance
0029368024  RAZZAQUI          CA    95020      Single Family       Primary          Refinance
0029368081  HOWE              AZ    86001           PUD            Primary          Refinance
0029368115  OLSON             AZ    85331           PUD            Primary          Purchase
0029368305  MARSHALL          MA    02632      Single Family       Primary          Purchase
0029375912  WILDENTHAL        TX    75219     High-Rise Condo      Primary          Purchase
0029387826  POWELL            VA    23220      Single Family       Primary          Refinance
0029393451  CHA               OK    74011      Single Family       Primary          Purchase
0029396447  HATCH             TX    76449      Single Family      Secondary         Refinance
0029399854  LEWIN             CA    90036      Single Family       Primary          Refinance
0029404456  WARNER            CO    80482           PUD           Secondary         Purchase
0029405073  BEGLE JR          DC    20008      Single Family       Primary     Cash-out Refinance
0029408192  VILASI JR         FL    34202           PUD            Primary          Purchase
0029422235  LEES              CA    91604      Single Family       Primary     Cash-out Refinance
0029423076  LESLIE            FL    33772      Single Family       Primary     Cash-out Refinance
0029424991  FREED             CA    95602           PUD            Primary          Purchase
0029431640  MEAGHER           WA    98040      Single Family       Primary          Refinance
0029433604  VON BARGEN        WA    98199      Single Family       Primary          Purchase
0029438785  BARES             TN    38018           PUD            Primary          Purchase
0029442860  PROVINS           NV    89134           PUD            Primary          Purchase
0029457579  MACDONALD         CA    94538      Single Family       Primary     Cash-out Refinance
0029458403  MCCANDLESS        TX    75087      Single Family       Primary          Purchase
0029459872  ZANAN             FL    33154       Condominimum      Secondary         Purchase
0029461043  CHURCHMAN         TX    75093           PUD            Primary          Purchase
0029463973  LUCAS             VA    22305      Single Family       Primary          Refinance
0029464435  LEVERMORE         DC    20007      Single Family       Primary          Purchase
0029468428  PRENGLER          TX    75248      Single Family       Primary          Refinance
0029470952  MOSHTAGHI         SC    29492           PUD            Primary          Refinance
0029471281  GERAGHTY          CO    80525           PUD            Primary          Purchase
0029472354  TAGGART           SC    29401      Single Family      Secondary         Refinance
0029473253  TSENG             TX    75079           PUD            Primary          Purchase
0029476785  WATKINS           WA    98335      Single Family       Primary          Refinance
0029482940  MANDELKER         OH    43017      Single Family       Primary          Refinance
0029482957  ORNDORFF JR       MD    21842       Condominimum      Secondary         Purchase
0029486149  CLING             OR    97403      Single Family       Primary     Cash-out Refinance
0029501848  KELLER            SC    29690      Single Family       Primary     Cash-out Refinance
0029510922  ZALOBA            TN    37067      Single Family       Primary          Refinance
0029532181  KHWICE            MN    55386      Single Family       Primary     Cash-out Refinance
0029534757  BANNING JR        VA    24121           PUD           Secondary         Refinance
0029541877  TRAN              WA    98029           PUD            Primary          Purchase
0029548757  COWEN             TX    78248           PUD            Primary          Purchase
0029551959  WAN               CA    91006      Single Family       Primary          Purchase
0029555638  ATHERTON JR       TX    77401      Single Family       Primary          Purchase
0029555844  PARK              CA    92646           PUD            Primary     Cash-out Refinance
0029562055  TANG              KS    66224           PUD            Primary          Refinance
0029564143  GEORGE            IL    62707      Single Family       Primary          Refinance
0029569704  GRAHAM            IL    60048      Single Family       Primary          Refinance
0029571403  POLLACK           WI    53092      Single Family       Primary          Refinance
0029571411  SLOTTERBACK       WI    53226      Single Family       Primary          Purchase
0029571460  SODERGREN         CT    06419      Single Family       Primary          Purchase
0029571510  JARRARD           WI    53705      Single Family       Primary          Refinance
0029571528  HARTMAN           IA    52403      Single Family       Primary          Purchase
0029571536  KULWIN            MA    02568      Single Family      Secondary         Purchase
0029571726  BEADERSTADT       IA    52753      Single Family       Primary          Purchase
0029571775  KALAND            WI    53045           PUD            Primary     Cash-out Refinance
0029571783  BORYS             IL    60126      Single Family       Primary          Purchase
0029571791  CAHAIL            MO    65020      Single Family       Primary          Refinance
0029571817  BURNS             FL    33770      Single Family       Primary          Purchase
0029572120  OWENS             AZ    85054           PUD            Primary          Purchase
0029577624  CHIVINGTON        IL    60540      Single Family       Primary          Refinance
0029577657  HARMON            IA    52403      Single Family       Primary          Refinance
0029577665  GRISONI           AZ    85259           PUD            Primary          Purchase
0029580784  PILANUN           MD    20854      Single Family       Primary          Refinance
0029582111  YEH               VA    22209           PUD            Primary          Refinance
0029582442  GRIFFIN           MD    20723           PUD            Primary          Purchase
0029582632  ALLISON           TX    75231      Single Family       Primary          Purchase
0029582715  WEST              TN    37922           PUD            Primary          Refinance
0029582889  LEE               NY    10304      Single Family       Primary          Purchase
0029582947  PIERSON           NJ    07976      Single Family       Primary     Cash-out Refinance
0029603545  JORDAN            VA    23454      Single Family       Primary          Refinance
0029638715  FLURY             MD    21401           PUD            Primary          Purchase
0099018798  GORDEYCHEV        CA    94546      Single Family       Primary     Cash-out Refinance
0099019416  VICK JR           CO    80816      Single Family      Secondary         Refinance
0099024564  LANCASTER         GA    30331           PUD            Primary          Refinance
0099024820  DOAN              CA    95148      Single Family       Primary          Refinance
6001016499  LEE               CA    94122      Single Family       Primary          Refinance
6001843041  KASTEN            CA    91302           PUD            Primary     Cash-out Refinance
6001971214  KEESTER           FL    32034           PUD            Primary          Refinance
6005344988  NEVIN             CA    94941      Single Family       Primary          Refinance
6020092257  NOMI DDS          WA    98008      Single Family       Primary          Refinance
6025516276  KELLY             CA    92651      Single Family      Secondary         Purchase
6035467213  STEIN             WI    53217      Single Family       Primary          Purchase
6036603410  THOMAS            CA    94563      Single Family       Primary          Refinance
6036658588  CRUZ              NV    89109     High-Rise Condo     Secondary         Purchase
6072019232  CIRILLO           CA    92110      Single Family       Primary          Refinance
6072643213  HARRIS            SC    29576      Single Family      Secondary         Purchase
6076139846  ANDERSON          CA    90049      Single Family       Primary          Refinance
6076224770  ELYAKIM           NY    11229      Single Family       Primary          Purchase
6082649846  GIROLAMI          CA    94010      Single Family       Primary          Refinance
6089568940  HAISLIP           CA    95220      Single Family       Primary     Cash-out Refinance
6090426294  VON SPRECKEN      CA    92887      Single Family       Primary          Refinance
6094046908  CHILD             CA    92653           PUD            Primary          Refinance
6100033320  SUTERA            AZ    86442      Single Family       Primary          Refinance
6101088356  HAMMOND           MI    48167      Single Family       Primary          Refinance
6121188038  WANG              CA    94306      Single Family       Primary          Refinance
6134443651  BIEN              CA    94558      Single Family       Primary          Refinance
6139627076  HERMAN SR         NC    27215      Single Family       Primary     Cash-out Refinance
6140655942  BASSHAM           CA    92128           PUD            Primary     Cash-out Refinance
6143460712  HOVANNESSIAN      CA    91011      Single Family       Primary     Cash-out Refinance
6149140730  QUATEMAN          CA    90265       Condominimum      Secondary         Purchase
6151883383  DAVID             GA    30307      Single Family       Primary     Cash-out Refinance
6153925703  JAHN              IL    60464      Single Family       Primary          Refinance
6160994858  WEST              FL    33040      Single Family      Secondary         Purchase
6163480004  FORSLUND          MN    56472      Single Family      Secondary         Purchase
6165726297  UMBREIT           CA    91604      Single Family       Primary          Refinance
6168654942  WINTER            IL    60022      Single Family       Primary          Refinance
6169469092  BRAMBILA          CA    91910      Single Family       Primary          Purchase
6196907700  KOCHER            CA    94025           PUD            Primary          Refinance
6200658174  HESS              MD    21012      Single Family       Primary     Cash-out Refinance
6204042318  GERSH             MD    20815      Single Family       Primary     Cash-out Refinance
6204073669  FEIN              CA    91607      Single Family       Primary          Refinance
6210879034  WIMER             VA    22101           PUD            Primary     Cash-out Refinance
6215518082  GREENE III        NC    27932      Single Family       Primary          Refinance
6217110292  BERMAN            MI    48304      Single Family       Primary          Refinance
6226717004  BLAKESLEE SR      VA    20151           PUD            Primary          Purchase
6235869127  DUFFY             CA    94115       Condominimum       Primary     Cash-out Refinance
6241337630  NGUYEN            CA    91107      Single Family       Primary          Purchase
6254217174  ADAMS             CA    93953      Single Family      Secondary         Refinance
6263556869  SMITH JR          GA    31768      Single Family       Primary          Refinance
6273578317  SCHECHTER         FL    33483       Condominimum       Primary          Purchase
6281039930  YERUSHALMI        NV    89109     High-Rise Condo     Secondary         Purchase
6285483555  WONG              CA    95125           PUD            Primary          Refinance
6293301823  BERGESON          GA    30307           PUD            Primary          Purchase
6296689497  TAVENNER          VA    23838           PUD            Primary          Purchase
6298811263  SNYDER            CA    91316      Single Family       Primary          Refinance
6306017143  RANDOLPH JR       PA    19087      Single Family       Primary     Cash-out Refinance
6306279941  NGUYEN            CA    92648           PUD            Primary     Cash-out Refinance
6309601398  KEVESEVIC         CA    94550      Single Family       Primary          Purchase
6309778790  SIMINITUS         CA    94402      Single Family       Primary          Refinance
6321987130  EWERS             TX    75219     High-Rise Condo      Primary          Purchase
6329305566  WOLOWICZ          CA    90275      Single Family       Primary          Refinance
6330980811  ROBBINS           CA    93908      Single Family       Primary     Cash-out Refinance
6332699658  MAYER             WA    98004       Condominimum       Primary          Refinance
6333135165  VANDENBRINK       WA    98072      Single Family       Primary     Cash-out Refinance
6341723713  GROTH             MI    49085      Single Family       Primary          Purchase
6344447161  CHO               CA    94539      Single Family       Primary          Refinance
6348696425  YU                CA    91108      Single Family       Primary          Purchase
6348924942  SKOLNICK          CA    91302           PUD            Primary          Refinance
6355615540  CALDWELL          FL    33767     High-Rise Condo      Primary          Purchase
6358721915  RAMSEY            CA    95630      Single Family       Primary     Cash-out Refinance
6359648349  AYRES             DC    20016       Condominimum       Primary          Refinance
6363856250  JONES             CA    94403      Single Family       Primary          Refinance
6366792189  ASHTON            CA    91362           PUD            Primary          Refinance
6367641971  MILLER            CO    80503           PUD            Primary          Refinance
6369860363  HARRIS            NC    27927           PUD           Secondary         Refinance
6384741846  GREGORY           CA    94514           PUD            Primary     Cash-out Refinance
6385380966  CROWE             SC    29672      Single Family      Secondary    Cash-out Refinance
6388729599  DURHAM            CA    95030      Single Family       Primary          Refinance
6391766166  GELLING           CA    92705      Single Family       Primary     Cash-out Refinance
6406395381  HUANG             CA    92657      Single Family       Primary          Refinance
6421788974  BERI              CT    06820      Single Family       Primary          Purchase
6425607097  GREENSPOON        FL    33021      Single Family       Primary          Refinance
6440724901  STEIN             MD    20850           PUD            Primary          Refinance
6449608873  DEPHILIPPIS       CA    92118           PUD            Primary          Refinance
6464373767  AINGE             VA    20194           PUD            Primary          Purchase
6466464101  FEINBERG          FL    33021           PUD            Primary          Refinance
6467260318  LAROCHE           SC    29020      Single Family       Primary     Cash-out Refinance
6476870339  NEWHALL           CA    95032      Single Family       Primary     Cash-out Refinance
6485742099  SUMMER            NC    27310      Single Family       Primary     Cash-out Refinance
6494654533  SINGH TAGORE      CA    93727      Single Family       Primary     Cash-out Refinance
6509581242  GETSAY            TN    37212      Single Family       Primary          Purchase
6510973768  DELGADO           CA    90266           PUD            Primary     Cash-out Refinance
6519100827  GREENHALGH        CA    95616      Single Family       Primary     Cash-out Refinance
6527101478  BUARQUE DE MACE   DC    20016           PUD           Investor          Refinance
6530183984  DANIELS           MD    21601      Single Family       Primary          Refinance
6530869947  MCDOUGALL         AZ    85020           PUD            Primary          Purchase
6533624612  PAPADOPOULOS      CA    94903           PUD            Primary          Purchase
6535311861  JAMES             NV    89109     High-Rise Condo      Primary          Purchase
6542311565  FELDMAN           MD    20815     High-Rise Condo      Primary          Refinance
6545654029  CHAJET            VA    22102      Single Family       Primary          Refinance
6562830122  WHITLATCH         OH    45241           PUD            Primary          Refinance
6567692568  WEINBERGER        NV    89448      Single Family      Secondary         Refinance
6579232767  PFEFFER           MD    20817      Single Family       Primary          Refinance
6582250293  CONSORTI          CA    94024      Single Family       Primary     Cash-out Refinance
6585723171  GUNAPALA          CA    91381           PUD            Primary          Refinance
6586721976  RAGUSO            FL    34242      Single Family       Primary          Refinance
6589094074  HESS              ID    83703           PUD            Primary     Cash-out Refinance
6594485010  ZASLAV            VA    23220      Single Family       Primary     Cash-out Refinance
6597376604  YEE               CA    94030      Single Family       Primary          Purchase
6607504237  DAHN              AZ    86301      Single Family       Primary     Cash-out Refinance
6610158120  LASKIN            FL    33332           PUD            Primary          Refinance
6622579818  HARRISON          CA    90292     High-Rise Condo      Primary          Purchase
6629399269  LEE               CA    92009           PUD            Primary          Refinance
6635425280  WEISS             IL    60062      Single Family       Primary     Cash-out Refinance
6637569002  SILVAN            CA    92677           PUD            Primary          Refinance
6654328803  CHANG             CA    91108      Single Family       Primary          Refinance
6658967754  LEONG             CA    95661      Single Family       Primary          Refinance
6664022370  HUANG             CA    92657           PUD            Primary          Refinance
6664818413  ADAMS             CA    92067           PUD            Primary          Refinance
6665188469  SHANNON           CA    91709      Single Family       Primary          Refinance
6666089591  GRAVES            CA    92262      Single Family       Primary          Refinance
6667921156  GOLDBLUM          CA    92648      Single Family       Primary          Refinance
6686233500  DISBENNETT        CA    94131       Condominimum       Primary          Refinance
6686392181  WHITE             FL    32963       Condominimum      Secondary         Purchase
6689234414  LIPPERT           CA    91367      Single Family       Primary          Refinance
6691010638  TODD              CA    91739      Single Family       Primary          Purchase
6699991953  ABBOTT            CA    94109       Condominimum       Primary          Refinance
6703270667  CAREY             CA    92660       Condominimum       Primary          Purchase
6723185945  MANIAGO           DC    20037     High-Rise Condo      Primary          Purchase
6723201700  JONES JR          CA    91106      Single Family       Primary          Refinance
6723481047  NEWELL            CA    90024      Single Family      Secondary         Purchase
6724738981  THOMES            FL    33037       Condominimum       Primary     Cash-out Refinance
6727244714  SCHUSSEL          SC    29466           PUD            Primary          Purchase
6729863669  CARUSO            NY    11790      Single Family       Primary     Cash-out Refinance
6738979332  NORTHCUTT         SC    29016      Single Family       Primary          Refinance
6740345399  RODGERS           CA    94566      Single Family       Primary     Cash-out Refinance
6743152263  ROJAS             FL    33183      Single Family       Primary     Cash-out Refinance
6746075800  WELBORN           NV    89109     High-Rise Condo     Secondary         Purchase
6749061922  NEWMAN            CA    92646      Single Family       Primary     Cash-out Refinance
6754057625  SHAW              FL    32503      Single Family       Primary          Refinance
6768734847  ARNETT D D S      CA    91362           PUD            Primary     Cash-out Refinance
6772352867  POPE              CA    92253           PUD           Secondary         Purchase
6777597631  CHISM             CA    92677           PUD            Primary          Refinance
6779773552  KATSANIS          SC    29420           PUD            Primary          Refinance
6786766847  PINTO             CA    94086      Single Family       Primary          Refinance
6802383304  PARK              CA    92835      Single Family       Primary          Refinance
6804004429  NAUMOVSKY         PA    18954      Single Family       Primary          Refinance
6807845539  DO                CA    95014      Single Family       Primary          Purchase
6808288911  WOODARD           MO    63131      Single Family       Primary          Refinance
6809696237  YANG              CA    95138           PUD            Primary          Refinance
6813513246  HERBERT           SC    29407           PUD            Primary     Cash-out Refinance
6814359045  MARSHALL          NC    27927           PUD           Secondary         Purchase
6815277949  COHEN             FL    33483      Single Family       Primary     Cash-out Refinance
6818101856  DE LATEUR         CA    94024      Single Family       Primary     Cash-out Refinance
6829222923  HENNINGSEN        NM    87571      Single Family       Primary          Refinance
6831855512  LEE               CA    94923           PUD            Primary          Refinance
6837272092  BUARQUE DE MACE   DC    20016           PUD           Investor          Refinance
6838171491  BUARQUE DE MACE   DC    20016           PUD           Investor          Refinance
6843856672  WOOD              CO    80027           PUD            Primary          Refinance
6847051734  JOHNSON           NC    28374           PUD            Primary          Refinance
6855156334  RICKER M D        CA    90020      Single Family       Primary          Refinance
6858284117  ROSS              CA    92270      Single Family      Secondary         Refinance
6858807941  JOLSVAY           MN    55305      Single Family       Primary          Refinance
6859115039  CHANG             CA    94530      Single Family       Primary          Purchase
6864657975  ABBOTT            FL    33325           PUD            Primary          Purchase
6865325366  LAI               VA    22181           PUD            Primary          Refinance
6873251174  TONG              CA    94010      Single Family       Primary          Refinance
6884813152  ARBUTHNOT         CA    90069      Single Family       Primary          Refinance
6895310719  BALTER            IL    60062      Single Family       Primary          Refinance
6900510394  HSU               CA    94539      Single Family       Primary          Refinance
6910042982  LEE               CA    94550      Single Family       Primary          Refinance
6911872320  REDFORD           WA    98177      Single Family       Primary     Cash-out Refinance
6921178650  MOYER             VA    20132      Single Family       Primary          Purchase
6923666561  BEDELL            MO    63105       Condominimum       Primary          Purchase
6927097482  BEALL             AZ    85215      Single Family       Primary     Cash-out Refinance
6948790099  BRUNO             CA    94401       Condominimum       Primary     Cash-out Refinance
6956342239  MCKERLEY          NV    89109     High-Rise Condo      Primary          Purchase
6956472226  REED              CA    95630      Single Family       Primary          Refinance
6967478840  PERLMUTTER        CA    94602      Single Family       Primary     Cash-out Refinance
6972321985  EDNALINO          NY    10016     High-Rise Condo      Primary          Purchase
6982047786  VELASCO           IL    60521      Single Family       Primary     Cash-out Refinance
6994358445  STEED             TN    37205      Single Family       Primary          Refinance
6999002022  VAUGHT            CA    92110      Single Family       Primary     Cash-out Refinance

BOAMS 2001-6
15 YR

Loan Count:                                           278
Scheduled PB:                              125,417,551.68
Interest Rate W/A:                                  7.29%
Terms to Maturity W/A:                                177


   Loan                        Orig   Interest   1st Pymt  Maturity  Orig    Original   Current    Next     Remaining     Scheduled
  Number        Doc Type        LTV     Rate       Date      Date    Term       PB       P & I   Due Date     Term         Balance
0028763472      Standard      80.000    8.500    20000901  20150801  180      472,800  4,655.85  20010501      171        460,699.54
0028970572      Standard      61.100    7.500    20001201  20151101  180      281,000  2,604.91  20010501      174        273,280.54
0029001443      Standard      80.000    8.000    20001201  20151101  180      275,900  2,636.64  20010501      174        271,035.72
0029019643      Standard      80.000    7.875    20010101  20151201  180      290,000  2,750.50  20010501      175        285,707.15
0029039765      Standard      46.200    8.125    20010101  20151201  180      600,000  5,777.29  20010501      175        591,309.15
0029046166      Standard      78.900    7.875    20010201  20140901  164      600,000  5,984.70  20010501      160        591,730.24
0029047149       Reduced      70.000    7.500    20010401  20160301  180      425,000  3,939.80  20010501      178        422,424.79
0029138872       Reduced      60.000    7.750    20010201  20160101  180      450,000  4,235.74  20010501      176        444,333.04
0029150471      Standard      80.000    8.000    20010201  20160101  180      306,908  2,932.98  20010501      176        303,324.66
0029189230      Standard      76.600    7.500    20010201  20160101  180      367,500  3,406.77  20010501      176        362,901.63
0029193737      Standard      36.800    7.875    20010101  20151201  180      380,000  3,604.11  20010501      175        374,374.86
0029195898      Standard      54.900    7.625    20010101  20151201  180      400,000  3,736.52  20010501      175        393,812.60
0029199932      Standard      26.300    7.750    20010201  20160101  180      408,000  3,840.41  20010501      176        402,647.51
0029207958      Standard      79.700    7.875    20010201  20160101  180      450,000  4,268.03  20010501      176        444,688.39
0029222585       Reduced      64.300    7.625    20010301  20160201  180      514,000  4,801.43  20010501      177        509,364.51
0029290178      Standard      80.000    7.375    20010201  20160101  180      560,000  5,151.57  20010501      176        553,097.08
0029292059       Reduced      70.000    7.625    20010201  20160101  180      350,000  3,269.45  20010501      176        270,141.59
0029306594      Standard      73.000    8.000    20010201  20160101  180      420,000  4,013.74  20010501      176        415,096.27
0029328374      Standard      65.500    7.250    20010301  20160201  180      327,598  2,990.52  20010501      177        322,524.17
0029328457       Reduced      70.000    7.500    20010401  20160301  180      420,000  3,893.46  20010501      178        417,455.15
0029330115       Reduced      79.800    7.125    20010301  20160201  180      395,000  3,578.04  20010501      177        391,279.81
0029330586       Reduced      73.200    7.250    20010401  20160301  180      366,000  3,341.08  20010501      178        363,733.51
0029341443       Reduced      73.000    7.250    20010301  20160201  180      550,000  5,020.75  20010601      177        544,875.67
0029341526      Standard      90.000    7.625    20010201  20160101  180      564,300  5,271.29  20010601      176        557,492.93
0029361078       Reduced      80.000    7.250    20010201  20160101  180      436,800  3,987.39  20010501      176        431,357.36
0029367109      Standard      75.400    7.250    20010401  20160301  180      309,000  2,820.75  20010501      178        307,086.49
0029368024      Standard      42.200    7.750    20001101  20151001  180      327,000  3,077.97  20010501      173        318,162.58
0029368081      Standard      72.000    7.875    20010101  20151201  180      450,000  4,268.03  20010501      175        443,274.06
0029368115      Standard      80.000    7.875    20010201  20160101  180      416,000  3,945.55  20010501      176        411,089.71
0029368305      Standard      33.900    7.875    20010101  20151201  180      500,000  4,742.25  20010501      175        492,598.49
0029375912      Standard      80.000    7.125    20010401  20160301  180      503,200  4,558.14  20010501      178        500,049.90
0029387826      Standard      66.200    7.125    20010401  20160301  180      440,000  3,985.66  20010501      178        437,245.53
0029393451      Standard      90.000    7.250    20010401  20160301  180      331,200  3,023.40  20010501      178        329,149.02
0029396447      Standard      67.300    7.250    20010501  20160401  180      327,203  2,986.92  20010501      179        326,192.93
0029399854      Standard      63.700    7.500    20010401  20160301  180      382,000  3,541.19  20010501      178        379,685.41
0029404456      Standard      79.900    7.250    20010401  20160301  180      319,200  2,913.86  20010501      178        317,223.33
0029405073      Standard      55.600    7.375    20010401  20160301  180      450,000  4,139.65  20010401      178        447,243.51
0029408192      Standard      80.000    7.750    19990901  20131201  172      419,800  4,049.38  20010501      151        389,807.07
0029422235       Stated       68.400    7.125    20010501  20160401  180      320,623  2,904.30  20010601      179        319,621.63
0029423076       Reduced      53.100    7.000    20010501  20160401  180      411,750  3,700.93  20010501      179        410,450.95
0029424991      Standard      80.000    7.500    20010301  20160201  180      562,500  5,214.45  20010501      177        557,371.61
0029431640      Standard      37.500    7.125    20010401  20160301  180      450,000  4,076.25  20010501      178        447,182.92
0029433604      Standard      80.000    7.250    20010401  20160301  180      484,000  4,418.26  20010501      178        480,813.40
0029438785      Standard      80.000    7.375    20010401  20160301  180      340,000  3,127.74  20010601      178        337,917.30
0029442860       Reduced      73.900    7.125    20010501  20160401  180      425,000  3,849.79  20010501      179        423,673.65
0029457579       Reduced      71.400    6.625    20010301  20160201  180      300,000  2,633.98  20010601      177        296,977.33
0029458403       Reduced      80.000    7.000    20010301  20160201  180      464,000  4,170.56  20010501      177        459,582.65
0029459872      Standard      80.000    7.375    20010301  20160201  180      372,000  3,422.11  20010501      177        368,571.43
0029461043      Standard      80.000    7.250    20010501  20160401  180      312,000  2,848.13  20010501      179        311,036.87
0029463973      Standard      75.100    6.875    20010301  20160201  180      319,000  2,845.02  20010501      177        315,930.23
0029464435       Reduced      42.900    6.750    20010301  20160201  180      375,000  3,318.41  20010501      177        371,352.45
0029468428       Reduced      70.100    7.500    20010301  20160201  180      294,400  2,729.12  20010601      177        291,577.75
0029470952       Reduced      78.000    7.125    20010501  20160401  180      320,000  2,898.66  20010501      179        319,001.34
0029471281       Reduced      79.900    7.000    20010501  20160401  180      382,400  3,437.12  20010501      179        381,193.55
0029472354      Standard      30.200    7.000    20010501  20160401  180      437,500  3,932.38  20010501      179        436,119.70
0029473253      Standard      59.100    7.750    20010201  20160101  180      650,000  6,118.30  20010501      176        642,243.73
0029476785      Standard      78.200    7.125    20010401  20160301  180      324,700  2,941.23  20010501      178        322,667.33
0029482940       Reduced      74.100    7.125    20010501  20160401  180      485,300  4,396.00  20010501      179        483,785.47
0029482957      Standard      70.000    7.000    20010401  20160301  180      472,500  4,246.96  20010501      178        469,218.72
0029486149      Standard      75.000    7.000    20010501  20160401  180      307,500  2,763.90  20010501      179        306,529.85
0029501848      Standard      42.900    7.000    20010501  20160401  180      600,000  5,392.97  20010501      179        598,107.03
0029510922      Standard      80.000    7.125    20010501  20160401  180      361,550  3,275.03  20010501      179        360,421.67
0029532181       Reduced      55.000    7.250    20010501  20160401  180      605,000  5,522.83  20010501      179        603,132.38
0029534757      Standard      72.900    7.000    20010501  20160401  180      473,700  4,257.75  20010501      179        472,205.50
0029541877      Standard      90.000    6.875    20010501  20160401  180      287,050  2,560.07  20010501      179        286,134.49
0029548757       Reduced      80.000    7.125    20010401  20160301  180      344,000  3,116.06  20010501      178        340,840.57
0029551959      Standard      46.000    6.750    20010301  20160201  180      400,000  3,539.64  20010501      177        396,109.28
0029555638       Reduced      76.900    6.750    20010401  20160301  180      650,000  5,751.91  20010501      178        645,796.88
0029555844      Standard      74.400    7.375    20010401  20160301  180      595,000  5,473.54  20010501      178        591,355.29
0029562055      Standard      59.800    7.250    20010501  20160401  180      299,000  2,729.46  20010501      179        298,077.00
0029564143      Standard      64.600    6.750    20010401  20160301  180      565,000  4,999.74  20010601      178        556,346.01
0029569704      Standard      77.800    7.250    20010401  20160301  180      350,300  3,197.76  20010501      178        348,130.74
0029571403      Standard      69.800    7.950    20010201  20160101  180      419,000  3,992.10  20010601      176        412,058.82
0029571411      Standard      90.000    7.875    20010101  20151201  180      327,600  3,107.13  20010501      175        322,750.50
0029571460      Standard      61.900    7.875    20010201  20160101  180      320,000  3,035.04  20010501      176        314,203.12
0029571510      Standard      73.300    7.250    20010401  20160301  180      440,000  4,016.60  20010501      178        437,275.26
0029571528      Standard      80.000    7.750    20010101  20151201  180      345,600  3,253.05  20010501      175        340,428.39
0029571536      Standard      77.800    7.875    20010201  20160101  180      650,000  6,164.93  20010501      176        642,327.67
0029571726      Standard      80.000    7.625    20010301  20160201  180      324,000  3,026.58  20010501      177        321,078.00
0029571775      Standard      60.600    7.375    20010401  20160301  180      395,500  3,638.30  20010501      178        390,701.12
0029571783      Standard      79.700    7.750    20010201  20160101  180      392,750  3,696.87  20010501      176        388,038.38
0029571791      Standard      73.200    7.500    20010301  20160201  180      384,100  3,560.65  20010501      177        380,598.11
0029571817      Standard      89.000    7.875    20001201  20151101  180      375,150  3,558.11  20010501      174        368,464.02
0029572120      Standard      55.500    7.625    20010201  20160101  180      355,000  3,316.16  20010501      176        350,717.65
0029577624      Standard      58.400    7.750    20010201  20110101  120      306,500  3,678.33  20010501      116        298,119.03
0029577657       Reduced      57.200    7.950    20001201  20151101  180      429,000  4,087.38  20010501      174        421,403.64
0029577665       Reduced      53.500    7.250    20010301  20110201  120      500,000  5,870.06  20010601      117        491,400.57
0029580784      Standard      67.600    6.875    20010401  20160301  180      382,000  3,406.88  20010501      178        379,556.33
0029582111      Standard      67.000    6.875    20010401  20160301  180      330,000  2,943.12  20010601      178        327,888.99
0029582442       Reduced      80.000    6.875    20010401  20160301  180      340,000  3,032.30  20010501      178        337,825.01
0029582632       Reduced      80.000    7.000    20010401  20160301  180      500,000  4,494.14  20010501      178        496,835.85
0029582715       Reduced      79.400    6.375    20010401  20160301  180      460,800  3,982.47  20010501      178        457,722.91
0029582889      Standard      75.100    7.625    20010401  20160301  180      326,500  3,049.93  20010501      178        324,543.21
0029582947      Standard      26.700    7.250    20010401  20160301  180      400,000  3,651.46  20010501      178        397,522.96
0029603545      Standard      78.900    7.250    20010401  20160301  180      347,000  3,167.64  20010501      178        344,851.17
0029638715       Reduced      70.200    7.375    20010501  20160401  180      496,979  4,571.83  20010501      179        495,461.52
0099018798      Standard      73.300    7.125    20010401  20160301  180      330,000  2,989.24  20010501      178        327,934.16
0099019416       Reduced      69.600    7.875    20010501  20110401  120      592,000  7,143.56  20010501      119        588,741.44
0099024564      Standard      70.400    6.875    20010501  20160401  180      500,000  4,459.27  20010501      179        498,405.31
0099024820      Standard      70.000    7.500    20010501  20160401  180      350,000  3,244.54  20010501      179        348,942.96
6001016499       Reduced      70.700    7.375    20010501  20160401  180      512,750  4,716.91  20010501      179        511,184.37
6001843041     Timesaver-2    59.900    7.250    20010401  20160301  180      575,000  5,248.97  20010501      178        571,137.44
6001971214      Standard      57.700    7.000    20010501  20160401  180      334,425  3,005.91  20010501      179        333,369.90
6005344988      Standard      21.800    7.250    20010501  20160401  180      349,000  3,185.90  20010501      179        347,922.64
6020092257      Standard      60.300    8.000    20010501  20160401  180      875,000  8,361.96  20010601      179        872,471.37
6025516276       Reduced      75.000    7.000    20010501  20160401  180      630,000  5,662.62  20010501      179        628,012.38
6035467213      Standard      78.900    7.000    20010501  20160401  180      499,000  4,485.16  20010501      179        497,425.67
6036603410      Standard      41.100    7.375    20010401  20160301  180      720,000  6,623.45  20010501      178        715,589.59
6036658588      Standard      39.600    7.625    20010301  20160201  180      300,000  2,802.39  20010501      177        297,294.47
6072019232       Reduced      68.800    7.125    20010501  20160401  180      385,000  3,487.46  20010501      179        383,798.48
6072643213      Standard      70.000    6.750    20010501  20160401  180      560,000  4,955.50  20010501      179        558,194.50
6076139846   All Ready Home   24.400    7.500    20010401  20160301  180      977,000  9,056.92  20010501      178        971,080.22
6076224770      Standard      86.000    7.375    20010401  20160301  180      400,000  3,679.70  20010501      178        397,549.76
6082649846   All Ready Home   18.800    7.250    20010501  20160401  180      488,000  4,454.78  20010601      179        486,493.55
6089568940      Standard      77.100    7.500    20010301  20160201  180      455,000  4,217.91  20010501      177        450,694.09
6090426294       Reduced      67.300    7.250    20010501  20160401  180      561,700  5,127.56  20010501      179        559,966.04
6094046908   All Ready Home   34.700    7.625    20010401  20160301  180      394,000  3,680.48  20010501      178        391,619.00
6100033320       Reduced      79.900    7.000    20010501  20160401  180      407,600  3,663.63  20010501      179        406,314.04
6101088356      Standard      56.200    7.500    20010401  20160301  180      325,000  3,012.80  20010601      178        323,030.77
6121188038       Reduced      32.200    7.125    20010501  20160401  180      386,000  3,496.51  20010501      179        384,795.37
6134443651      Standard      61.600    7.375    20010401  20160301  180      453,000  4,167.26  20010501      178        450,225.10
6139627076       Reduced      74.800    7.125    20010501  20160401  180      400,000  3,623.33  20010501      179        398,751.67
6140655942      Standard      50.000    7.500    20010401  20160301  180    1,000,000  9,270.13  20010501      178        993,940.86
6143460712      Standard      26.300    7.500    20010501  20160401  180      420,000  3,893.46  20010501      179        418,731.54
6149140730       Reduced      80.000    6.875    20010501  20160401  180      307,600  2,743.35  20010601      179        306,618.94
6151883383      Standard      79.100    8.625    20001001  20150901  180      791,000  7,847.36  20010501      172        773,262.19
6153925703       Reduced      60.700    7.500    20010601  20160501  180      539,900  5,004.94  20010601      180        539,900.00
6160994858      Standard      71.700    6.875    20010501  20160401  180      400,000  3,567.42  20010501      179        398,724.25
6163480004       Reduced      80.000    7.375    20010301  20160201  180      400,000  3,679.70  20010501      177        396,313.34
6165726297      Standard      80.000    7.125    20010401  20160301  180      372,000  3,369.70  20010501      178        369,671.21
6168654942       Reduced      41.500    7.500    20010501  20160401  180      360,000  3,337.25  20010501      179        358,912.75
6169469092      Standard      64.000    7.500    20010301  20160201  180      400,000  3,708.05  20010601      177        192,553.39
6196907700       Reduced      30.800    7.250    20010501  20160401  180      369,000  3,368.47  20010501      179        367,860.91
6200658174       Reduced      64.200    7.250    20010401  20160301  180      385,000  3,514.53  20010501      178        381,333.01
6204042318      Standard      58.600    7.375    20010501  20160401  180      375,000  3,449.72  20010501      179        373,854.97
6204073669       Reduced      70.100    7.375    20010401  20160301  180      305,000  2,805.77  20010701      178        302,936.27
6210879034      Standard      52.900    7.125    20010401  20160301  180      900,000  8,152.49  20010501      178        894,365.84
6215518082      Standard      70.100    7.000    20010401  20160301  180      340,000  3,056.02  20010501      178        337,848.37
6217110292      Standard      66.500    7.125    20010501  20160401  180      731,000  6,621.63  20010601      179        728,718.68
6226717004      Standard      80.000    6.625    20010501  20160401  180      536,000  4,706.05  20010501      179        534,253.12
6235869127       Reduced      57.000    8.125    20000901  20150801  180      405,000  3,899.68  20010501      171        394,295.93
6241337630       Reduced      75.000    6.875    20010501  20160401  180      427,500  3,812.68  20010501      179        426,136.54
6254217174      Standard      46.400    7.250    20010501  20160401  180      399,000  3,642.33  20010501      179        397,768.30
6263556869       Reduced      80.000    6.875    20010501  20160401  180      340,000  3,032.31  20010501      179        338,915.61
6273578317       Reduced      58.800    7.375    20010401  20160301  180      400,000  3,679.70  20010601      178        397,549.76
6281039930      Standard      70.000    7.500    20010501  20160401  180      329,175  3,051.50  20010601      179        328,180.84
6285483555       Reduced      61.000    7.000    20010501  20160401  180      398,000  3,577.34  20010501      179        396,744.33
6293301823       Reduced      80.000    6.875    20010501  20160401  180      592,000  5,279.78  20010501      179        590,111.89
6296689497      Standard      80.000    7.250    20010401  20160301  180      397,600  3,629.55  20010501      178        395,137.82
6298811263      Standard      47.800    7.250    20010501  20160401  180      812,000  7,412.45  20010501      179        808,428.43
6306017143      Standard      69.600    7.375    20010401  20160301  180      400,000  3,679.70  20010501      178        397,549.76
6306279941       Reduced      70.000    7.250    20010501  20160401  180      539,000  4,920.34  20010601      179        536,256.46
6309601398      Standard      78.400    7.250    20010601  20160501  180      362,000  3,304.57  20010601      180        362,000.00
6309778790       Reduced      32.500    7.125    20010401  20160301  180      325,000  2,943.96  20010501      178        320,634.86
6321987130      Standard      79.900    7.250    20010301  20160201  180      528,800  4,827.22  20010501      177        523,873.19
6329305566       Reduced      56.400    7.625    20010401  20160301  180      381,000  3,559.04  20010601      178        378,716.57
6330980811      Standard      75.000    7.125    20010401  20160301  180      390,000  3,532.75  20010501      178        387,558.53
6332699658       Reduced      54.500    7.875    20010301  20160201  180      316,000  2,997.11  20010501      177        313,211.70
6333135165       Reduced      57.000    7.000    20010601  20160501  180      339,500  3,051.53  20010601      180        339,500.00
6341723713       Reduced      87.000    7.250    20010401  20160301  180      311,285  2,841.61  20010501      178        309,357.33
6344447161       Reduced      43.200    7.125    20010501  20160401  180      735,000  6,657.86  20010501      179        732,706.20
6348696425      Standard      70.000    7.000    20010501  20160401  180      955,500  8,588.31  20010501      179        952,485.44
6348924942     Timesaver-1    64.900    7.125    20010501  20160401  180      545,000  4,936.79  20010501      179        543,299.15
6355615540       Reduced      53.100    7.000    20010501  20160401  180      400,000  3,595.32  20010501      179        398,738.01
6358721915       Reduced      69.700    7.125    20010401  20160301  180      366,000  3,315.35  20010501      178        363,708.77
6359648349       Reduced      80.000    7.250    20010401  20160301  180      504,000  4,600.83  20010501      178        500,878.94
6363856250       Reduced      55.000    7.125    20010501  20160401  180      415,000  3,759.20  20010501      179        413,704.86
6366792189   All Ready Home   25.000    7.500    20010501  20160401  180      575,000  5,330.33  20010501      179        572,916.46
6367641971       Reduced      58.900    6.875    20010501  20160401  180      495,000  4,414.68  20010501      179        491,404.69
6369860363   All Ready Home   43.400    7.000    20010501  20160401  180      560,000  5,033.44  20010501      179        558,233.23
6384741846      Standard      45.600    6.875    20010501  20160401  180      410,000  3,656.61  20010501      179        408,692.35
6385380966      Standard      58.200    7.250    20010301  20160201  180      400,000  3,651.46  20010501      177        396,273.20
6388729599      Standard      22.600    7.125    20010401  20160301  180      519,500  4,705.80  20010501      178        516,247.84
6391766166       Reduced      61.200    7.125    20010401  20160301  180      545,000  4,936.79  20010501      178        541,021.65
6406395381   All Ready Home   64.900    7.250    20010401  20160301  180      970,000  8,854.78  20010501      178        963,180.85
6421788974      Standard      90.000    6.875    20010501  20160401  180      382,500  3,411.35  20010501      179        381,280.06
6425607097      Standard      56.500    6.875    20010501  20160401  180      650,000  5,797.06  20010501      179        647,926.90
6440724901       Reduced      76.800    7.500    20010301  20160201  180      457,000  4,236.45  20010501      177        450,446.04
6449608873      Standard      69.600    7.125    20010501  20160401  180      800,000  7,246.65  20010501      179        797,503.35
6464373767      Standard      80.000    7.000    20010401  20160301  180      528,000  4,745.82  20010601      178        524,658.64
6466464101      Standard      65.500    7.250    20010501  20160401  180      383,000  3,496.27  20010601      179        381,817.69
6467260318       Reduced      75.000    7.375    20010401  20110301  120      360,000  4,249.82  20010501      118        354,074.33
6476870339       Reduced      29.100    7.250    20010501  20160401  180      400,000  3,651.46  20010501      179        398,765.21
6485742099      Standard      79.800    7.750    20010301  20160201  180      348,600  3,281.29  20010501      177        343,781.45
6494654533      Standard      72.600    7.250    20010501  20160401  180      337,500  3,080.92  20010501      179        336,458.14
6509581242      Standard      80.000    7.000    20010401  20160301  180      408,000  3,667.22  20010501      178        405,418.05
6510973768      Standard      72.700    7.125    20010501  20160401  180      400,000  3,623.33  20010501      179        398,751.67
6519100827       Reduced      67.400    7.250    20010501  20160401  180      438,000  3,998.34  20010501      179        436,647.91
6527101478      Standard      60.200    7.750    20010301  20160201  180      382,300  3,598.50  20010601      177        378,889.63
6530183984       Reduced      42.500    7.500    20010401  20160301  180      450,000  4,171.56  20010501      178        446,787.71
6530869947       Reduced      80.000    7.125    20010501  20160401  180      464,000  4,203.06  20010501      179        462,551.94
6533624612      Standard      68.400    7.250    20010501  20160401  180      432,450  3,947.68  20010501      179        431,115.04
6535311861      Standard      80.000    7.250    20010401  20160301  180      370,880  3,385.63  20010501      178        368,583.29
6542311565       Reduced      48.400    7.125    20010501  20160401  180      460,000  4,166.83  20010501      179        458,564.42
6545654029      Standard      68.600    7.000    20010501  20160401  180      580,000  5,213.21  20010501      179        578,170.12
6562830122       Reduced      76.000    7.250    20010501  20160401  180      422,000  3,852.29  20010501      179        420,697.29
6567692568       Reduced      60.400    7.125    20010501  20160401  180      320,000  2,898.66  20010501      179        319,001.34
6579232767      Standard      61.700    7.250    20010601  20160501  180      450,000  4,107.89  20010601      180        450,000.00
6582250293      Standard      20.000    7.250    20010401  20160301  180      400,000  3,651.46  20010501      178        397,522.96
6585723171      Standard      80.000    7.000    20010501  20160401  180      440,000  3,954.85  20010501      179        438,611.82
6586721976     Timesaver-1    20.800    7.125    20010401  20160301  180      454,500  4,117.01  20010501      178        450,784.51
6589094074       Reduced      54.700    7.125    20010501  20160401  180      536,250  4,857.52  20010501      179        534,576.46
6594485010     Timesaver-1    67.500    7.125    20010401  20160301  180      371,000  3,360.64  20010501      178        368,677.47
6597376604       Reduced      57.200    7.000    20010501  20160401  180      330,000  2,966.14  20010601      179        328,958.86
6607504237       Reduced      58.800    7.125    20010501  20160401  180      350,000  3,170.41  20010501      179        348,907.72
6610158120       Reduced      61.700    7.250    20010401  20160301  180      347,000  3,167.64  20010501      178        344,851.17
6622579818       Reduced      80.000    7.750    20010101  20151201  180      583,200  5,489.52  20010501      175        287,805.67
6629399269       Reduced      66.000    7.250    20010401  20160301  180      362,900  3,312.78  20010501      178        360,652.71
6635425280       Reduced      58.300    7.000    20010501  20160401  180      350,000  3,145.90  20010701      179        348,895.78
6637569002       Reduced      41.900    7.625    20010301  20160201  180      650,000  6,071.85  20010501      177        644,137.99
6654328803       Reduced      63.000    7.250    20010501  20160401  180      403,000  3,678.84  20010501      179        401,755.95
6658967754      Standard      76.500    6.875    20010501  20160401  180      325,000  2,898.53  20010501      179        323,963.45
6664022370   All Ready Home   64.900    7.250    20010401  20160301  180      970,000  8,854.78  20010401      178        963,993.18
6664818413      Standard      49.400    7.250    20010501  20160401  180    1,000,000  9,128.63  20010501      179        996,913.04
6665188469       Reduced      57.300    7.000    20010501  20160401  180      430,000  3,864.97  20010601      179        428,308.33
6666089591      Standard      40.800    7.625    20010301  20130201  144      857,500  9,106.63  20010501      141        846,456.33
6667921156      Standard      63.600    7.125    20010501  20160401  180      800,000  7,246.65  20010501      179        797,503.35
6686233500       Reduced      68.900    7.125    20010501  20160401  180      461,500  4,180.42  20010601      179        455,840.16
6686392181      Standard      69.900    7.000    20010601  20160501  180    1,000,000  8,988.29  20010601      180      1,000,000.00
6689234414      Standard      80.000    7.375    20010401  20160301  180      318,000  2,925.36  20010501      178        316,052.06
6691010638      Standard      80.000    7.000    20010501  20160401  180      446,292  4,011.40  20010501      179        444,883.97
6699991953       Reduced      45.700    7.000    20010601  20160501  180      400,000  3,595.32  20010601      180        400,000.00
6703270667       Reduced      74.100    6.875    20010601  20160501  180      580,000  5,172.76  20010601      180        580,000.00
6723185945       Reduced      49.600    7.750    20010201  20160101  180      350,000  3,294.47  20010501      176        345,823.55
6723201700      Standard      69.600    7.500    20010401  20160301  180      696,000  6,452.01  20010501      178        691,782.84
6723481047       Reduced      80.000    7.250    20010501  20160401  180      380,000  3,468.88  20010501      179        378,826.95
6724738981       Reduced      53.400    6.875    20010601  20160501  180      550,000  4,905.20  20010601      180        550,000.00
6727244714       Reduced      53.400    6.750    20010601  20160501  180      400,000  3,539.64  20010601      180        400,000.00
6729863669      Standard      75.000    7.375    20010501  20160401  180      300,000  2,759.77  20010501      179        299,083.98
6738979332       Reduced      74.700    7.125    20010501  20160401  180      417,600  3,782.76  20010601      179        416,296.74
6740345399      Standard      61.700    7.000    20010601  20160501  180      327,000  2,939.17  20010601      180        327,000.00
6743152263      Standard      52.800    8.250    20010301  20160201  180      462,000  4,482.05  20010601      177        346,814.79
6746075800       Reduced      59.900    7.500    20010401  20160301  180      500,000  4,635.07  20010601      178        496,970.42
6749061922      Standard      74.700    7.375    20010501  20160401  180      397,500  3,656.70  20010501      179        396,286.27
6754057625     Timesaver-2    49.200    7.250    20010401  20160301  180      320,000  2,921.17  20010501      178        318,018.36
6768734847      Standard      42.700    7.500    20010401  20160301  180      640,000  5,932.88  20010501      178        636,122.16
6772352867       Reduced      70.100    6.750    20010501  20160401  180      350,000  3,097.19  20010501      179        348,871.56
6777597631      Standard      45.200    7.250    20010501  20160401  180      339,000  3,094.61  20010501      179        337,953.52
6779773552       Reduced      79.800    6.875    20010501  20160401  180      327,000  2,916.37  20010501      179        325,957.07
6786766847       Reduced      53.600    7.125    20010401  20160301  180      375,000  3,396.87  20010501      178        372,258.78
6802383304       Reduced      51.200    7.000    20010501  20160401  180      294,400  2,646.16  20010501      179        293,471.17
6804004429       Reduced      80.000    6.875    20010501  20160401  180      424,000  3,781.47  20010501      179        422,647.70
6807845539      Standard      70.000    7.125    20010501  20160401  180      779,100  7,057.34  20010501      179        776,668.57
6808288911   All Ready Home   75.500    6.875    20010501  20160401  180      449,000  4,004.43  20010501      179        447,567.97
6809696237      Standard      33.500    7.000    20010501  20160401  180      372,000  3,343.65  20010501      179        370,826.35
6813513246      Standard      72.300    7.125    20010401  20160301  180      400,000  3,623.33  20010501      178        397,174.03
6814359045       Reduced      75.000    7.750    20001001  20150901  180      937,500  8,824.47  20010501      172        914,359.30
6815277949      Standard      69.200    7.125    20010501  20160401  180      498,000  4,511.04  20010601      179        496,445.84
6818101856       Reduced      20.100    7.500    20010401  20160301  180      392,000  3,633.89  20010501      178        389,624.82
6829222923       Reduced      46.400    7.125    20010501  20160401  180      650,000  5,887.91  20010501      179        647,971.47
6831855512      Standard      59.400    7.875    20010301  20160201  180      891,000  8,450.69  20010501      177        883,138.12
6837272092      Standard      60.300    7.750    20010301  20160201  180      380,000  3,576.85  20010601      177        376,610.16
6838171491      Standard      60.200    7.750    20010301  20160201  180      382,300  3,598.50  20010601      177        378,889.63
6843856672      Standard      68.800    7.000    20010601  20160501  180      330,000  2,966.14  20010601      180        330,000.00
6847051734       Reduced      31.400    7.125    20010401  20160301  180      393,000  3,559.92  20010501      178        390,539.76
6855156334      Standard      63.100    7.375    20010501  20160401  180      909,000  8,362.11  20010501      179        899,752.45
6858284117   All Ready Home   57.000    7.250    20010401  20160301  180      570,000  5,203.32  20010501      178        566,470.23
6858807941       Reduced      69.200    6.875    20010501  20160401  180      536,304  4,783.06  20010501      179        534,593.52
6859115039      Standard      67.500    7.000    20010501  20160401  180      330,000  2,966.14  20010501      179        328,958.86
6864657975       Reduced      80.000    7.250    20010401  20160301  180      428,000  3,907.06  20010601      178        425,349.56
6865325366       Reduced      50.700    7.125    20010501  20160401  180      370,000  3,351.58  20010601      179        368,845.30
6873251174      Standard      31.300    7.250    20010401  20160301  180      517,000  4,719.51  20010501      178        513,798.42
6884813152       Reduced      76.300    7.250    20010501  20160401  180      618,000  5,641.50  20010501      179        616,092.25
6895310719       Reduced      38.100    7.375    20010501  20160401  180      400,000  3,679.70  20010501      179        398,778.63
6900510394       Reduced      32.500    6.750    20010501  20160401  180      650,000  5,751.92  20010501      179        647,904.33
6910042982   All Ready Home   71.900    7.250    20010401  20160301  180      406,500  3,710.79  20010501      178        403,982.72
6911872320      Standard      60.000    7.500    20010301  20160201  180      600,000  5,562.08  20010501      177        593,370.06
6921178650       Reduced      80.000    7.250    20010301  20160201  180      399,900  3,650.54  20010501      177        396,174.14
6923666561       Reduced      54.700    7.250    20010501  20160401  180      375,000  3,423.24  20010501      179        373,842.39
6927097482       Reduced      75.000    7.250    20010501  20160401  180      330,000  3,012.45  20010501      179        328,981.30
6948790099       Reduced      70.000    7.000    20010601  20160501  180      434,000  3,900.92  20010601      180        434,000.00
6956342239       Reduced      70.000    7.625    20010301  20160201  180      526,225  4,915.63  20010501      177        521,479.24
6956472226      Standard      52.900    7.000    20010501  20160401  180      345,000  3,100.96  20010501      179        338,658.38
6967478840      Standard      75.000    7.500    20010401  20160301  180      375,000  3,476.30  20010501      178        372,727.82
6972321985      Standard      66.400    7.875    20010301  20160201  180      395,000  3,746.38  20010501      177        391,514.65
6982047786       Reduced      69.900    7.000    20010501  20160401  180      535,000  4,808.74  20010501      179        533,312.09
6994358445       Reduced      64.600    7.125    20010401  20160301  180      355,555  3,220.73  20010501      178        353,329.17
6999002022       Reduced      75.000    7.125    20010501  20160401  180      390,000  3,532.75  20010501      179        388,782.88

BOAMS 2001-6
15 YR

Loan Count:                                           278
Scheduled PB:                              125,417,551.68
Interest Rate W/A:                                  7.29%
Terms to Maturity W/A:                                177


   Loan              Appraisal       Sales
  Number     FICO      Value         Price
0028763472    705     600,000      591,000
0028970572    000     460,000           --
0029001443    745     354,000      344,900
0029019643    713     365,000      362,500
0029039765    641   1,300,000           --
0029046166    764     760,000           --
0029047149    784     610,000      607,312
0029138872    798     770,000      750,000
0029150471    694     385,000      383,695
0029189230    675     480,000           --
0029193737    775   1,050,000    1,033,741
0029195898    780     740,000      728,000
0029199932    779   1,550,000           --
0029207958    733     570,000      564,868
0029222585    698     800,000           --
0029290178    735     700,000      700,000
0029292059    778     502,000      500,000
0029306594    728     575,000           --
0029328374    770     500,000           --
0029328457    714     600,000           --
0029330115    776     555,000      495,000
0029330586    716     500,000           --
0029341443    754     756,000      753,079
0029341526    770     627,000           --
0029361078    782     548,000      546,000
0029367109    709     410,000           --
0029368024    661     775,000           --
0029368081    759     625,000           --
0029368115    806     580,000      520,000
0029368305    715   1,475,000    1,475,000
0029375912    664     630,000      629,000
0029387826    761     665,000           --
0029393451    758     372,000      368,000
0029396447    731     486,000           --
0029399854    791     600,000           --
0029404456    777     420,000      399,500
0029405073    736     809,000           --
0029408192    710     525,000      524,810
0029422235    742     469,000           --
0029423076    615     775,000           --
0029424991    774     703,500      703,125
0029431640    758   1,200,000           --
0029433604    760     605,000      605,000
0029438785    741     425,000      425,000
0029442860    789     575,000      575,000
0029457579    701     420,000           --
0029458403    795     590,000      580,000
0029459872    701     470,000      465,000
0029461043    769     396,000      390,000
0029463973    779     425,000           --
0029464435    667     900,000      875,000
0029468428    741     420,000           --
0029470952    639     410,000           --
0029471281    763     478,500      478,841
0029472354    775   1,450,000           --
0029473253    753   1,100,000    1,100,000
0029476785    763     415,000           --
0029482940    689     655,000           --
0029482957    778     675,000      675,000
0029486149    729     410,000           --
0029501848    747   1,400,000           --
0029510922    799     452,000           --
0029532181    718   1,100,000           --
0029534757    766     650,000           --
0029541877    656     319,000      321,373
0029548757    764     434,000      430,000
0029551959    752     870,000      870,000
0029555638    781     875,000      845,000
0029555844    688     800,000           --
0029562055    646     500,000           --
0029564143    727     875,000           --
0029569704    776     450,000           --
0029571403    730     600,000           --
0029571411    776     365,000      364,000
0029571460    775     520,000      517,375
0029571510    764     600,000           --
0029571528    731     432,000      432,000
0029571536    753     835,000      835,000
0029571726    784     405,000      405,000
0029571775    779     653,000           --
0029571783    794     493,000      492,750
0029571791    755     525,000           --
0029571817    686     422,000      421,500
0029572120    652     780,000      639,724
0029577624    745     525,000           --
0029577657    698     750,000           --
0029577665    736     955,000      935,000
0029580784    743     565,000           --
0029582111    782     492,500           --
0029582442    791     425,000      425,000
0029582632    662     625,000      625,000
0029582715    744     580,000           --
0029582889    664     435,000      435,000
0029582947    658   1,500,000           --
0029603545    759     440,000           --
0029638715    702     745,000      708,113
0099018798    698     450,000           --
0099019416    757     850,000           --
0099024564    671     710,000           --
0099024820    748     500,000           --
6001016499    764     725,000           --
6001843041    691     960,000           --
6001971214    632     580,000           --
6005344988    792   1,600,000           --
6020092257    697   1,450,000           --
6025516276    789     850,000      840,000
6035467213    745     634,000      632,500
6036603410    674   1,750,000           --
6036658588    720     760,000      757,563
6072019232    751     560,000           --
6072643213    671     800,000      800,000
6076139846    725   4,000,000           --
6076224770    664     465,000      465,000
6082649846    791   2,600,000           --
6089568940    720     590,000           --
6090426294    722     835,000           --
6094046908    715   1,135,000           --
6100033320    721     510,000           --
6101088356    699     578,070           --
6121188038    793   1,200,000           --
6134443651    642     735,000           --
6139627076    730     535,000           --
6140655942    688   2,000,000           --
6143460712    697   1,600,000           --
6149140730    779     385,000      384,500
6151883383    693   1,000,000           --
6153925703    753     890,000           --
6160994858    782     558,000      557,500
6163480004    779     514,000      500,000
6165726297    703     465,000           --
6168654942    754     868,000           --
6169469092    737     630,000      625,000
6196907700    759   1,200,000           --
6200658174    778     600,000           --
6204042318    692     640,000           --
6204073669    775     435,000           --
6210879034    726   1,700,000           --
6215518082    690     485,000           --
6217110292    742   1,100,000           --
6226717004    716     675,000      670,000
6235869127    759     710,000           --
6241337630    700     570,000      570,000
6254217174    720     860,000           --
6263556869    740     425,000           --
6273578317    792     775,000      680,000
6281039930    755     472,000      470,250
6285483555    723     652,000           --
6293301823    753     745,000      740,000
6296689497    722     500,000      497,000
6298811263    782   1,700,000           --
6306017143    688     575,000           --
6306279941    785     770,000           --
6309601398    760     462,000      462,000
6309778790    804   1,000,000           --
6321987130    786     748,000      662,000
6329305566    702     675,000           --
6330980811    665     520,000           --
6332699658    738     580,000           --
6333135165    725     596,000           --
6341723713    710     380,000      357,799
6344447161    739   1,700,000           --
6348696425    678   1,365,000    1,365,000
6348924942    759     840,000           --
6355615540    770     753,000      753,000
6358721915    728     525,000           --
6359648349    726     630,000           --
6363856250    755     755,000           --
6366792189    707   2,300,000           --
6367641971    779     840,000           --
6369860363    746   1,290,000           --
6384741846    641     900,000           --
6385380966    697     687,000           --
6388729599    695   2,300,000           --
6391766166    750     890,000           --
6406395381    689   1,495,000           --
6421788974    751     430,000      425,000
6425607097    701   1,150,000           --
6440724901    727     595,000           --
6449608873    766   1,150,000           --
6464373767    798     670,000      660,000
6466464101    719     585,000           --
6467260318    753     480,000           --
6476870339    754   1,375,000           --
6485742099    709     437,000           --
6494654533    722     465,000           --
6509581242    653     525,000      510,000
6510973768    737     550,000           --
6519100827    772     650,000           --
6527101478    767     635,000           --
6530183984    701   1,060,000           --
6530869947    738     582,000      580,000
6533624612    788     633,000      632,450
6535311861    702     465,000      463,600
6542311565    794     950,000           --
6545654029    651     846,000           --
6562830122    784     555,000           --
6567692568    771     530,000           --
6579232767    713     729,000           --
6582250293    758   2,000,000           --
6585723171    719     550,000           --
6586721976    808   2,180,000           --
6589094074    739     980,000           --
6594485010    705     550,000           --
6597376604    706     577,000      577,000
6607504237    740     595,000           --
6610158120    751     562,000           --
6622579818    703     736,000      729,000
6629399269    746     550,000           --
6635425280    758     600,000           --
6637569002    747   1,550,000           --
6654328803    761     640,000           --
6658967754    757     425,000           --
6664022370    734   1,495,000           --
6664818413    756   2,025,000           --
6665188469    800     750,000           --
6666089591    813   2,100,000           --
6667921156    798   1,258,000           --
6686233500    772     670,000           --
6686392181    774   1,430,000    1,550,000
6689234414    682     397,500           --
6691010638    685     560,000      557,865
6699991953    783     875,000           --
6703270667    769     783,000      785,000
6723185945    743     825,000      705,000
6723201700    782   1,000,000           --
6723481047    753     475,000      475,000
6724738981    748   1,030,000           --
6727244714    690     870,000      749,000
6729863669    694     400,000           --
6738979332    756     559,000           --
6740345399    780     530,000           --
6743152263    697     875,000           --
6746075800    683     850,000      834,200
6749061922    728     532,000           --
6754057625    768     650,000           --
6768734847    719   1,500,000           --
6772352867    731     500,000      499,506
6777597631    699     750,000           --
6779773552    722     410,000           --
6786766847    725     700,000           --
6802383304    703     575,000           --
6804004429    728     530,000           --
6807845539    681   1,175,000    1,113,000
6808288911    693     595,000           --
6809696237    728   1,110,000           --
6813513246    634     553,000           --
6814359045    748   1,275,000    1,250,000
6815277949    716     720,000           --
6818101856    786   1,950,000           --
6829222923    742   1,400,000           --
6831855512    765   1,500,000           --
6837272092    767     630,000           --
6838171491    767     635,000           --
6843856672    687     480,000           --
6847051734    784   1,250,000           --
6855156334    622   1,440,000           --
6858284117    790   1,000,000           --
6858807941    729     775,000           --
6859115039    780     489,000      489,000
6864657975    723     545,000      535,000
6865325366    765     730,000           --
6873251174    797   1,650,000           --
6884813152    731     810,000           --
6895310719    795   1,050,000           --
6900510394    749   2,000,000           --
6910042982    782     565,000           --
6911872320    760   1,000,000           --
6921178650    780     508,000      499,900
6923666561    750     685,000      699,318
6927097482    787     440,000           --
6948790099    769     620,000           --
6956342239    803     752,000      751,750
6956472226    684     652,000           --
6967478840    704     500,000           --
6972321985    650     600,000      595,000
6982047786    700     765,000           --
6994358445    728     550,000           --
6999002022    745     520,000           --

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS


                                     [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

     Re: The Pooling and Servicing Agreement dated May 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________


                                    By:_______________________________________
                                       (authorized signer of Bank of America
                                        Mortgage Securities, Inc.)

                                    Issuer:___________________________________
                                    Address:__________________________________
                                    __________________________________________

                                    Date:_____________________________________

Custodian
---------
The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature                           Date


Documents returned to Custodian:


----------------------------------- ----------------
Custodian                           Date

                                   EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


     [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated May 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                              [_______________],


                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES


                                     [Date]


The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-6, Class ___, having an initial aggregate Certificate Balance as of May 24, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                Very truly yours,

                                ------------------------------
                                (Transferor)


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES


                                     [Date]


The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-6, Class ___, having an initial aggregate Certificate Balance as of May 24, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                Very truly yours,

                                ------------------------------
                                (Transferor)


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                ------------------------------
                                (Nominee)


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in
          Section 501(c)(3) of the Internal Revenue Code of 1986.

     ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

     ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

---------------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

     ___  Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934, as amended.

     ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

     ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____    ____           Will the Transferee be purchasing the
            Yes     No             Transferred Certificates only for the
                                   Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                ------------------------------
                                Print Name of Transferor


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________
                                 Date:_____________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The Transferee owned and/or invested on a discretionary basis
          $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____    ____           Will the Transferee be purchasing the
            Yes     No             Transferred Certificates only for the
                                   Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                -----------------------------------
                                Print Name of Transferee or Adviser


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________



                                IF AN ADVISER:


                                -----------------------------------
                                Print Name of Transferee


                                 By:_______________________________________
                                 Date:_____________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES


                                     [Date]


The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-6, Class ___, having an initial aggregate Certificate Principal Balance as of May 24, 2001 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                Very truly yours,


                                ------------------------------
                                (Transferee)


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________
                                 Date:_____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                ------------------------------
                                (Nominee)


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES


The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

     Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-6, Class ___, having an initial aggregate Certificate Principal Balance as of May 24, 2001 of $_________

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [___________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated May 24, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.


                                Very truly yours,


                                ------------------------------
                                (Transferee)


                                 By:_______________________________________
                                 Name:_____________________________________
                                 Title:____________________________________
                                 Date:_____________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-6


STATE OF               )
                       )  ss:
COUNTY OF              )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated May 24, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

     7. The Transferee historically has paid its debts as they have become due.

     8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     9. The Transferee's taxpayer identification number is ____________________.

     10. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

     11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

     12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.


                                      * * *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                ------------------------------
                                Print Name of Transferee


                                 By:_______________________________________
                                    Name:
                                    Title:



     Personally appeared before me the above-named ____________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this _____ day of ___________________, ____.






                                    --------------------------------------------
                                                     NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____.

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.   Copies of Mortgage Loans Documents.

2.   Residential loan application.

3.   Mortgage Loan closing statement.

4.   Verification of employment and income, if required.

5.   Verification of acceptable evidence of source and amount of downpayment.

6.   Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.   Residential appraisal report.

8.   Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.  Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.  Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT


            This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").


                              PRELIMINARY STATEMENT


      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

            The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

            Loss Mitigation Advisor:  ______________.

            Purchaser: _______________________, or the holder of record of the Class B Certificates.

            Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.

            This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                  Bank of America, N.A.
                  201 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn: Secondary Marketing

with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                 ________________________


            (c)  in the case of the Purchaser:

                 ________________________


            Section 3.05.  Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.

            The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

            The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.

            In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.


                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                          Loss Mitigation Advisor
                                          _______________________


                                          By:_________________________________
                                          Name:
                                          Title:


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.



                                    Purchaser

                                    By:__________________________________

                                    Name:________________________________

                                    Title:_______________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES


                                     Florida

                                    Maryland

                                   Mississippi

                                 South Carolina

                                    Tennessee

                                    EXHIBIT M

                               PAC GROUP SCHEDULE


PAYMENT DATE                                                    PAC GROUP
------------                                                    ---------

June 25, 2001...................................................$131,234,844.17
July 25, 2001....................................................130,857,364.42
August 25, 2001..................................................130,403,647.67
September 25, 2001...............................................129,873,867.95
October 25, 2001.................................................129,268,286.73
November 25, 2001................................................128,587,253.13
December 25, 2001................................................127,831,203.89
January 25, 2002.................................................127,000,663.22
February 25, 2002................................................126,096,242.49
March 25, 2002...................................................125,118,639.72
April 25, 2002...................................................124,068,638.92
May 25, 2002.....................................................122,947,109.27
June 25, 2002....................................................121,755,004.11
July 25, 2002....................................................120,493,359.78
August 25, 2002..................................................119,163,294.28
September 25, 2002...............................................117,766,005.77
October 25, 2002.................................................116,302,770.94
November 25, 2002................................................114,774,943.13
December 25, 2002................................................113,183,950.44
January 25, 2003.................................................111,531,293.52
February 25, 2003................................................109,818,543.36
March 25, 2003...................................................108,047,338.80
April 25, 2003...................................................106,219,384.05
May 25, 2003.....................................................104,336,445.92
June 25, 2003....................................................102,400,351.05
July 25, 2003....................................................100,412,982.94
August 25, 2003.................................................. 98,376,278.90
September 25, 2003............................................... 96,292,226.87
October 25, 2003................................................. 94,162,862.14
November 25, 2003................................................ 92,060,114.01
December 25, 2003................................................ 89,983,657.95
January 25, 2004................................................. 87,933,173.38
February 25, 2004................................................ 85,908,343.61
March 25, 2004................................................... 83,908,855.79
April 25, 2004................................................... 81,934,400.85
May 25, 2004..................................................... 79,984,673.49
June 25, 2004.................................................... 78,059,372.11
July 25, 2004.....................................................76,158,198.75
August 25, 2004...................................................74,280,859.09
September 25, 2004................................................72,427,062.37
October 25, 2004..................................................70,596,521.36
November 25, 2004.................................................68,788,952.31
December 25, 2004.................................................67,004,074.93
January 25, 2005..................................................65,241,612.32
February 25, 2005.................................................63,501,290.94
March 25, 2005....................................................61,782,840.57
April 25, 2005....................................................60,085,994.29
May 25, 2005......................................................58,410,488.39
June 25, 2005.....................................................56,756,062.39
July 25, 2005.....................................................55,122,458.97
August 25, 2005...................................................53,509,423.91
September 25, 2005................................................51,916,706.10
October 25, 2005..................................................50,344,057.49
November 25, 2005.................................................48,791,233.02
December 25, 2005.................................................47,257,990.61
January 25, 2006..................................................45,744,091.15
February 25, 2006.................................................44,249,298.39
March 25, 2006....................................................42,773,378.99
April 25, 2006....................................................41,316,102.44
May 25, 2006......................................................39,877,241.01
June 25, 2006.....................................................38,481,327.41
July 25, 2006.....................................................37,130,482.06
August 25, 2006...................................................35,823,292.51
September 25, 2006................................................34,558,390.04
October 25, 2006..................................................33,334,448.31
November 25, 2006.................................................32,150,182.10
December 25, 2006.................................................31,004,346.02
January 25, 2007..................................................29,895,733.26
February 25, 2007.................................................28,823,174.44
March 25, 2007....................................................27,785,536.43
April 25, 2007....................................................26,781,721.25
May 25, 2007......................................................25,810,664.97
June 25, 2007.....................................................24,889,047.51
July 25, 2007.....................................................23,997,737.30
August 25, 2007...................................................23,135,773.48
September 25, 2007................................................22,302,225.16
October 25, 2007..................................................21,496,190.45
November 25, 2007.................................................20,716,795.61
December 25, 2007.................................................19,963,194.12
January 25, 2008..................................................19,234,565.91
February 25, 2008.................................................18,530,116.47
March 25, 2008....................................................17,849,076.13
April 25, 2008....................................................17,190,699.23
May 25, 2008......................................................16,554,263.43
June 25, 2008.....................................................15,969,168.05
July 25, 2008.....................................................15,403,638.44
August 25, 2008...................................................14,857,042.00
September 25, 2008................................................14,328,766.20
October 25, 2008..................................................13,818,217.88
November 25, 2008.................................................13,324,822.69
December 25, 2008.................................................12,848,024.49
January 25, 2009..................................................12,387,284.77
February 25, 2009.................................................11,942,082.12
March 25, 2009....................................................11,511,911.66
April 25, 2009....................................................11,096,284.56
May 25, 2009......................................................10,694,727.53
June 25, 2009.....................................................10,330,499.66
July 25, 2009..................................................... 9,978,360.14
August 25, 2009................................................... 9,637,915.66
September 25, 2009................................................ 9,308,785.54
October 25, 2009.................................................. 8,990,601.29
November 25, 2009................................................. 8,683,006.23
December 25, 2009................................................. 8,385,655.12
January 25, 2010.................................................. 8,098,213.81
February 25, 2010................................................. 7,820,358.89
March 25, 2010.................................................... 7,551,777.29
April 25, 2010.................................................... 7,292,166.06
May 25, 2010...................................................... 7,041,231.93
June 25, 2010..................................................... 6,816,010.42
July 25, 2010..................................................... 6,597,904.09
August 25, 2010................................................... 6,386,690.23
September 25, 2010................................................ 6,182,152.99
October 25, 2010.................................................. 5,984,083.28
November 25, 2010................................................. 5,792,278.50
December 25, 2010................................................. 5,606,542.33
January 25, 2011.................................................. 5,426,684.60
February 25, 2011................................................. 5,252,521.02
March 25, 2011.................................................... 5,083,873.05
April 25, 2011.................................................... 4,920,567.71
May 25, 2011...................................................... 4,762,437.40
June 25, 2011..................................................... 4,609,319.75
July 25, 2011..................................................... 4,461,057.43
August 25, 2011................................................... 4,317,498.02
September 25, 2011................................................ 4,178,493.86
October 25, 2011.................................................. 4,043,901.86
November 25, 2011................................................. 3,913,583.43
December 25, 2011................................................. 3,787,404.27
January 25, 2012.................................................. 3,665,234.27
February 25, 2012................................................. 3,546,947.40
March 25, 2012.................................................... 3,432,421.54
April 25, 2012.................................................... 3,321,538.38
May 25, 2012...................................................... 3,214,183.32
June 25, 2012..................................................... 3,110,245.32
July 25, 2012..................................................... 3,009,616.80
August 25, 2012................................................... 2,912,193.56
September 25, 2012................................................ 2,817,874.64
October 25, 2012.................................................. 2,726,562.24
November 25, 2012................................................. 2,638,161.60
December 25, 2012................................................. 2,552,580.96
January 25, 2013.................................................. 2,469,731.37
February 25, 2013................................................. 2,389,526.71
March 25, 2013.................................................... 2,311,883.53
April 25, 2013.................................................... 2,236,720.99
May 25, 2013...................................................... 2,163,960.79
June 25, 2013..................................................... 2,093,527.07
July 25, 2013..................................................... 2,025,346.34
August 25, 2013................................................... 1,959,347.43
September 25, 2013................................................ 1,895,461.37
October 25, 2013.................................................. 1,833,621.38
November 25, 2013................................................. 1,773,762.75
December 25, 2013................................................. 1,715,822.79
January 25, 2014.................................................. 1,659,740.81
February 25, 2014................................................. 1,605,457.99
March 25, 2014.................................................... 1,552,917.36
April 25, 2014.................................................... 1,502,063.75
May 25, 2014...................................................... 1,452,843.71
June 25, 2014..................................................... 1,405,205.46
July 25, 2014..................................................... 1,359,098.86
August 25, 2014................................................... 1,314,475.33
September 25, 2014................................................ 1,271,287.83
October 25, 2014.................................................. 1,229,490.78
November 25, 2014................................................. 1,189,040.05
December 25, 2014................................................. 1,149,892.88
January 25, 2015.................................................. 1,112,007.87
February 25, 2015................................................. 1,075,344.90
March 25, 2015.................................................... 1,039,865.13
April 25, 2015.................................................... 1,005,530.93
May 25, 2015......................................................   972,305.86
June 25, 2015.....................................................   940,154.64
July 25, 2015.....................................................   909,043.07
August 25, 2015...................................................   878,938.04
September 25, 2015................................................   849,807.50
October 25, 2015..................................................   821,620.39
November 25, 2015.................................................   794,346.62
December 25, 2015.................................................   767,957.08
January 25, 2016..................................................   742,423.55
February 25, 2016.................................................   717,718.72
March 25, 2016....................................................   693,816.11
April 25, 2016....................................................   670,690.12
May 25, 2016......................................................   648,315.92
June 25, 2016.....................................................   626,669.48
July 25, 2016.....................................................   605,727.53
August 25, 2016...................................................   585,467.54
September 25, 2016................................................   565,867.67
October 25, 2016..................................................   546,906.78
November 25, 2016.................................................   528,564.43
December 25, 2016.................................................   510,820 77
January 25, 2017..................................................   493,656 62
February 25, 2017.................................................   477,053 40
March 25, 2017....................................................   460,993 10
April 25, 2017....................................................   445,458 30
May 25, 2017......................................................   430,432 13
June 25, 2017.....................................................   415,898 23
July 25, 2017.....................................................   401,840 80
August 25, 2017...................................................   388,244 50
September 25, 2017................................................   375,094 51
October 25, 2017..................................................   362,376 46
November 25, 2017.................................................   350,076 43
December 25, 2017.................................................   338,180 97
January 25, 2018..................................................   326,677 03
February 25, 2018.................................................   315,551 99
March 25, 2018....................................................   304,793 62
April 25, 2018....................................................   294,390 10
May 25, 20187.....................................................   284,329 95
June 25, 2018.....................................................   274,602 09
July 25, 2018.....................................................   265,195 77
August 25, 2018...................................................   256,100 60
September 25, 2018................................................   247,306 51
October 25, 2018..................................................   238,803 74
November 25, 2018.................................................   230,582 87
December 25, 2018.................................................   222,634 76
January 25, 2019..................................................   214,950 56
February 25, 2019.................................................   207,521 71
March 25, 2019....................................................   200,339 92
April 25, 2019....................................................   193,397 17
May 25, 2019......................................................   186,685 69
June 25, 2019.....................................................   180,197 96
July 25, 2019.....................................................   173,926 70
August 25, 2019...................................................   167,864 87
September 25, 2019................................................   162,005 64
October 25, 2019..................................................   156,342 41
November 25, 2019.................................................   150,868 79
December 25, 2019.................................................   145,578 60
January 25, 2020..................................................   140,465 84
February 25, 2020.................................................   135,524 72
March 25, 2020....................................................   130,749 63
April 25, 2020....................................................   126,135 13
May 25, 2020......................................................   121,675 98
June 25, 2020.....................................................   117,367 09
July 25, 2020.....................................................   113,203 53
August 25, 2020   ................................................   109,180 53
September 25, 2020................................................   105,293 49
October 25, 2020..................................................   101,537 94
November 25, 2020.................................................    97,909 56
December 25, 2020.................................................    94,404 17
January 25, 2021..................................................    91,017 73
February 25, 2021.................................................    87,746 31
March 25, 2021....................................................    84,586 14
April 25, 2021....................................................    81,533 53
May 25, 2021......................................................    78,584 94
June 25, 2021.....................................................    75,736 95
July 25, 2021.....................................................    72,986 22
August 25, 2021...................................................    70,329 54
September 25, 2021................................................    67,763 80
October 25, 2021..................................................    65,285 98
November 25, 2021.................................................    62,893 18
December 25, 2021.................................................    60,582 57
January 25, 2022..................................................    58,351 42
February 25, 2022.................................................    56,197 11
March 25, 2022....................................................    54,117 07
April 25, 2022....................................................    52,108 83
May 25, 2022......................................................    50,170 00
June 25, 2022.....................................................    48,298 27
July 25, 2022.....................................................    46,491 41
August 25, 2022...................................................    44,747 24
September 25, 2022................................................    43,063 67
October 25, 2022..................................................    41,438 68
November 25, 2022.................................................    39,870 31
December 25, 2022.................................................    38,356 65
January 25, 2023..................................................    36,895 88
February 25, 2023.................................................    35,486 23
March 25, 2023....................................................    34,125 97
April 25, 2023....................................................    32,813 45
May 25, 2023......................................................    31,547 05
June 25, 2023.....................................................    30,325 23
July 25, 2023.....................................................    29,146 49
August 25, 2023...................................................    28,009 36
September 25, 2023................................................    26,912 45
October 25, 2023..................................................    25,854 39
November 25, 2023.................................................    24,833 88
December 25, 2023.................................................    23,849 63
January 25, 2024..................................................    22,900 42
February 25, 2024.................................................    21,985 06
March 25, 2024....................................................    21,102 41
April 25, 2024....................................................    20,251 33
May 25, 2024......................................................    19,430 77
June 25, 2024.....................................................    18,639 69
July 25, 2024.....................................................    17,877 06
August 25, 2024...................................................    17,141 93
September 25, 2024................................................    16,433 36
October 25, 2024..................................................    15,750 42
November 25, 2024.................................................    15,092 25
December 25, 2024.................................................    14,458 00
January 25, 2025..................................................    13,846 84
February 25, 2025.................................................    13,257 97
March 25, 2025....................................................    12,690 64
April 25, 2025....................................................    12,144 10
May 25, 2025......................................................    11,617 62
June 25, 2025.....................................................    11,110 52
July 25, 2025.....................................................    10,622 12
August 25, 2025...................................................    10,151 78
September 25, 2025................................................     9,698 87
October 25, 2025..................................................     9,262 79
November 25, 2025.................................................     8,842 94
December 25, 2025.................................................     8,438 76
January 25, 2026..................................................     8,049 71
February 25, 2026.................................................     7,675 26
March 25, 2026....................................................     7,314 89
April 25, 2026....................................................     6,968 11
May 25, 2026......................................................     6,634 45
June 25, 2026.....................................................     6,313 44
July 25, 2026.....................................................     6,004 64
August 25, 2026...................................................     5,707 61
September 25, 2026................................................     5,421 95
October 25, 2026..................................................     5,147 24
November 25, 2026.................................................     4,883 11
December 25, 2026.................................................     4,629 17
January 25, 2027..................................................     4,385 06
February 25, 2027.................................................     4,150 44
March 25, 2027....................................................     3,924 96
April 25, 2027....................................................     3,708 30
May 25, 2027......................................................     3,500 14
June 25, 2027.....................................................     3,300 17
July 25, 2027.....................................................     3,108 11
August 25, 2027...................................................     2,923 67
September 25, 2027................................................     2,746 57
October 25, 2027..................................................     2,576 54
November 25, 2027.................................................     2,413 34
December 25, 2027.................................................     2,256 71
January 25, 2028..................................................     2,106 42
February 25, 2028.................................................     1,962 23
March 25, 2028....................................................     1,823 92
April 25, 2028....................................................     1,691 27
May 25, 2028......................................................     1,564 09
June 25, 2028.....................................................     1,442 16
July 25, 2028.....................................................     1,325 30
August 25, 2028...................................................     1,213 31
September 25, 2028................................................     1,106 02
October 25, 2028..................................................     1,003 25
November 25, 2028.................................................       904 84
December 25, 2028.................................................       810 61
January 25, 2029..................................................       720 43
February 25, 2029.................................................       634 13
March 25, 2029....................................................       551 56
April 25, 2029....................................................       472 59
May 25, 2029......................................................       397 09
June 25, 2029.....................................................       324 92
July 25, 2029.....................................................       255 95
August 25, 2029...................................................       190 06
September 25, 2029................................................       127 14
October 25, 2029..................................................        67 07
November 25, 2029.................................................         9 74
December 25, 2029.................................................            0